UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06652

Julius Baer Investment Funds
(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tony Williams 330 Madison Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-297-3600

Date of fiscal year end:	10/31

Date of reporting period:	11/01/04 – 10/31/05

Item 1. Reports to Stockholders.

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Julius Baer Funds (the "Funds") for the fiscal year ended October 31, 2005 (the "Reporting Period"). In the wake of a bitter battle with Mother Nature that included a crippling tsunami in Southeast Asia as well as Hurricanes Katrina, Rita, and Wilma, which collectively changed the face of the U.S. Gulf Coast, energy prices soared to record levels during the Reporting Period. Consumers were faced with $3+ per gallon gasoline prices and many feared that this coupled with a forecast drop in the housing markets would lead to a significant drag on worldwide equity prices. Although periods of volatility arose from such events and the victims of such catastrophes are still reeling from their lingering effects, global markets have enjoyed positive returns. The Dow Jones Industrial Average and the S&P 500 posted moderate gains; whereas major European indices (such as the FTSE Index, CAC 40, and DAX) and Japan's Nikkei index garnered double digit increases. The Funds also achieved stellar performance, which is further outlined in each portfolio manager's commentary.

Not only was performance good, but the Funds also experienced sizeable growth in net assets during the Reporting Period. The net assets of our flagship product, the Julius Baer International Equity Fund ("IEF"), grew by 101.3%, crossing the $15 billion level and Management's overall assets under management rose by 84.7%, topping $31 billion. While we were pleased that IEF attracted so much interest, continued large inflows could have eventually impaired the portfolio managers' ability to maintain performance integrity and abide by its stated investment objectives. As a result of such rapid growth, Management, as well as the Board of Directors (the "Board") believed the responsible action was to close this specific fund to new investors while making the same basic investment strategy and the talents of the same management team available to investors through the launch of the Julius Baer International Equity Fund II ("IE2").

On May 4, 2005, we launched IE2. The product was structured to maintain a similar strategy as IEF, but limited its investment to shares of mid to large capitalization companies. The Fund offers both Class A and Class I shares and is available directly through its transfer agent (US Bancorp LLC) and through a broad array of distribution channels, such as Schwab, Fidelity, and TD Waterhouse.

Bearing in mind the Funds' growth as well as a desire to remain competitive in the marketplace, the Board and Management reassessed each Fund's current expense structure. As a result of such analysis, we introduced breakpoints to the IEF advisory fee schedule, which effectively reduced advisory fees from a flat 90 basis points to

Julius Baer Funds    2005 Annual Report

an annual rate of 0.90% for the first $7.5 billion dollars of average daily net assets, 0.88% for the next $2.5 billion dollars of average daily net assets and 0.85% for average daily net assets over $10.0 billion dollars, which translated into a full 2 basis point savings for shareholders during the Reporting Period. In addition, we opted to lower the advisory fee of the Julius Baer Total Return Bond Fund from 65 basis points to 45 basis points and capped the total net expense ratio at 69 basis points on Class A shares and 44 basis points on Class I, respectively. Finally, we decided to further lower the expense cap on the Julius Baer Global Equity Fund ("GEF") to 140 basis points on Class A shares and 115 basis points on Class I shares.

During the Reporting Period, we also initiated a 10:1 reverse stock split on GEF. Prior to engaging in such a split, the low absolute price of the Fund created a situation in which small movements in share price may not have completely captured the underlying Fund performance. While these differences would be expected to "average out" over time, near term variations could have adversely effected existing shareholders/new investors and could cause slight tracking issues with respect to competitors. We believe that this coupled with a general investor belief that low priced funds are inferior investments warranted the action taken.

To make all of the Funds more attractive to registered investment advisors as well as broker wrap platforms, we have also decided to lower the investment minimum on the Class I shares from $2 million to $1 million. The primary difference between the two share classes is that the Class A shares have a 12b-1 and Shareholder Servicing Fee of 25 basis points while this does not exist on the Class I shares. If current shareholders believe they qualify to transfer their assets to the Class I shares given these lower minimum investment thresholds, they should contact the Funds' transfer agent at 1-800-387-6977 or their intermediary. For more information on the Funds, please visit their website at www.us-funds.juliusbaer.com.

In closing, on behalf of Management, I would like to extend our appreciation to all shareholders for their continued support of the Funds. We look forward to continuing to provide clients with the best professional management in the forthcoming year.

Sincerely,

Tony Williams

President

Julius Baer Funds    2005 Annual Report

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The CAC 40 Index is a narrow based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The German Stock Index (DAX) is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index or average.

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/05)

Julius Baer Funds    2005 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL EQUITY FUND INC.

Annual Report
Period Ending October 31, 2005.

The Julius Baer Global Equity Fund Inc. ("Global Equity Fund") enjoyed its first full fiscal year in the current form. The Global Equity Fund, which had previously been known as the closed-end European Warrant Fund, became an open-ended fund on July 1, 2004 and changed its name to reflect the change in strategy and management team. This is the second annual report since the change and the first that covers a full 12-month period.

The Global Equity Fund Class A shares returned 17.00% over the Reporting Period (10/31/04 - 10/31/05), which compares favorably to its benchmark, the MSCI World Index (net dividends), which returned 13.27%.

Our ability to outperform the benchmark during this Reporting Period was due to a number of factors, including our decision to invest significantly in the emerging markets of Central and Eastern Europe while underweighting holdings based in North America. In addition, our overweight exposure to energy stocks for much of the period and underweighting companies exposed to the US consumer also provided benefit. Specifically, our best performance came from our decisions to invest in Turkey, Russia, Romania, Hungary and Poland; to underweight the United States; and to overweight Continental Europe. Individual names that contributed most to these results included OTP Bank (Hungary), Sberbank (Russia), Lukoil ADR (Russia), Prudential Financial (United States), Bank Pekao (Poland) and Macquarie Infrastructure Company Trust (United States).

Over the past year, we were concerned about the global economy and the imbalances in the Anglo-Saxon countries, especially the United States. This presented us with a tough balancing act as the global markets generally performed better than we expected and our cash holdings were a drag on performance. Consumers in the Anglo region were buffered by extraordinarily strong housing markets, which they were then able to translate into increased purchasing power, spending at levels well above what income growth alone would have allowed and driving economic growth forward. The US consumer's ability to continue to spend is now challenged by a central bank that was busily raising interest rates for much of the period. In the US, the Fed Funds rate was raised eight times from 1.75% to 3.75%, during the fiscal year and longer-term interest rates moved higher by roughly 50 basis points (the ten-year government note rose from 4.03% to 4.55%). Earlier, central bankers in the UK and Australia moved to raise interest rates keeping yield curves in these countries flat over the entire period. In addition, higher energy prices would also logically seem to take away from other discretionary spending.

Julius Baer Funds    2005 Annual Report

The US consumer defied all expectations and continued with unbridled spending. While disposable incomes only rose by 5.2%, personal consumption rose almost twice as much to 11% over the 12 months ending October 31 2005. Lower taxes and reduced savings rates helped, but the biggest boost was provided by that ATM machine otherwise known as the home. By virtue of rising prices and the ease of refinancing one's mortgage, the consumer was able to turn the growing equity in his home into cash. Going forward, we feel that the tailwinds described above will disappear as the new year progresses. Certainly with deficits catching the attention of lawmakers, tax cuts are off the table despite this being an election year. Second, with a savings rate already at zero, we should not count on any more stimulus from this source and may even see a reversal should the consumer opt to save more if interest rates move higher. More importantly, consumers who took out adjustable rate mortgages in 2004 will face higher rates when their reset period arrives. In 2004, approximately 37% of all borrowers opted for the adjustable rate mortgage. This percentage was even higher among lower end borrowers as 88% of all such mortgages were of the adjustable variety. Most importantly, 65% of total sub-prime mortgages had a two year reset, meaning they will come due during 2006 at interest rates at least 150 basis points higher. Such an increase amounts to approximately $90/month for each $100,000 borrowed. This will certainly detract from discretionary consumer spending that otherwise would have gone to MP3 players, flat-screen televisions and the like.

Contrary to the risks building in the United States, we remain excited about the prospects for the emerging markets of Central and Eastern Europe. As we noted in last year's annual report, "Central Europe possesses risks similar to those of a developed market, but with the potential for rewards and growth of an emerging one." We were not disappointed and while the strong gains over the past few years have left these markets pricier than in the past, strong economic growth has delivered great profit performance. Unlike previous emerging market booms that went bust, this one appears to be better balanced and less susceptible to outside influences. In May 2004, ten predominantly Eastern European countries joined the European Union. By reforming their legal, political and economic systems, these countries have become a favored destination for global investment capital, increasing standards of living across the region and spawning the beginning of a consumer market. Likewise, they are not dependent on external growth as was the emerging market model in the past. Other countries that have not yet joined the union, such as Turkey, have also attracted our interest as they have implemented tough reforms to bring down deficits and inflation rates to ultimately join the EU. While Turkey's entry into the EU may not be for another ten years, we believe the process is more important than the final destination. Underpenetration of the consumer sectors of these countries has allowed banks to grow assets well in excess of already robust

Julius Baer Funds    2005 Annual Report

GDP growth rates. While some bumps are possible, if not probable, we believe the long-term attractiveness of the region remains.

Although somewhat more risky, Russia may ultimately be even more profitable. The immaturity of the Russian markets along with a government that hasn't always been investor friendly has created interesting valuation opportunities in this country. In particular, the energy sector looks attractive when compared to western country competitors with the ability to buy reserves in the public market at about one third the cost. Like Central Europe, an underpenetrated Russian consumer sector allows for significant growth opportunities.

One can't properly review the state of the world today without commenting on the two giants of the emerging world, China and India. Economic growth continues apace in both countries and in a complementary fashion. India has done a better job growing its service-oriented industries (benefiting from its educational levels and the widespread use of English), while China has become the world's "factory". The emergence of these two giants has already impacted the world as their increased demand for commodities to stoke their growth engines has led to higher prices for almost everything tangible. Previous underinvestment in global commodity production capacity has prevented supply from keeping pace and prices have subsequently moved higher. While direct investment in these countries might seem a simple decision given the rapid growth rates, this is not the case. In China, the quality of the listed companies, their transparency and their valuation has left us to largely skirt the market. India, on the other hand, may ultimately be the more interesting destination, and we continue to evaluate opportunities as they arise. Due to a potential whimsical judiciary and governmental red-tape, India has lagged other emerging countries in attracting investment capital and thus been less successful in developing its manufacturing base. The country has attracted only $3.4 billion of foreign investment in the 12 months ending June 30, 2005, compared with almost $55.3 billion for China and over $30 billion for Brazil. India has, however, succeeded in developing a strong domestic economy where consumption as a share of GDP has reached 64% compared with 58% in Europe, 55% in Japan and just 42% in China (of course, the US remains the undisputed champ of spending with the consumer at over 70% of GDP).

In Continental Europe, three major themes guided our investments over much of the Reporting Period. First, the opportunity for consolidation across the Italian banking sector prompted our investment in many of the country's banks. The investment was not without drama as Italy's head central banker, Antonio Fazio, became ensnared in controversy as he was caught interfering in the acquisition process of Banca Antonveneta by ABN Amro. The historic inefficiencies of the Italian banks leave further room for more internal or external consolidation. Second, our

Julius Baer Funds    2005 Annual Report

distaste for the heavily indebted Anglo-Saxon consumer led us to the more frugal consumers of Scandinavia. Whereas debt/income ratios in the US and the UK are closing in on 25%, ratios in the Nordic countries are closer to 5%, leaving the banks more opportunity for growth and less susceptible to bad credits in a slowing economy. Finally, we continued to invest in infrastructure-related companies around the world. In Europe, we purchased airport and seaport operators who should benefit from the physical movement of people and goods as the global economies grew. We also invested in cement companies that benefit from industry consolidation and the many public infrastructure projects taking place in Europe and the United States.

Japan has made significant strides in stoking its domestic economy and has benefited from its close proximity to China's booming economy. Recent elections reinforced Prime Minister Koizumi's reform agenda, which should help keep momentum moving forward. Japanese banks have (finally) taken the needed steps to clean their balance sheets and resume lending. Robust corporate profits and strengthened balance sheets have fed through into increased hiring (the year on year growth in total employment is the strongest since the 1996-1997 upswing). The key to Japan's story going forward will be maintenance and development of domestic growth drivers. Reform of the postal system may potentially stimulate increased capital markets activity as currently misallocated deposits are put to more productive use in the private sector. Still, we must remember that Japan has previously seen at least three false starts and talk of higher taxes could also cause this recovery to stumble prematurely.

In the period ahead, we plan to invest around the following key global themes:

•  the increasing wealth of the Eastern and Central European countries,

•  whether Japan can continue and accelerate its domestic demand,

•  whether the US consumer finally throws in the towel and, of course,

•  the direction of economic growth in China and its impact on commodity prices.

We lean favorably to the first theme and will proceed cautiously on the last three.

Brett Gallagher Global Equity Fund Inc. Portfolio Manager	Rudolph-Riad Younes, CFA Global Equity Fund Inc. Portfolio Manager

Julius Baer Funds    2005 Annual Report

Performance quoted represents past performance which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, Julius Baer Investment Management LLC ("JBIM"), the Funds, or any affiliated company.

The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions. It is not possible to invest directly in an index.

Please see the Portfolio of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds    2005 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND

JULIUS BAER INTERNATIONAL EQUITY FUND II

Annual Report
Period Ending October 31, 2005

DIAGNOSIS:

Both the Julius Baer International Equity Fund ("IEF") and the Julius Baer International Equity Fund II ("IE II") outperformed their benchmark, the MSCI EAFE Index ("the Index"), for the period under review. For the twelve months ending October 31, 2005, IEF Class A shares returned 22.19% versus 18.09% for the Index. For the period from inception on May 4, 2005 to October 31, 2005, IE II Class A shares rose 9.30% compared to an Index return of 7.23% for the same timeframe. While IE II only invests in companies with a market capitalization greater than US$2.5 billion at the time of purchase (and IEF invests in securities of all market capitalizations), whenever feasible, the geographic and sector exposure for the two funds are similar.

Maintaining our strong performance proved to be a difficult balancing act of remaining defensively positioned yet still participating in the market's strong rally. We remain concerned about structural imbalances in the US economy and believe that the country's recent economic rebound was overly reliant on house-price inflation, which was the result of excessive monetary and fiscal stimuli.

Our strong performance was the result of a number of factors, primary among them was our exposure to emerging markets, specifically Russia and Turkey. In Russia, we focused on oil and gas companies that are rich in reserves and trade at a fraction of the valuation of their major Western counterparts. In Turkey, we emphasized the banking sector and conglomerates both of which we feel are well positioned to benefit from Turkey's quest to join the European Union.

In Japan, our focus on the banking sector and some of the country's dominant exporters proved beneficial. We believe that the banking sector stands to benefit the most from an end to deflation and continued structural reforms. Japanese auto manufacturers remain our favorite among the nation's exporters given their increasing global market share (including the US, Europe and China) based on popular, high quality car models at attractive prices. Their focus on fuel-efficient cars during this rising oil price environment puts them in a strategically well-placed position.

In Continental Europe, oil, construction, and airport holdings were strong contributors to performance. The valuation of these oil companies reflected a price of

Julius Baer Funds    2005 Annual Report

US$30-40 per barrel, which is way below prevailing and, we believe, normalized market prices. Airports and seaports are under-appreciated, unique assets that are natural monopolies able to leverage increases in travel and global trade. Those construction companies we invested in got rewarded for diversifying their business into higher margin and lower volatility public infrastructure projects.

Exposure to the Australian and Canadian mining and energy industries was also a positive factor in our performance. These basic resource companies are benefiting from overall global monetary policies and increased demand from China and India. We reduced our exposure towards the end of the fiscal-year over concerns of a cyclical downturn in commodity prices within a structural bull market.

The strength of the US dollar against most major currencies caught many market participants by surprise. The dollar benefited from rising US interest rates and covering of many short positions. Industry specific issues have prevented defensive sectors such as food, pharmaceuticals, and telecommunication carriers from offering a safe haven during times of market turbulence. The food sector is suffering from a combination of higher prices caused by commodities, and pricing pressure caused by private labels and discounters. Pharmaceutical companies continue to suffer from a weak pipeline of new products, assault from generic drug brands, and threats of pricing pressure from lawmakers. Telecommunications carriers are facing a tougher regulatory environment, aggressive new entrants, and price deflation caused by technological innovation.

Finally, this year was a very active year for mergers and acquisitions as cash rich corporations, private equity firms and hedge funds went on a spending binge. Twenty-two companies in IEF and ten in IE II were the targets of such activity.

PROGNOSIS

Looking ahead to next year, many challenges remain. The debate is no longer whether structural imbalances exist, but whether the adjustment will be painless. Some expect the US corporate sector, along with the stagnant Japanese and European economies, will take the baton from the US consumer while others expect a significant slowdown once the US consumer tires and asset prices deflate.

Adding complexity to the situation, early next year Ben Bernanke will replace Alan Greenspan as the Chairman of the US Federal Reserve ("the Fed")—arguably the world's most important financial position. How the new Chairman acts and reacts will significantly impact the ultimate trajectory of the global economy.

Julius Baer Funds    2005 Annual Report

BIG PICTURE

Our investment process is driven by both the big picture as well as the close-up details. Looking at the big picture, we continue to believe that the adjustment to such imbalances will not be smooth. The question also remains as to when such an adjustment will take place. Long-bond yield rates have barely budged, despite the fact that short-term rates have moved from 1.75% to 3.75%, between July 2004 to November 2005. Housing prices continue to rise and the current account deficit has fallen deeper in the red. The economy has not been stress-tested since the imbalances keep getting larger despite the increase in the short rates—and long rates may not rise at all.

We shall attempt to address three issues: the adjustment of the imbalances, the current pace of globalization, and the US dollar.

The Coming Adjustment: Where is the Baton?

As the US Fed tightens and the consumer grows tired, financial markets appear preoccupied with the question: will the consumer drop the baton or, will it be smoothly handed-off to the corporate sector? Thus far, the suspense continues. The consumer is running with the same energy and showing no sign of fatigue, while the corporate sector remains largely idle. What will happen to the baton?

The economy is driven by business and consumer dynamics. Businesses create jobs and pay wages to consumers who in turn consume their wages paying them back to the corporations who in turn re-invest the proceeds in more investments and job creation. Hence, a virtual circle is created. Whenever this circle is broken, macroeconomic policies intercede. In the US, these policies tend to be biased towards "trickle-down" economics—i.e., focus on the business sector. If the business sector is in good shape then the economy is in good shape, because a healthy business sector leads to a healthy job market, which leads to healthy demand and a healthy economy.

By late 2000, the balance sheet of corporate America was a total mess. Companies believed in their inflated market capitalization and over-borrowed, over-hired, over-expanded, over-paid for acquisitions, and over-cooked their books. The financial health of the consumer was also deteriorating due to job losses and balance sheet shrinkage caused by the meltdown of the equity market. To spare the US economy a severe recession, the monetary and fiscal authorities showered the corporate sector with tax breaks and lower borrowing costs, and put money in consumer's pockets through tax rebates and house price inflation. As a result of these policies, the current balance sheet of corporate America is in very solid shape.

Julius Baer Funds    2005 Annual Report

However, given that consumers are the ones who replenished the corporate coffers, they are now buried even further in debt. The consumers and the policy makers are still waiting for reciprocity from corporate America: to start expanding, investing, hiring, and raising wages.

So far, the business sector has invested little in the domestic economy. Managers remain cautious in the aftermath of the bubble. They continue to off-shore and outsource, suffer from excess capacity or do not believe in the sustainability of the recovery.

As a result, most of the action has been "trapped-up" instead of "trickle-down". Companies are using excess cash for share buy-backs or dividend hikes. While such actions tend to increase the wealth of shareholders, they do little to improve the prospects of the job market or the economy. More worrisome of late, private equity investors are undoing the macro-economic policies of the past five years. They are raiding cash-rich companies, taking out the excess cash, and re-leveraging them to the hilt. Again, excess cash is ending up in the pockets of wealthy investors instead of corporate investment that expands employment.

We believe the performance of the corporate sector in this relay will be disappointing. They will remain stingy in their contribution to the domestic economy for two main reasons: businesses continue to expand overseas to meet domestic demand and financial activities by CFOs and private equity firms siphoning liquidity away from the coffer of corporations into the pockets of wealthy investors. There is a possibility that the baton may have to be picked by the authorities again.

US policy makers will soon have to realize that "trickle-down" is an ineffective and misplaced policy. The business sector is no longer "domestic"; it is global while the consumers remain domestic. Hence the policies should focus on the consumer and not on the business sector. "Trickle up" policies would be much more effective in managing the domestic economy in this globalized world.

Globalization: It is the Anglo-Saxons Model—For Now

In the late 80's, short-sighted corporate America was the laughing stock of the business world. As the saying went, Japanese managers think in decades; Europeans think in years; while their American counterparts think in quarters. Today, we are at the other extreme and anything that is not done the Anglo-Saxon way is scorned both at the macro- and micro-economic levels. The economic prosperity and low unemployment that Anglo-Saxon countries have enjoyed over the past 15 years has been the envy of the rest of the developed world. Japan has been in deflation for years and Continental Europe has been stuck with low economic growth and double digit unemployment. In Japan's case, one might argue that some of its stagnation is

Julius Baer Funds    2005 Annual Report

a legacy of the bubble era and that it is currently benefiting from China's expansion. But it is also true that the globalization process has brought about the rise of Asian tigers such as Korea and Taiwan, which has had severe deflationary effects on many Japanese industries.

Citizens are protesting by voting against the establishment: the old guard in the Japanese ruling party LDP was voted out of office, the Social Democrats lost power in Germany, and the popularity of President Chirac in France and Prime Minister Berlusconi in Italy is at a low point. In turn, politicians are quarreling with their "independent" central bankers: Japan's Prime Minister Koizumi has threatened and ordered the Bank of Japan not to end its quantitative easing policies and European finance ministers have been very vocal and confrontational about their displeasure with European Central Bank (ECB) monetary policy. Governments under pressure from voters are now desperately seeking growth. Accommodative monetary and expansive fiscal policies are the easy remedies normally used to counter the deflationary effects of globalization but thus far, they have met with little success. While globalization is causing low inflation in tradable goods, and wage stagnation both in the manufacturing sector and a small part of the service sector where wage labor can be arbitraged, the remedies (the easy monetary policies) are mainly causing inflation in asset prices such as real-estate and bonds.

Why are the Anglo-Saxons prospering from global trade while the rest of the developed world, especially Continental Europe, is suffering from it? Should the rest of the developed world emulate the Anglo-Saxon model? If not, how do they get out of their miserable trap?

Common wisdom attributes the success of the US and its Anglo-Saxon brethren to their high productivity, the flexibility of their labor laws, their strong embrace of free market principles, and positive demographic trends. However, it is difficult to ignore that strong economic performance has been accompanied by a plethora of severe structural imbalances: the vast current account and fiscal deficits, the exceptionally low saving rates, the record high household debt as a percentage of income, and the overheated housing market.

Two factors may better explain the Anglo-Saxons' recent fortunes. First, their economies are less dependent on manufacturing and second, the development of their financial markets has enabled the consumers to easily extract equity from sky-rocketing home prices thereby compensating for stagnant wages. Meanwhile, Continental Europe is more dependent on manufacturing, and has experienced modest home price appreciation with limited means for extracting equity. Therefore, the Anglo-Saxons' recent fortunes may be transient in nature and merely

Julius Baer Funds    2005 Annual Report

reflect their ability to postpone a painful adjustment while Continental Europe, lacking this flexibility, is in the midst of such adjustments.

Beyond liberalizing its labor laws, Europe can do little but await the ultimate conclusion of this vendor-financing scheme. The current pace and nature of this globalization is hazardous to long-term U.S. vitality. Trade is a win-win game as long as it is a balanced one. Warren Buffett has publicly warned against the current trade imbalance and provided a possible solution, but his advice and warnings fell on deaf ears. Unless the United States wakes up, foreign central bank financing of our trade deficit may end up being the United States's Trojan horse: seemingly useful on the surface but deadly in the long run.

Workers are also voters. They may have lost their bargaining power with management but not with government. So far, the ability of consumers to transform houses into ATMs has softened the impact of stagnant wages and delayed a grass-root revolt in the US. However, malcontent was apparent in our recent November elections where the Democratic Party had big wins. It remains to be seen whether 2006 elections prove even more unsettling for incumbent politicians.

Finally, American corporations' rush to embrace outsourcing may resurrect the old label of shortsightedness. To save a few pennies today, they may have incubated future competitors who will cost them dollars tomorrow.

The US Dollar: What Next?

Despite the well publicized imbalances of the US economy, especially the current account deficit, the US dollar had a surprisingly strong year against most major currencies. What's happening here? Don't current account deficits on the scale of 6% of Gross Domestic Product ("GDP") matter? And what should we expect next year?

In hindsight, there are plausible explanations for the US dollar's strength. First, it rallied because by late 2004 it became a crowded trade—technically, it was oversold. Second, the dollar does not appear overvalued against major currencies based on purchasing power parity. Third, the US Federal Reserve is the only central bank that has been raising rates aggressively. Rates in the US are expected to hover between 4.5% and 5% from next year until the end of the decade. Japanese, Eurozone and Swiss rates are expected to stay below US rates for the foreseeable future. You may have to wait years before earning 1% on the yen, 2% on the Swiss franc, or 3% on the Euro. Only the British pound is forecast to provide interest rates commensurate

Julius Baer Funds    2005 Annual Report

to the US dollar. Finally, the yen and, to a lesser extent the Euro, have become the hedge funds' "borrow currency" of choice.

Short term interest rates futures (90 days)	December 2005	Long-dated future
US dollar	4.49%	4.97% (June '09)

Euro	2.52%	3.095% (Sept. '07)

British pound	4.61%	4.69% (June '09)

Japanese yen	0.09%	1.54% (Sept. '10)

Swiss franc	1.08%	2.14% (Sept. '07)

Source: Bloomberg

Though highest of the group, even US dollar rates are hardly enticing when for the last three years nominal GDP grew at a pace of 6% to 7%. Central bankers fooled many financial market participants into accepting core inflation as the reference point. They argue that interest rates somewhat above core inflation should be considered adequate if not generous. Over the past 12 months inflation has averaged about 3.4%—so one should be grateful for earning 4%.

For the past five years Consumer Price Inflation (CPI) has averaged 2.55% while Core CPI (which is ex-food and energy) was about 2.09%. It is hard to imagine that inflation was this low during a period where real estate prices more than doubled in many parts of the world and many commodities prices performed similarly. Many (ourselves included) suspect that conventional inflation measures understate the true cost of living.

Ricardo Reis, an economist at Princeton University, attempted to address that very issue in a recent paper (The Economist, October 15, 2005, page 76). He argued that CPI measures only the prices of goods and services consumed today; it does not include the prices of what we will consume tomorrow. If share or housing prices rise sharply, future consumption becomes more costly, as well as the cost of living. So, he designed a new inflation index—dynamic price index (DPI)—that included asset prices such as equities and real estate. For the four years ending in 2004, the annual rate of inflation according to DPI was 7.4%, compared with an average increase of only 2.3% in the CPI. No wonder there is a rush to buy real assets all over the world.

Investors are finally realizing that all major central banks, irrespective of their charter, are being forced 'de facto' either by politicians or by globalization to follow monetary policies that give more weight to growth than price stability. This is

Julius Baer Funds    2005 Annual Report

evidenced by the public quarrels between the Bank of Japan and the European Central Bank on the one hand and the politicians on the other.

The real issue is not the debate on the merit of holding yen versus US dollars or Euros; it is about holding any of these sanctioned currencies versus real assets, which were again major winners this year. It is apparent that holding paper currency today is akin to a hemorrhage of one's purchasing power. That's why people are grabbing real assets: real estate, commodities, and precious metals. Also, it is no surprise that gold has risen and many expect substantial gains are still to come while the Fed is raising interest rates.

The dilemma with real assets is that some of them have become expensive places to hide from the malfeasance of central bankers. The trick is to find those real assets whose values remain supported by fundamentals. For example, an investor should look for real estate opportunities in remote areas where prices have barely budged rather than overpaying for something similar in crowded metropolitan areas.

CLOSE-UP

Our analysis continues to guide us towards emerging Europe, including Russia and Turkey. In the short-term, there is a possibility of a correction in these markets, which we view as a buying opportunity. While we are not big believers in the current Japanese market rally, we are not yet fighting it. We have also returned to neutral positions in commodities until more clarity on the macroeconomics front is received. Lastly, we have identified positive dynamics in several sectors that may create attractive investment opportunities.

Emerging Markets

Our view on emerging markets is divided into two camps: one whose fortune is tied to global trade and the other whose is tied to the expansion of the European Union. The first relies on the current imbalance in global trade while the second relies on the goodwill of European politics.

Most markets in Asia and Latin America are benefiting from the boom in Anglo-Saxon consumption along with Chinese capital spending and infrastructure projects. Asia is gaining through exports and Latin America through the rise in commodity prices. The fortune of both is joined at the hip. There is no denying that the fundamentals have improved in both regions as evidenced by the record current account surpluses. However, we are not convinced that their fundamentals will remain positive once global imbalances start to adjust.

Central and Eastern Europe, in particular Turkey and Russia, are big beneficiaries of the drive to reunite Europe. This process is rooted in a sound political foundation,

Julius Baer Funds    2005 Annual Report

unlike the current imbalance in global trade. This year, both Turkey and Russia enjoyed outsized returns, but we believe the two countries will decouple once the pace of globalization slows or adjustment of the imbalances begins.

The biggest risk in Central and Eastern Europe is the complacency of the governments towards reform. The time table to join the European Monetary Union (EMU) is being continually pushed further into the future. In some countries, like Hungary, budget deficits are worsening as a result of populist policies aimed at appeasing voters. However, we believe that sooner rather than later, either market forces or fear of forfeiting their chance to join the EMU will force the violating countries into sound policies.

Japan

Japan's economic prospects have improved. Prime Minister Koizumi won decisively in the recent elections and earned a mandate to continue structural reform. Privatizing the postal office is likely to be at the top of the agenda. China, Japan's neighbor and its second most important trading partner, grew at a 9-10% pace. Corporate profits are strong, the result of restructuring, an improving domestic economy, a weaker yen, and strong global growth—especially in China and the US.

But are these improvements already discounted? As of late, the Japanese stock market has been on a tear: "Turnover reaches five times bubble average; concerns grow that new one is forming... Behind the records is active stock trading by foreigners and individual investors encouraged by the economic recovery and brighter corporate earnings... The high turnover is driven in large part by churning on the part of individuals trading online." (The Nikkei Weekly, November 14, 2005, Page 1)

Domestic retail investors have been active in low priced stocks—i.e. penny stocks. Foreign investors were active in the reflation trade, indiscriminately purchasing mainly domestic sector stocks perceived to be leveraged to the end of deflation in sectors such as real estate, insurance, banking, and retail. Foreign private equity funds have been aggressively bidding up real estate prices in Tokyo and now few prime properties there yield more than 3%.

On many valuation metrics Japan is looking very expensive compared to Europe. Japan's Topix Index trades on 23x earnings and yield 0.93% while European averages trade around 13x earnings and yield about 3%. The market is partially correct to ignore current financial multiples on the premise that earnings are depressed after more than ten years of deflation, but does Japan deserve a 100% premium to Europe?

Julius Baer Funds    2005 Annual Report

One way to measure operational leverage is to value companies based on assets and operational metrics instead of earnings related ones. Aside from banks, whose market capitalization to deposit ratio is still at a large discount to their European counterparts, we have failed to find fundamental justification to chase this rally in the other domestic sectors.

In our opinion, Japan's real leverage is not from reflation but from its unique exposure to its neighbor, China—and that can be huge. The potential benefit from this relationship could surpass the combined benefits that Mexico and the US enjoy from their trade relationship. Japan is doing the near-shoring that America did but at the same time they are, like the Mexicans, exposed to a super-jumbo economy next door. Whereas the US population is about three times that of Mexico, the Chinese population is about ten times that of Japan. As previously mentioned, Japan is a country with the worst demographics but the most improving geographics. Instead of chasing a reflation trade, we continue to focus on companies that are highly leveraged to the emergence of China as a major economy. We are also looking at companies that are transplanting the China-Japan model to India. In the long run, India may prove to be a more stable partner given the lack of political sensitivity that exists with the Chinese. India is already a democracy and has a much younger demographic than China.

Sectors and Themes

We continue to attempt to find attractive industries that are consolidating, not reliant on global imbalances, with high entry barriers, and set to experience above average growth.

The global cement industry has been slowly consolidating into an oligopoly where the top eleven cement companies now own about 56% of global capacity today compared with less than 17% in 1988. The consolidation has led to more pricing discipline and additional capacity. The high transportation cost of the product, especially by land, provides an added protection from cheap imports—less than 5% of global cement is exported. The entry barriers are also very high with tough permission and environmental demands and intense capital expenditure. Cement also possesses some defensive characteristics since it benefits from large government spending when the economy slows. The industry is, for the first time, focused on cost cutting and efficiency programs. We feel the sector's valuations remain attractive; cement still trades in line with its long-term average while a re-rating is well deserved. Some of our holdings in the period include Lafarge, Holcim, and Cemex.

We anticipate the luxury goods industry will enjoy strong growth over the next decade. Currently, the industry is benefiting from several big drivers. First, as consumers are dividing their purchases between a "trade-up" to a luxury good or a

Julius Baer Funds    2005 Annual Report

"trade-down" to a discounter, the market share of luxury goods manufacturers is increasing. Second, the expected increase in purchasing power of consumers from emerging economies could be a boon for the industry. The Chinese consumer could account for as much as 29% of all luxury purchases by 2015 (Japanese make right now around 40% of all purchases). The Indian consumer demographic is also very attractive with 44% of population below 19 years of age, and lastly, the Russian consumer whose appetite is second to none. In addition, the increase in global travel should accelerate luxury good purchases through duty free shops. Two luxury goods companies we held during the reporting period were LVMH and Swatch, and we like their prospects based on their strong position in emerging markets.

Consolidation has brought the global spirits industry down to four players: Diageo, Pernod Ricard, Fortune Brands and Bacardi. The industry's barriers to entry are extremely high due to brand loyalty, expensive distribution networks, and high marketing spend. Additional features that make this an attractive segment include the world's aging demographics and the growth in wealth in emerging markets. As consumers get older, they drink more spirits and less beer, and as consumers in emerging economies grow in wealth they will increase their consumption of top spirits brands as a show of status. Our holdings over the fiscal year include the top two players in terms of sales, Pernod Ricard and Diageo.

The construction sector is benefiting from the budgetary problems that face national and local governments. Given the public sector's funding problems and inefficient operations, public authorities are now engaging private companies. The construction sector diversified its cash flows out of a business that traditionally had low margins and negative working capital requirements, into one that includes concessions like toll roads, airport services, and waste collection. Certain firms entered into build-operate-transfer (BOT) agreements for projects like hospitals, schools and prisons, which are projects that have double the margins of regular construction business. Construction deserved a strong re-rating as its business mix migrated towards higher margin and lower volatility projects. Companies that profited from these changes include Ferrovial, Vinci, and Skanska. Our exposure to the sector was reduced during the period due to strong performance and the rising risk from higher interest rates.

The European electric utility sector has also been experiencing a favorable pricing environment. We correctly anticipated that electricity prices would rise significantly in response to the increase in input (oil, gas, and coal) and emission costs. Given that the market equilibrium price is set by the producers who have the highest variable cost (coal and gas), we favored utilities that had high exposure to nuclear and hydro power. Strong performers in this category during the reporting period were

Julius Baer Funds    2005 Annual Report

Fortum, RWE, Suez and Eon and a smaller company, BKW. Later in the period, our exposure was reduced as the undervaluation has substantially narrowed.

Privately-owned hospitals in Europe are experiencing both growth and consolidation: governments are struggling to cope with the burden of healthcare costs while privately-owned hospitals are providing the best and most efficient hospital care. As a result, public hospitals are being privatized and long-term contracts for hospital care are being awarded to the private entities.

Private hospitals are also expected to benefit from an increase in medical procedures due to an aging population as well as from market share gains coming at the expense of poorly run public hospitals. There are ample opportunities for acquiring public hospitals and smaller private clinics as the market is still very fragmented. Profitability can be improved as leading hospitals gain economies of scale through consolidation and by reducing the length of hospital stays for the same procedure (most reimbursements are based on procedures rather than hospital days). Two such companies held in IEF during the reporting period were Generale De Sante, the largest private hospital in France and Capio, the largest private hospital in Europe. (Since both stocks have a capitalization of under US$2.5 billion, they were not in IE II.)

The Italian banking industry is one of the most fragmented in Europe but is expected to experience a wave of consolidations over the next two to three years. In the past, unfriendly shareholder rules and a hostile central banker made mergers and acquisitions difficult for both domestic and foreign banks. This has begun to change rather dramatically since the beginning of the year when two foreign banks, BBVA and ABN Amro, tested the resolve of the Bank of Italy with one of them succeeding in acquiring a local bank.

In addition to the prospects of consolidation, Italian banks have many attractive attributes. Italy is one of the most immature credit markets in Europe and penetration remains very low. Italians have been slow to increase borrowing given their cultural distaste for credit due to historically high interest rates, but that is changing and the potential for growth is high as Italy converges to European averages.

Italian banks still have ample opportunity for efficiency gains as their cost is one of the highest in Europe. The potential from restructuring is equally high based on cleaning the loan portfolios and liquidating non-core holdings. In summary, the leverage to higher profits is significant and originates from cost cutting, faster credit growth, lower structural provisions and, at some point, stronger economic growth. In spite of better long-term growth prospects and M&A speculation, the Italian banks trade in line to a discount to the European averages. During the period, our holdings in the area include Banca Intesa, Capitalia, and Banca Popolare di Milano, all of which are undergoing restructuring and are potential takeover targets.

Julius Baer Funds    2005 Annual Report

German real estate has been stagnant for more than a decade as a result of the huge overbuilds during the early '90's and unfriendly legislation that heavily favored tenants over landlords. However, the sector seems to be turning the corner driven by several strong fundamentals: household formation is growing as the number of persons per household declines. Home ownership in Germany (43%) is the lowest in Europe while in Spain, the UK, and France it is 82%, 69%, and 53%, respectively. The supply side is vastly improving as completions are at half the peak level of 1994 and vacancy rates are coming down. Despite the oversupply, rent grew by 2.4% annually over the past ten years. Finally, the anticipation of REIT legislation in 2006/2007 should attract additional private equity investors who would most likely cause upward pressure on market prices. We mainly gained exposure to the sector through real estate companies and banks.

Along with our attempts on getting the big picture right and identifying positive sector developments, we continue to focus on unearthing individual investment opportunities around the globe.

Rudolph-Riad Younes, CFA

International Equity Fund and International Equity Fund II Portfolio Manager

Performance quoted represents past performance, which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East with all values expressed in U.S. dollars. It is not possible to invest directly in an index or average.

Please see the Portfolio of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Julius Baer Funds    2005 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER TOTAL RETURN BOND FUND
Annual Report
Period Ended October 31, 2005

The Julius Baer Total Return Bond Fund (the "Fund"), Class A shares returned 3.93% for the fiscal year ending October 31, 2005. Over the same time period the benchmark, Lehman Brothers Aggregate Bond Index, had a return of 1.13%.

One of the major contributors to the Fund's outperformance over the last year was our positioning within the US yield curve. We expected the Federal Reserve to continue to raise the Federal Funds rate at least into the second half of 2005. We, therefore, were confident that rates would go up in the short end of the US yield curve. We were less sure about the direction of rates in the long end of the curve. Usually, when the Fed starts a tightening program, it is due to an increase in inflation or at least that inflationary expectations are moving higher. This results in higher interest rates all along the yield curve.

In our opinion, when the Fed started this tightening program, it was more driven by the desire to eliminate the 'insurance' of a historically low rate. This all-time low was in effect to ward off the threat of deflation that was a feared result of the bursting of the equity bubble in the beginning of the decade. When the members of the Federal Open Market Committee made the decision to begin to raise rates in June 2004, they made it clear that they were looking to reach a 'neutral' rate and not to prevent a pick-up in inflation.

Bonds in the long end of the yield curve did not increase in yield simply because there was scant sign of inflationary pressure, and the Fed was tightening, meaning there was little chance of inflation getting ahead of the Fed. An environment with benign inflation and a central bank that is tightening is usually very good for longer-term bonds. Remember, the Federal Reserve can strongly influence rates in the short end of the yield curve. The longer end of the curve, on the other hand, is more influenced by inflation and inflationary expectations. Our yield curve strategy in October 2004 was to be positioned for a flattening. We had this position well into the second half of 2005 and it paid off. The following graph shows the

Julius Baer Funds    2005 Annual Report

change in the shape of the curve from the beginning to the end of the funds fiscal year.

U.S. Yield Curve

Source: Bloomberg

Another position that significantly added to the Fund's higher return versus the index was our positioning in Mexican bonos and the peso. In January 2005, Mexican bonos had a yield of 9.8%. At the same time, the Mexican peso was close to its all-time low versus the US dollar, trading as low as 11.38 and the US dollar was near the end of its two year depreciation versus the major world currencies. This meant that the Mexican peso had a large decreased in value versus many currencies, including a 61% drop value versus the Canadian dollar between early 2002 and December 31 of 2004. The central bank of Mexico, Banco De Mexico, meanwhile was quietly going about bringing inflation down and hence raising its own credibility. We believed that this was a very attractive combination for a fixed income investment. This, combined with the fact that Mexico has significant oil reserves, led us to our decision to take a large position in longer-term bonos and a corresponding weight in the currency. From January 1 to October 31, 2005, bonos have rallied 110 basis points while the peso rose over 3.3% versus the US dollar. A similar maturity US treasury actually lost almost 40 basis points over the same time period.

Over the full fiscal year, our currency stance had mix results. In the last two months of 2004 the Euro rallied from 1.2752 to 1.3554, an increase of 6.3%. During the same time period the Japanese yen rallied 3.6%. We feel the Fund was well positioned for this move, with our currency position very close to the maximum allowed by our guidelines.

Julius Baer Funds    2005 Annual Report

January to October 2005 was a much harder environment for non-dollar assets, as the US dollar rallied for most of the year. The Euro was down 11.5% versus the dollar, closing at 1.1992 on October 31, 2005. The Japanese yen lost 13.4% over the same time period. We substantially reduced our non-dollar position in the beginning of January. This allowed us to avoid much of the poor performance that would have resulted had we left our currency positioning static.

Outlook

The US fixed income market has two countervailing expectations. The first forecasts a pickup in inflation and higher interest rates. The second anticipates a drop in demand from the consumer and an inverted yield curve.

Those who believe in the first opinion, which appears to include the Fed, are fearful that inflation is on the rise and, probably more importantly, that there may be an increase in inflationary expectations. The Fed has expressed their reluctance to allow an increase in inflation expectations given the assumption that a wage/price spiral could develop. In addition, concerns over government-induced inflation from the hurricane rebuilding efforts along the Gulf Coast could contribute to inflation during 2006. Against this backdrop, high energy prices should flow through into both the current headline CPI and the more widely watched core CPI in the near future.

The second opinion is based on concerns that the housing market will correct or slow-down and that high heating costs may diminish consumer spending starting in early 2006. Both of these issues imply a shift in consumer spending behavior. In addition, a legislated increase from 2% to 4% in the minimum payments on credit cards balances may cause some consumers to rethink the use of credit as a spending vehicle or at least impair near-term purchases. The conclusion drawn from these factors is a growth slowdown, a limiting effect on inflation and, therefore, a desire by investors to extend duration.

We expect some combination of higher prices limited by slowing growth to emerge over the next several quarters but predict a "muddle through" economy rather than one with volatile characteristics. In the near-term, fixed income markets should continue to be dominated by tighter Fed policy. On February 1, 2006, Ben Bernanke will replace Alan Greenspan as the new Federal Reserve Chairman. Past changes in Fed chairmen have increased market volatility. The economic scenario and global imbalances Greenspan will leave behind suggest that concern is warranted.

From our perspective, the major item of concern is the housing market. Greenspan went so far as to co-author (only the second time in his role as Chairman) a long and technical piece on the subject. We believe the Fed is concerned that the housing market presents a substantial risk to the economy as many consumers have

Julius Baer Funds    2005 Annual Report

"cashed out" the equity in their homes to fund a lifestyle they could otherwise not afford. Also, savings rates have dropped dramatically, eroding many consumers' downside cushion. The Fed's concern is that a substantial number of consumers have no more equity in their house than they did five years ago, even though prices are dramatically higher and, at the same time, have very little traditional savings. ING Group recently released a study estimating that GDP would be reduced by 1.5% if housing price growth is flat for one year.

In a perfect world, we believe the Fed would prefer to have ten year Treasury rates rise just enough to slow housing price growth to a low, but positive, rate for several years allowing other portions of the economy to rebalance to the housing market gains. Therefore, we believe that the Fed would like to see long-term rates higher now but their ability to influence the long end of the yield curve is tenuous at best. Hence, Greenspan's conundrum. In short, we expect the Fed will continue to raise the Fed Funds rate to the point where long rates slow the growth rate of house prices.

In this environment, it can be difficult to manage fixed income assets. As the Fed tightens, we expect long rates to move higher. Yet, a rising interest rate environment is tough on fixed income performance. The classic response in a domestic fixed income account is to lower the portfolio's duration, hence, potentially reducing interest rate risk.

We are able to employ a different strategy. Instead of trying to bet if and when an increase or decrease in longer-term rates in the US will occur, we are inclined to use our global knowledge to position the Total Return Bond Fund in "friendlier" interest rate environments. An example is Europe, where we are invested in longer-term bonds, thereby capturing a substantial amount of duration versus a central bank handcuffed with a soft economy. Over the last year, we held a substantial position in European government debt having expected that this region's economy would struggle, which it has. We continue to hold this position based on our forecast that the European Central Bank (ECB) is unlikely to tighten more than one or two times because the regions economy is struggling to grow. Another positive aspect of this particular investment is the "positive carry" that is generated by hedging the Euro back to the US dollar. Due to the steeper yield curve in Europe versus the US, holding long European debt while hedging out the currency risk can result in a higher implied interest rate on the total investment than would be generated by buying a similar US Treasury bond. This allows us to invest in a bond with what we feel is substantially less risk of price erosion due to an increase in interest rates and have virtually no currency risk with a higher total yield than a comparable US Treasury.

Julius Baer Funds    2005 Annual Report

Another foreign market where we are currently positioned is the United Kingdom gilt market. Their ten year bonds currently yield approximately the same as ten year Treasuries, yet the UK central bank has already successfully slowed the country's growth rate. Therefore, we believe that their rates are less likely to rise than US interest rates. Finally, we have positions in Mexico and Iceland. Bonds in these countries offer higher yields (8.50% and 7.60%, respectively) making them attractive markets with the potential to make a meaningful contribution to performance while diversifying US interest rate risks.

We believe our defensive strategy should produce higher returns relative to the benchmark. While absolute returns are likely to be meager in the near-term, the expected adjustment in the fixed income market should provide a more favorable backdrop for investment returns in 2006.

Donald Quigley

Total Return Bond Fund Portfolio Manager

Performance quoted represents past performance which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The Lehman Brothers US Aggregate Bond Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. It is not possible to invest directly in an index or average.

Please see the Portfolio of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds    2005 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL HIGH YIELD BOND FUND
Annual Report
Period Ended October 31, 2005

The Julius Baer Global High Yield Bond Fund (the "High Yield Fund"), Class A shares enjoyed a good fiscal year in the twelve months ending October 31, 2005, returning of 6.15%, net of all fees and expenses. This performance outpaced our benchmark, the Merrill Lynch Constrained Global High Yield Index by 2.53%.

The overall macro-economic environment continued to be support of high yield bonds during the review period. Global economies expanded, inflation remained muted, and corporate profits grew. However, imbalances in the global economy also grew, namely the US current account and budget deficits, structural rigidities in the European economy, highly export-oriented trade surpluses in some emerging market economies, and rising commodity prices, particularly energy. All of these imbalances are interconnected making it hard to see how they will be resolved without policy coordination on the part of governments throughout the world. In the US, there is a need to dampen excessive consumer spending and real estate speculation. Europe needs to address pension and employment reform. Some of the larger emerging economies need to introduce more flexible currency regimes and stimulate domestic consumption.

The most substantive movement during the review period was the steady rise of the US Federal Funds rate—steady rise a necessary evil given the circumstances. However, future hikes will likely be detrimental if there is not further progress on other economic problems both in the US and abroad.

As we manage the High Yield Fund, we keep a macro economic eye on two potential outcomes to this dilemma. The first and more pessimistic outcome is that US Fed Funds rate increases will continue without equivalent progress on other policy fronts. In this case, investment caution is warranted. Bonds, including high yield, should provide a better haven than equities, but within the bond asset class, high grade securities should outperform lower grade issues. If markets perceive policy responses as being asymmetric, risk aversion will likely take hold and high yield spreads (the difference in yield between high yield securities and government bonds) will presumably widen. The second potential outcome is that policy progress will in fact be balanced enough to engineer a "global soft landing". In this case, broad measures of economic progress will be positive, but there will, inevitably, be winners and losers.

Julius Baer Funds    2005 Annual Report

We remain optimistic and have managed the High Yield Fund with an emphasis on attempting to identify the potential winners and losers of economic rebalancing on a global scale. In doing so, we are also attentive to the risks of the first, more pessimistic, prognosis. One such potential winner we identified is the energy sector and therefore have maintained an overweight position for much of the fiscal year. On the flip-side, auto bonds are an area we are less enthusiastic about and hold a very low weighting in the industry. Those auto bonds we chose to invest in were primarily European-based companies denominated in their local currency because we believe they will endure the market turmoil better than their US-based counterparts. We also invested in the local currency bonds of a number of emerging economics, on the belief that they will benefit from global growth far more than corporations or whole industries rooted in the developed world.

At the same time, recognizing the possibility of the more pessimistic outcome to our current situation, we have steadily reduced our holdings of riskier developed economy corporates, including those rated below B-/B3 by S&P/Moody's, as we believe they have the potential to be more vulnerable in the event of a hard landing. For much of the year, we also carried an overweight position in healthcare bonds, given our feelings that they will perform relatively well regardless of the market or economic environment.

This dual approach has helped us navigate a somewhat turbulent fiscal year. While we were not perfect and made occasional mistakes in specific issues, we have moved quickly to assess each situation and cut our exposure at the point we felt our initial investment premise was no longer supportable.

As we enter a new fiscal year we remain optimists, but also retain our cautious approach. As optimists, we believe there will be many attractive opportunities to invest in areas of the world, in industries, and in companies that could be thriving in what is becoming a more global, more interconnected, and, hopefully, more balanced world. There will also be areas to avoid, and we will be careful to do so. And, along the way, there will always be uncertainty and volatility, for there is no free lunch in investing, but we will seek to dampen these bumps by respecting the more pessimistic possibilities and carefully considering any investments that do not live up to expectations.

Greg Hopper

Global High Yield Bond Portfolio Manager

Julius Baer Funds    2005 Annual Report

Performance quoted represents past performance, which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as "junk bonds." These securities tend to offer higher yields than higher rated securities fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 3% of the index. It is not possible to invest in an index.

Please see the Portfolio of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds    2005 Annual Report

SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of the Julius Baer Global Equity Fund Inc., Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund, or Julius Baer Global High Yield Bond Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in Julius Baer Global Equity Fund Inc., Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund, or Julius Baer Global High Yield Bond Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Global Equity Fund Class A

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,099.70	1.41%	$7.46
Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Julius Baer Funds    2005 Annual Report

Global Equity Fund Class I

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,100.60	1.15%	$6.09
Hypothetical	$1,000.00	$1,019.40	1.15%	$5.85

International Equity Fund Class A

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,113.30	1.30%	$6.92
Hypothetical	$1,000.00	$1,018.70	1.30%	$6.61

International Equity Fund Class I

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,115.50	1.04%	$5.55
Hypothetical	$1,000.00	$1,020.00	1.04%	$5.30

International Equity Fund II Class A

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual*	$1,000.00	$1,093.00	1.35%	$6.97
Hypothetical	$1,000.00	$1,018.00	1.35%	$6.72

International Equity Fund II Class I

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual*	$1,000.00	$1,096.00	1.08%	$5.58
Hypothetical	$1,000.00	$1,019.30	1.08%	$5.38

Total Return Bond Fund Class A

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,004.30	0.69%	$3.49
Hypothetical	$1,000.00	$1,021.70	0.69%	$3.52

Total Return Bond Fund Class I

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,004.90	0.44%	$2.22
Hypothetical	$1,000.00	$1,023.00	0.44%	$2.24

*  Actual returns for period from May 4, 2005 (commencement of operations) to October 31, 2005.

Julius Baer Funds    2005 Annual Report

High Yield Bond Class A

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,048.90	1.25%	$6.46
Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

High Yield Bond Class I

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,049.90	1.00%	$5.17
Hypothetical	$1,000.00	$1,020.20	1.00%	$5.09

Julius Baer Funds    2005 Annual Report

Julius Baer Global Equity Fund Inc.(1)

It is the Julius Baer Global Equity Fund Inc.'s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended October 31, 2005	17.00%
Five years ended 10/31/05	(26.55)%
Ten years ended 10/31/05	(1.23)%
Inception (7/17/90) through 10/31/05	0.20%

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Julius Baer Global Equity Fund Inc., commenced operations on July 17, 1990. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in shares of Julius Baer Global Equity Fund
Inc. vs. MSCI World Index (in US dollars) October 31, 1995-October 31, 2005†

†  Hypothetical illustration of $10,000 invested on October 31, 1995 assuming reinvestment of dividends and capital gains distributions through October 31, 2005. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.

(1)  On July 1, 2004 the Fund converted from a closed-end, non diversified investment company ("closed-end Fund") to an open-end diversified investment company with a different investment objective, different investment strategies and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end investment company and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund. For periods prior thereto, all historical performance information for Class A shares reflects the NAV performance of the Fund's common stock while it was a closed-end Fund.

  Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

Julius Baer Funds    2005 Annual Report

Julius Baer International Equity Fund

It is the Julius Baer International Equity Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/05	22.19%
Five Years Ended 10/31/05	7.75%
Ten Years Ended 10/31/05	14.98%
Inception (10/4/93) through 10/31/05	10.71%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer International Equity Fund vs. Morgan Stanley EAFE Index October 31, 1995-October 31, 2005†

†  Hypothetical illustration of $10,000 invested on October 31, 1995 assuming reinvestment of dividends and capital gains distributions through October 31, 2005. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Interational Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

Julius Baer Funds    2005 Annual Report

Julius Baer Total Return Bond Fund

It is the Julius Baer Total Return Bond Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/05	3.93%
Five Years Ended 10/31/05	8.13%
Ten Years Ended 10/31/05	5.96%
Inception (7/1/92) through 10/31/05	6.17%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Julius Baer Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer Total Return Bond Fund vs. a Blended Merrill Lynch and JP Morgan Index and Lehman Brothers US Aggregate Bond Index October 31, 1995-October 31, 2005†

†  Hypothetical illustration of $10,000 invested on October 31, 1995 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2005. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. The Lehman Brothers US Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the US Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)  Effective July 1, 2005 the benchmark for comparison changed to the Lehman Brothers US Aggregate Bond Index.

Julius Baer Funds    2005 Annual Report

Julius Baer Global High Yield Bond Fund

It is the Julius Baer Global High Yield Bond Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/05	6.15%
Inception (12/17/02) through 10/31/05	13.65%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Yield Bond Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns woiuld have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer Global High Yield Bond Fund vs. Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31, 2005†

†  Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody's Investors Service, Inc. and Standard & Poor's Rating Service). Indexes do not incur expenses and are not available for investment.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—84.6%
	United States—33.7%
11,027	3COM Corp*	$42,455
1,320	3M Co	100,290
4,330	Abbott Laboratories	186,406
4,490	Albertson's Inc	112,744
3,650	Altria Group	273,932
8,050	American International Group	521,643
5,180	AmerisourceBergen	395,079
3,510	Amgen*	265,918
13,130	Applied Materials	215,069
10,270	Archer-Daniels-Midland	250,280
2,215	Automatic Data Processing	103,352
5,130	Bank of America	224,386
3,350	Becton Dickinson & Co	170,012
2,870	Boeing Co	185,517
6,793	Bristol-Myers Squibb	143,808
4,070	Cardinal Health	254,416
9,787	Citigroup Inc	448,049
3,174	Clear Channel Communications	96,553
6,170	Comcast Corp* (3)	171,711
11,470	Compuware Corp*	92,792
3,480	Duke Energy	92,150
4,540	Eli Lilly & Co	226,047
18,413	EMC Corp*	257,045
1,450	Emerson Electric	100,847
2,524	Express Scripts* (3)	190,335
15,200	Exxon Mobil	853,328
2,040	FedEx Corp	187,537
26,920	General Electric	912,857
13,530	Genworth Financial-Class A	428,766
2,350	Grant Prideco*	91,392
7,620	Home Depot	312,725
2,800	IBM Corp	229,264
9,820	Intel Corp	230,770
5,585	Johnson & Johnson	349,733
5,181	JP Morgan Chase	189,728
4,780	Kellogg Co	211,133
4,620	KLA-Tencor Corp	213,860
2,800	Linear Technology	92,988
19,400	Macquarie Infrastructure	582,000

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	United States—Continued
7,336	McDonald's Corp	$231,818
4,070	Merck & Co	114,855
8,266	Merrill Lynch	535,141
33,604	Microsoft Corp	863,623
1,270	Molson Coors Brewing-Class B	78,359
8,177	Morgan Stanley	444,911
4,620	Motorola Inc	102,379
1,678	National Oilwell Varco*	104,825
2,058	Noble Corp	132,494
1,540	Paccar Inc	107,831
4,626	Parker Hannifin	289,958
1,320	Peabody Energy	103,171
5,804	Pepsico Inc	342,900
6,900	Pfizer Inc	150,006
7,980	Procter & Gamble	446,800
8,234	Prudential Financial	599,353
5,520	Raytheon Co	203,964
8,130	Safeway Inc (3)	189,104
2,510	Sempra Energy	111,193
10,110	Smurfit-Stone Container*	106,762
547	Southern Copper	30,162
4,440	Sprint Nextel	103,496
6,520	Sysco Corp	208,053
2,042	Target Corp	113,719
11,360	Time Warner	202,549
6,750	Tyco International	178,133
2,682	United Parcel Service-Class B	195,625
4,350	Verizon Communications	137,069
3,620	W.W. Grainger	242,468
2,160	Wal-Mart Stores	102,190
3,022	Weyerhaeuser Co	191,413
8,327	Wyeth	371,051
		17,342,292
	Japan—6.4%
600	Aeon Credit Service (1)	47,146
7,000	Bank of Yokohama (1)	56,976
9,000	Bosch Corp (1)	47,599
1,800	Canon Inc (1)	95,257
4,400	Credit Saison (1)	199,895

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Japan—Continued
2,200	Denso Corp (1)	$62,784
800	Fuji Photo Film (1)	25,547
34	Fuji Television Network (1)	75,699
3,156	Honda Motor (1)	175,291
1,300	Ibiden Co (1)	52,929
10	Japan Tobacco (1)	158,300
14,000	Matsushita Electric Industrial (1)	256,989
42	Mitsubishi Tokyo Financial (1)	529,620
49	Mizuho Financial (1)	329,134
2,000	NGK Spark Plug (1)	32,210
200	Nidec Corp*	11,082
2,527	Nikko Securities (1)	30,899
5,959	Nissan Motor (1)	62,281
1,100	Nitto Denko (1)	66,597
9,716	Nomura Holdings (1)	149,618
17,000	Seiyu Ltd* (1)	34,638
2,248	Sony Corp (1)	73,312
33	Sumitomo Mitsui Financial (1)	307,326
700	Takeda Chemical Industries (1)	38,493
1,080	Takefuji Corp (1)	75,900
5,800	Toyota Motor (1)	269,285
1,300	Yamaha Motor (1)	27,979
		3,292,786
	United Kingdom—6.4%
12,041	Aegis Group (1)	26,539
7,307	BAA PLC (1)	79,365
5,159	BAE Systems (1)	30,169
7,932	Balfour Beatty (1)	42,763
9,939	Barclays (1)	98,485
1,826	BG Group (1)	16,025
3,640	BP PLC ADR	241,696
3,462	British Sky Broadcasting (1)	31,260
9,485	Burberry Group (1)	64,403
16,938	Compass Group (1)	56,980
24,024	Diageo PLC (1)	355,152
3,299	Exel PLC (1)	70,441
17,754	GlaxoSmithkline PLC (1)	461,947
28,073	Hilton Group (1)	168,500
3,397	Imperial Tobacco (1)	97,431

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	United Kingdom—Continued
3,445	National Grid (1)	$31,504
2,121	Pearson PLC (1)	23,583
8,940	Peninsular and Oriental Steam Navigation (1)	63,903
1,273	Peter Hambro Mining* (1)	17,580
6,027	Prudential PLC (1)	50,580
3,688	Reckitt Benckiser (1)	111,463
498	Rhoen Klinikum (1)	18,056
7,940	Rolls-Royce Group* (1)	51,311
2,837	Royal Bank of Scotland (1)	78,557
4,717	Scottish & Newcastle (1)	39,020
6,280	Scottish Power (1)	61,484
11,079	Smith & Nephew (1)	93,758
1,703	Smiths Group (1)	27,500
561	South African Breweries (1)	10,581
40,059	Tesco PLC (1)	213,296
149,280	Vodafone Group (1)	391,834
1,404	Whitbread PLC (1)	23,348
4,878	William Hill (1)	46,128
1,024	Wolseley PLC (1)	20,832
7,775	WPP Group (1)	76,469
		3,291,943
	France—5.6%
7,866	Alcatel Alsthom* (1)	92,263
617	Alstom* (1)	29,539
436	Atos Origin* (1)	29,965
903	Autoroutes du Sud de la France (1)	50,345
1,315	BNP Paribas (1)	99,638
2,514	Bouygues SA (1)	123,983
627	Carrefour SA (1)	27,851
975	Compagnie de Saint-Gobain (1)	53,375
731	Compagnie Generale des Etablissements Michelin-Class B (1)	39,423
7,452	France Telecom (1)	193,598
2,191	Generale de Sante (1)	75,832
1,263	JC Decaux* (1)	25,799
3,258	Lafarge SA (1)	267,776
592	L'Air Liquide (1)	107,593
3,132	LVMH SA (1)	253,445
1,192	Pernod-Ricard (1)	208,227
746	Pinault-Printemps-Redoute (1)	78,325

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	France—Continued
1,396	Publicis Groupe (1)	$46,155
348	Renault SA (1)	30,099
4,296	Sanofi-Synthelabo (1)	343,777
704	Schneider Electric (1)	57,772
2,010	Societe Television Francaise (1)	51,502
4,311	Suez SA (1)	116,647
1,203	Total Fina-Class B (1)	302,751
975	Vinci SA (1)	76,110
2,111	Vivendi Universal (1)	66,294
		2,848,084
	Germany—4.7%
834	Aareal Bank* (1)	25,454
447	Adidas-Salomon (1)	74,924
406	Allianz AG (1)	57,309
1,022	BASF AG (1)	73,632
2,217	Bayerische Hypo-und Vereinsbank* (1)	61,742
1,232	Bilfinger and Berger Bau (1)	53,250
3,317	Commerzbank AG (1)	86,743
676	Continental AG (1)	51,639
1,181	DaimlerChrysler AG-Registered (1)	59,089
1,185	Deutsche Bank (1)	110,920
528	Deutsche Boerse (1)	49,650
4,404	Deutsche Post (1)	98,101
654	Deutsche Postbank (1)	36,028
8,294	Deutsche Telekom (1)	146,542
213	Deutsche Wohnen (1)	48,087
1,871	E.ON AG (1)	169,445
8,386	Fraport AG (1)	424,420
464	Freenet.de AG (1)	10,672
500	Fresenius AG (1)	64,437
1,153	Fresenius Medical Care (1)	103,666
721	Henkel KGAA (1)	57,354
663	Hypo Real Estate Holding (1)	32,024
3,002	IVG Immobilien (1)	57,703
783	Linde AG (1)	55,748
1,583	Metro AG (1)	71,954
49	Q-Cells AG* (1)	2,688
1,437	RWE AG (1)	91,724
500	Schering AG (1)	30,874

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Germany—Continued
2,576	Siemens AG (1)	$191,460
202	Solarworld AG (1)	27,372
		2,424,651
	Switzerland—4.0%
250	BKW FMB Energie (1)	16,788
2,580	Compagnie Financiere Richemont (1)	98,050
3,294	Holcim Ltd (1)	204,664
1,749	Nestle SA-Registered (1)	519,890
10,361	Novartis AG-Registered (1)	556,580
2,982	Roche Holding (1)	444,901
49	SGS SA (1)	36,058
1,260	The Swatch Group-Class B (1)	174,413
		2,051,344
	Russia—2.3%
400	Avtovaz Sponsored GDR	9,582
1,300	JSC MMC Norilsk Nickel ADR (3)	94,770
4,700	LUKOIL ADR	259,205
25	NovaTek OAO	55,000
882	NovaTek OAO Sponsored GDR*†	19,404
4,100	OAO Gazprom ADR (3)	237,390
438	Sberbank RF	389,820
4,474	Tyumen Oil*	27,739
598	Unified Energy System GDR	21,169
5,300	Uralsvyazinform ADR	36,994
6,400	VolgaTelecom ADR	46,464
		1,197,537
	Poland—2.0%
421	Agora SA (1)	7,977
6,877	Bank PEKAO (1)	325,560
496	Bank Prezemyslowo-Handlowy (1)	94,347
2,533	Budimex* (1)	29,455
2,837	CCC SA* (1)	20,058
1,428	Opoczno SA* (1)	18,109
44,999	Pko Bank Polski (1)	377,568
14,460	Polski Koncern Miesy Duda* (1)	44,308
15,756	Telekomunikacja Polska (1)	112,996
		1,030,378

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Sweden—2.0%
3,100	Capio AB* (1)	$53,512
4,900	ForeningsSparbanken AB (1)	120,866
4,400	Getinge AB-Class B (1)	54,955
1,900	Modern Times Group-Class B* (1)	72,656
24,000	Nordea AB (1)	235,087
11,800	Skandinaviska Enskilda Banken (1)	220,057
7,500	Skanska AB-Class B (1)	105,018
5,495	Svenska Handelsbanken-Class A (1)	125,248
5,500	TeliaSonera AB (1)	26,856
		1,014,255
	Italy—1.8%
3,949	Assicurazioni Generali (1)	117,400
1,478	Autostrada Torino-Milano (1)	28,063
19,916	Banca Intesa (1)	92,901
20,391	Banca Intesa-RNC (1)	88,275
11,723	Banca Popolare di Milano (1)	111,607
788	Banca Popolare Emilia Romagna (1)	41,559
3,284	Banche Popolari Unite (1)	69,456
2,728	Banco Popolare di Verona (1)	50,314
37,444	Beni Stabili (1)	35,859
3,556	Buzzi Unicem (1)	49,904
9,901	Capitalia SpA (1)	51,606
25,125	Cassa di Risparmio Di Firenze (1)	74,881
5,802	Credito Emiliano (1)	61,172
402	Geox SpA (1)	3,815
1,286	Luxottica Group (1)	31,078
9,009	Parmalat SpA* (1)	26,297
		934,187
	Turkey—1.8%
24,929	Akbank TAS (1)	155,013
124	Alarko Gayrimenkul Yatirum Ortakligi* (1)	5,691
1,207	Bim Birlesik Magazalar*	29,238
55,420	Dogan Sirketler Grubu* (1)	138,793
12,229	Eczacibasi Ilac Sanayi ve Ticaret (1)	34,811
32,525	Haci Omer Sabanci (1)	151,861
24,940	Koc Holding (1)	93,195
51,520	Turkiye Garanti Bankasi* (1)	153,222
22,750	Turkiye Is Bankasi (1)	157,653
		919,477

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Austria—1.7%
2,626	Bank Austria Creditanstalt (1)	$288,322
457	Flughafen Wien (1)	29,563
7,889	Immoeast Immobilien Anlagen* (1)	77,485
3,655	OMV AG (1)	197,133
2,419	Raiffeisen International Bank Holding* (1)	152,174
4,484	Telekom Austria (1)	92,548
1,049	Wienerberger AG (1)	40,530
		877,755
	Australia—1.3%
11,479	BHP Billiton (1)	177,994
6,319	Brambles Industries (1)	40,019
2,028	CSL Ltd (1)	56,984
22,947	Macquarie Airports (1)	51,638
12,701	Newcrest Mining (1)	173,389
4,408	News Corp (1)	65,834
8,303	Patrick Corp (1)	42,510
808	Rio Tinto (1)	34,101
4,955	Transurban Group (1)	23,757
		666,226
	Netherlands—1.2%
1,775	ABN Amro Holding (1)	41,937
3,068	Aegon NV (1)(3)	46,141
200	Efes Breweries International GDR*†	6,326
676	Euronext NV (1)	28,705
1,537	European Aeronautic Defense and Space (1)	53,184
2,296	Heineken NV (1)	72,673
4,424	Philips Electronics (1)	115,597
4,128	Royal KPN (1)	39,258
936	Royal Numico* (1)	37,864
3,631	TNT NV (1)	85,661
1,125	Unilever NV (1)	79,130
805	VNU NV (1)	25,576
		632,052
	Norway—1.1%
14,500	Acta Holding (1)	34,156
1,200	Cermaq ASA* (1)	9,119

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Norway—Continued
2,440	Norsk Hydro (1)	$242,286
11,050	Statoil ASA (1)	245,615
6,000	Tomra Systems (1)	41,147
		572,323
	Czech Republic—1.0%
641	CEZ (1)	16,817
3,313	Komercni Banka (1)	465,055
		481,872
	Denmark—0.9%
390	Chr Hansen Holding-Class B (1)	36,548
3,214	Danske Bank (1)	100,730
750	Kobenhavns Lufthavne (1)	237,525
600	Novo Nordisk-Class B (1)	30,795
550	Royal UNIBREW (1)	42,658
1,067	Vestas Wind Systems* (1)	23,089
		471,345
	Hungary—0.9%
17,751	Magyar Telekom RT (1)	84,359
10,402	OTP Bank (1)	376,149
		460,508
	Belgium—0.8%
427	Almancora (1)	41,385
2,769	Fortis (1)	78,777
1,602	InBev (1)	63,975
2,938	KBC Groupe (1)	239,203
		423,340
	Spain—0.7%
543	Cintra Concesiones De Infrae (1)	6,433
1,459	Corporacion Mapfre (1)	25,535
3,210	Endesa SA (1)	79,790
958	Fadesa Inmobiliaria (1)	32,191
1,112	Grupo Ferrovial (1)	82,068
1,792	Inditex SA (1)	52,996
2,144	Promotora de Informaciones (1)	39,294
1,893	Telefonica SA	30,178
		348,485

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	South Korea—0.5%
511	Samsung Electronics (1)	$273,443
	Finland—0.5%
4,000	Fortum Oyj (1)	70,771
9,550	Nokia Oyj (1)	160,156
1,000	Nokia Oyj ADR	16,820
650	Stockman Oyj-Class B (1)	23,162
		270,909
	Romania—0.4%
72,428	Impact SA	10,051
11,750	Romanian Bank for Development	49,611
1,168,539	SNP Petrom*	152,985
		212,647
	Netherland Antilles—0.3%
1,868	Schlumberger Ltd	169,558
	Mexico—0.3%
7,066	Fomento Economico Mexicano	47,914
400	Fomento Economico Mexicano ADR	27,196
9,875	Grupo Financiero Banorte	84,114
		159,224
	Greece—0.3%
950	Alpha Bank (1)	27,257
3,200	Hellenic Telecommunication* (1)	66,112
1,326	National Bank of Greece (1)	51,780
		145,149
	Canada—0.3%
7,641	Bema Gold*	19,239
170	Centerra Gold*	3,264
3,929	Eldorado Gold*	12,025
400	Ivanhoe Mines*	3,005
2,790	Nova Chemicals	99,910
		137,443
	Cayman Islands—0.3%
2,390	ACE Ltd	124,519

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Ireland—0.2%
44,231	Dragon Oil* (1)	$118,885
	Indonesia—0.2%
430,500	Bank Mandiri Persero (1)	56,295
116,500	Telekomunikasi Indonesia (1)	58,393
		114,688
	Croatia—0.2%
102	Atlantska Plovidba*	15,437
528	Dom Holding*	12,055
84	Ericsson Nikola Tesla	27,189
18	Institut Gradevinarstva*	7,991
492	Podravka Prehrambena Industija*	25,301
347	Proficio Dd*	4,800
205	Validus Dd* (2)	3,002
32	Viadukt Dd*	3,223
		98,998
	China—0.2%
60,000	Beijing Capital International Airport-Class H (1)	24,213
26,500	Weiqiao Textile (1)	32,149
16,000	Wumart Stores-Class H (1)	33,084
		89,446
	Hong Kong—0.1%
16,000	China Merchants Holdings International (1)	31,131
16,000	Clear Media* (1)	13,441
34,000	Texwinca Holdings (1)	22,954
		67,526
	Portugal—0.1%
20,432	Banco Comercial Portugues (1)	51,643
	Cyprus—0.1%
9,950	Bank of Cyprus (1)	50,389
	Luxembourg—0.1%
800	TVSL SA*	44,077
	New Zealand—0.1%
27,755	Auckland International Airport (1)	38,155

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Bermuda—0.1%
500	Central European Media-Class A*	$23,245
	Brazil—0.0%
1,000	Diagnosticos da America*	16,206
	India—0.0%
2,600	India Cements GDR*† (3)	10,174
	Kazkhstan—0.0%
318	Kazakhmys PLC* (1)	3,040
	TOTAL COMMON STOCKS (Cost $41,569,729)	43,500,204
PREFERRED STOCKS—0.1%
	Germany—0.1%
2,326	ProsiebenSat.1 Media (1)	40,061
315	Volkswagen AG (1)	12,792
		52,853
	Croatia—0.0%
32	Adris Grupa	17,836
	TOTAL PREFERRED STOCKS (Cost $80,119)	70,689
INVESTMENT FUNDS—2.8%
	United States—2.6%
20,200	Financial Select Sector SPDR Fund	614,484
6,059	SPDR Trust Series 1 (3)	727,868
		1,342,352
	Romania—0.1%
19,500	SIF 1 Banat Crisana Arad	11,552
21,000	SIF 2 Moldova Bacau	12,716
16,000	SIF 3 Transilvania Brasov	9,269
29,000	SIF 4 Muntenia Bucuresti	12,055
18,500	SIF 5 Oltenia Craiova	13,018
		58,610
	Australia—0.1%
11,505	Australian Infrastructure Fund (1)	20,670
	TOTAL INVESTMENT FUNDS (Cost $1,405,045)	1,421,632

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
RIGHTS—0.0%
	Cyprus—0.0%
9,950	Bank of Cyprus Public Rights, Expires 12/19/2005 (Cost $0)	$3,575
WARRANTS—0.4%
	India—0.4%
19,908	Bharti Televentures-Class A Warrants, Expires 05/31/2010*†	142,509
8,485	Bharti Televentures Warrants, Expires 04/03/2006*†	67,155
	TOTAL WARRANTS (Cost $193,443)	209,664
STRUCTURED NOTES—0.1%

Face Value	Currency
		Philippines—0.1%
5	USD	Phillippines Notes, due 10/17/2006 (Cost $74,246)*†	76,011
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—0.3%
		United States—0.3%
100,000	USD	U.S. Treasury Bill 3.340%, due 11/17/2005 (4)	99,852
40,000	USD	U.S. Treasury Bill 3.450%, due 11/25/2005 (4)	39,908
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $139,759)	139,760
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—3.3%
		United States—2.2%
18,580	USD	American Beacon Funds 3.806%, due 11/01/2005 (5)	18,580
46,443	USD	Bank of America 3.770%, due 01/17/2006 (5)	46,443
37,155	USD	Bear Stearns & Co 4.198%, due 12/06/2005 (5)	37,155
24,082	USD	BGI Institional 3.923%, due 11/01/2005 (5)	24,082
92,887	USD	Branch Banker & Trust 3.835%, due 11/22/2005 (5)	92,887
130,984	USD	Credit Suisse First Boston, with rates ranging from 3.880%-4.105% and maturity dates ranging from 11/01/2005-03/10/2006 (5)	130,984
21,859	USD	Goldman Sachs Financial Square Prime Obligations Fund 3.788%, due 11/01/2005 (5)	21,859
302,513	USD	Goldman Sachs Group, with rates ranging from 4.020%-4.103% and maturity dates ranging from 11/01/2005-11/07/2005 (5)	302,513
18,577	USD	Harris Trust & Savings Bank 3.795%, due 11/04/2005 (5)	18,577

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 1)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
		United States—Continued
4,273	USD	Lehman Brothers Repo/Triparty 4.103%, due 11/01/2005 (5)	$4,273
222,533	USD	Merrill Lynch & Co 4.103%, due 11/01/2005 (5)	222,533
126,796	USD	Merrimac Cash Fund-Premium Class 3.700%, due 11/01/2005 (5)	126,796
19,817	USD	Morgan Stanley Dean Witter & Co 4.168%, due 11/01/2005 (5)	19,817
27,866	USD	Ranger Funding 3.989%, due 11/15/2005 (5)	27,866
37,155	USD	Wells Fargo 4.010%, due 12/12/2005 (5)	37,155
			1,131,520
		United Kingdom—0.5%
278,660	USD	Royal Bank of Scotland, with rates ranging from 3.760%-4.000% and maturity dates ranging from 11/01/2005-12/12/2005. (5)	278,660
		Canada—0.4%
92,887	USD	Canadian Imperial Bank of Commerce 4.075%, due 05/18/2006 (5)	92,887
92,887	USD	Royal Bank of Canada 3.825%, due 11/22/2005 (5)	92,887
			185,774
		Belgium—0.2%
111,464	USD	Fortis Bank, with rates ranging from 3.850%-4.010% and maturity dates ranging from 11/03/2005-11/28/2005. (5)	111,464
		TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING (Cost $1,707,418)	1,707,418
REPURCHASE AGREEMENTS—1.4%
		United States—1.4%
713,328	USD	Investors Bank & Trust Company Repurchase Agreement,
		dated 10/31/2005, due 11/01/2005, with a maturity value
		of $713,382 and an effective yield of 2.75%, collaterallized
		by a U.S. Government and Agency Obligation, with a rate
		of 6.50%, a maturity of 07/01/2021, and an aggregate
		market value of $748,994. (Cost $713,328)	713,328
		TOTAL INVESTMENTS—93.0% (Cost $45,883,087)	47,842,281
		OTHER ASSETS AND LIABILITIES (Net)—7.0%	3,575,996
		TOTAL NET ASSETS—100.0%	$51,418,277

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  GDR  Global Depositary Receipt

  (1)  Security valued at fair value utilizing the fair value model in accordance with valuation policies approved by the board of directors.

  (2)  Illiquid security

  (3)  All or a portion of this security was on loan to brokers at October 31, 2005.

  (4)  Security has been pledged for futures collateral.

  (5)  Represents investments of security lending collateral.

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $46,003,653.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2005

Julius Baer Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Depreciation
11/01/2005	CHF	5,469	4,236	4,284	$(48)
11/02/2005	CHF	8,064	6,246	6,246	0
11/02/2005	CZK	795,959	32,154	32,426	(272)
11/02/2005	DKK	187,123	30,033	30,033	0
11/02/2005	EUR	21,755	26,056	26,056	0
11/01/2005	GBP	27,038	47,863	48,043	(180)
12/09/2005	JPY	195,663,314	1,688,022	1,772,698	(84,676)
Net unrealized depreciation on forward foreign exchange contracts to buy					$(85,176)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
12/27/2005	CZK	2,146,234	86,971	88,279	$1,308
12/29/2005	CZK	3,319,470	134,528	135,870	1,342
01/23/2006	CZK	2,345,286	95,173	94,721	(452)
11/01/2005	EUR	43,346	51,917	52,328	411
11/02/2005	EUR	57,133	68,431	68,704	273
11/02/2005	GBP	14,771	26,148	26,056	(92)
12/29/2005	HUF	20,971,008	100,138	100,953	815
12/27/2005	PLN	577,920	174,420	178,740	4,320
12/27/2005 TRY		207,110	150,892	148,679	(2,213)
Net unrealized appreciation on forward foreign exchange contracts to sell					$5,712

Glossary of Currencies

CHF  — Swiss Franc

CZK  — Czech Koruna

  DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

JPY  — Japanese Yen

PLN  — Polish Zloty

TRY  — Turkish Lira

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)   October 31, 2005

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

At October 31, 2005, sector diversification of the Fund's investments were as follows:

% of Net	Market Assets	Value (Note 1)
INDUSTRY SECTOR
Financials	26.6%	$13,662,717
Industrials	12.1	6,242,393
Healthcare	9.4	4,830,213
Consumer Discretionary	9.3	4,784,965
Consumer Staples	9.1	4,674,861
Energy	5.9	3,037,437
Information Technology	5.3	2,753,014
Materials	4.3	2,216,009
Telecommunications	3.4	1,740,167
Utilities	2.6	1,339,998
US Treasury Bills	0.3	139,760
Cash & Cash Equivalents	4.7	2,420,747	*
Total Investments	93.0	47,842,281
Other Assets and Liabilities (Net)	7.0	3,575,996	*
Net Assets	100.0%	$51,418,277

*  Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for $2,551,664 and notional market value for futures, which is 5% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—85.7%
	Japan—11.3%
126,700	Acom Co (2)	$8,251,135
261,366	Aeon Credit Service (2)	20,537,463
196,050	Aiful Corp (2)	14,653,538
354,400	Aisin Seiki (2)	10,689,506
345,100	Astellas Pharma (2)	12,340,500
696,000	Bank of Fukuoka (1)(2)	5,439,394
4,289,000	Bank of Yokohama (2)	34,909,764
2,432,556	Bosch Corp (1)(2)	12,865,219
480,000	Bridgestone Corp (2)	9,824,701
1,119,759	Canon Inc (2)	59,258,571
645,000	Chiba Bank (2)	5,767,870
1,211,995	Credit Saison (2)	55,061,738
422,000	Dai Nippon Printing (2)	6,893,379
386,000	Daihatsu Motor (2)	3,682,039
1,182,957	Denso Corp (2)	33,759,191
2,738	East Japan Railway (2)	16,321,738
171,600	Exedy Corp (2)	4,008,042
72,800	Fanuc Ltd (2)	5,754,200
393,956	Fuji Photo Film (2)	12,580,627
12,356	Fuji Television Network (2)	27,510,083
1,093,000	Gunma Bank (2)	7,813,050
531,900	Hitachi Credit (1)(2)	11,286,280
1,233,949	Honda Motor (2)	68,536,338
522,900	Ibiden Co (1)(2)	21,289,860
5,484	Japan Tobacco (2)	86,811,583
912,000	Joyo Bank (2)	6,116,536
2,072	Jupiter Telecommunications* (2)	1,671,825
1,224,148	Koito Manufacturing (2)	16,409,909
6,343,687	Matsushita Electric Industrial (2)	116,446,987
20,806	Mitsubishi Tokyo Financial (2)	262,363,633
24,737	Mizuho Financial (2)	166,158,926
308,000	Neomax Co Ltd (2)	9,344,599
566,000	NGK Spark Plug (2)	9,115,504
88,100	Nidec Corp*	4,881,620
757,172	Nikko Securities (2)	9,260,063
2,425,490	Nissan Motor (2)	25,350,339
546,100	Nitto Denko (2)	33,062,314
3,059,699	Nomura Holdings (2)	47,116,661
33,600	Orix Corp (2)	6,298,937

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Japan—Continued
306,000	Ricoh Co (2)	$4,848,171
148,500	Secom Co (2)	7,443,448
4,172,625	Seiyu Ltd* (1)(2)	8,501,790
447,260	Seven & I Holdings* (2)	14,600,644
44,495	SMC Corp (2)	5,943,049
1,158,483	Sony Corp (2)	37,780,649
16,811	Sumitomo Mitsui Financial (2)	156,559,196
1,870,653	Sumitomo Trust & Banking (2)	15,893,557
318,800	Takeda Chemical Industries (2)	17,530,847
304,770	Takefuji Corp (2)	21,418,585
597,000	Toppan Printing (2)	5,769,239
1,732,000	Toshiba Corp (2)	8,060,844
2,834,695	Toyota Motor (2)	131,610,326
755,400	Yamaha Motor (2)	16,257,924
		1,721,661,931
	United Kingdom—10.2%
3,567,180	Aegis Group (2)	7,862,233
2,603,980	Associated British Ports (2)	25,235,544
2,835,154	BAE Systems (2)	16,579,573
2,276,601	Balfour Beatty (2)	12,273,539
3,908,012	Barclays (2)	38,724,097
917,616	BG Group (2)	8,053,140
1,787,435	BAA PLC (2)	19,414,117
423,085	British Land (2)	6,666,833
1,461,100	British Sky Broadcasting (2)	13,192,835
5,017,455	Burberry Group (2)	34,068,562
1,302,335	Cadbury Schweppes (2)	12,819,862
9,746,284	Compass Group (2)	32,786,660
11,419,880	Diageo PLC (2)	168,822,355
736,467	Exel PLC (2)	15,725,256
9,093,976	GlaxoSmithkline PLC (2)	236,618,901
3,480,260	Highland Gold Mining (2)	13,832,146
14,096,189	Hilton Group (2)	84,608,456
1,683,311	Imperial Tobacco (2)	48,279,677
491,640	London Stock Exchange (2)	4,928,216
1,100,960	National Grid (2)	10,068,144
1,374,691	Pearson PLC (2)	15,285,149
4,720,553	Peninsular and Oriental Steam Navigation (2)	33,742,436
1,471,772	Peter Hambro Mining* (2)	20,325,385

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	United Kingdom—Continued
3,849,425	Prudential PLC (2)	$32,305,377
2,034,233	Reckitt Benckiser (2)	61,480,690
2,412,260	Rolls-Royce Group* (2)	15,588,711
994,632	Royal Bank of Scotland (2)	27,541,365
1,414,550	Scottish & Newcastle (2)	11,701,328
3,180,360	Scottish Power (2)	31,137,379
2,717,429	Smith & Nephew (2)	22,996,788
810,869	Smiths Group (2)	13,093,879
154,778	South African Breweries (2)	2,919,150
22,658,103	Tesco PLC (2)	120,643,930
92,745,393	Vodafone Group (2)	243,440,279
704,229	Whitbread PLC (2)	11,711,012
2,601,159	William Hill (2)	24,597,339
802,415	Wolseley PLC (2)	16,324,001
4,025,023	WPP Group (2)	39,587,316
		1,554,981,660
	France—9.0%
125,691	Accor SA (2)	6,269,122
4,223,976	Alcatel Alsthom* (2)	49,544,408
182,825	Alstom* (1)(2)	8,752,700
176,906	Atos Origin* (2)	12,158,150
147,240	Autoroutes du Sud de la France (2)	8,209,027
670,770	BNP Paribas (2)	50,824,521
1,155,580	Bouygues SA (2)	56,989,726
315,229	Carrefour SA (2)	14,002,246
488,634	Compagnie de Saint-Gobain (2)	26,749,708
205,992	Compagnie Generale des Etablissements Michelin-Class B (2)	11,109,313
72,813	Eurazeo (2)	7,070,519
3,794,630	France Telecom (2)	98,581,910
1,183,162	Generale de Sante (2)	40,950,286
1,190,439	Havas SA (2)	5,772,792
530,862	JC Decaux* (2)	10,843,915
1,600,981	Lafarge SA (2)	131,585,108
302,034	L'Air Liquide (2)	54,893,062
1,580,147	LVMH SA (2)	127,867,137
228,551	Nexity (2)	10,425,718
625,892	Pernod-Ricard (1)(2)	109,335,238
404,409	Pinault-Printemps-Redoute (1)(2)	42,460,272

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	France—Continued
420,387	Publicis Groupe (1)(2)	$13,898,890
167,250	Renault SA (2)	14,465,513
2,119,918	Sanofi-Synthelabo (2)	169,641,311
307,038	Schneider Electric (2)	25,196,304
1,357,335	Societe Television Francaise (1)(2)	34,778,761
1,962,629	Suez SA (1)(2)	53,104,651
528,002	Total Fina-Class B (2)	132,878,755
292,693	Veolia Environnement (2)	12,196,149
441,619	Vinci SA (1)(2)	34,473,276
		1,375,028,488
	Germany—7.0%
308,495	Aareal Bank* (1)(2)	9,415,394
223,901	Adidas-Salomon (1)(2)	37,529,280
174,055	Allianz AG (2)	24,568,687
414,006	BASF AG (2)	29,828,056
1,087,369	Bayerische Hypo-und Vereinsbank* (2)	30,282,468
515,998	Bilfinger and Berger Bau (2)	22,302,799
1,680,556	Commerzbank AG (1)(2)	43,948,153
164,643	Continental AG (2)	12,576,929
603,001	DaimlerChrysler AG-Registered (2)	30,169,858
528,491	Deutsche Bank (2)	49,468,414
220,842	Deutsche Boerse (2)	20,766,532
2,341,417	Deutsche Post (1)(2)	52,156,127
225,851	Deutsche Postbank (1)(2)	12,441,795
4,110,734	Deutsche Telekom (2)	72,630,248
122,032	Deutsche Wohnen (2)	27,550,036
953,904	E.ON AG (2)	86,389,041
1,978,587	Fraport AG (1)(2)	100,137,351
209,275	Freenet.de AG (2)	4,813,117
151,254	Fresenius AG (1)(2)	19,492,831
315,605	Fresenius Medical Care (1)(2)	28,375,993
391,289	Henkel KGAA (2)	31,126,283
340,306	Hypo Real Estate Holding (2)	16,437,400
1,133,655	IVG Immobilien (2)	21,790,685
1,172,949	Karstadt AG* (1)(2)	13,820,632
434,591	Linde AG (2)	30,941,994
168,615	Man AG (2)	7,823,570
810,223	Metro AG (2)	36,827,946
126,200	Muenchener Rueckversicherungs-Gesellschaft (2)	14,815,026

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Germany—Continued
15,114	Q-Cells AG* (2)	$829,108
523,388	Rhoen Klinikum (1)(2)	18,976,354
695,385	RWE AG (1)(2)	44,386,358
255,006	Schering AG (2)	15,745,875
1,308,652	Siemens AG (2)	97,264,984
87,142	Solarworld AG (1)(2)	11,808,380
		1,077,437,704
	Switzerland—6.2%
77,890	BKW FMB Energie (2)	5,230,582
1,062,584	Compagnie Financiere Richemont (2)	40,382,488
1,689,759	Holcim Ltd (2)	104,988,816
909,802	Nestle SA-Registered (2)	270,438,721
3,772,978	Novartis AG-Registered (2)	202,679,555
1,464,799	Roche Holding (2)	218,541,506
10,473	SGS SA (2)	7,706,812
611,738	The Swatch Group-Class B (2)	84,678,692
12,629	Unique Zurich Airport* (2)	2,093,432
		936,740,604
	Poland—4.3%
839,126	Agora SA (2)	15,900,063
684,562	Bank Handlowy w Warszawie (2)	12,154,792
6,628,172	Bank Millenium (2)	9,251,432
3,435,931	Bank PEKAO (2)	162,658,413
264,828	Bank Prezemyslowo-Handlowy (2)	50,374,335
1,804,874	Bank Zachodni WBK (2)	60,751,821
340,453	BRE Bank* (2)	15,112,967
1,089,193	Budimex* (2)	12,665,769
725,544	CCC SA* (2)	5,129,628
285,873	Cersanit-Krasnystaw SA* (2)	10,445,744
292,752	Grupa Kety (2)	11,619,597
613,971	Inter Cars (2)(5)	4,598,154
123,410	Inter Groclin Auto* (2)	3,312,084
217,022	JC Auto (2)	2,307,005
598,502	Opoczno SA* (2)	7,589,638
621,954	Orbis SA (2)	5,635,737
21,482,772	Pko Bank Polski (2)	180,253,273
540,697	Polska Grupa Farmaceutyczna (2)	8,489,297
2,404,170	Polski Koncern Miesy Duda* (2)	7,366,864
709,930	Sniezka (2)	4,929,103

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Poland—Continued
82,385	Stomil Sanok* (2)	$2,786,783
9,122,242	Telekomunikacja Polska (2)	65,420,954
		658,753,453
	Russia—4.3%
82,100	Avtovaz Sponsored GDR	1,966,706
39,360	Baltika Brewery	1,102,080
18,120,773	Central Telecommunication	7,212,068
1,051,267	JSC MMC Norilsk Nickel ADR (1)	76,637,364
2,322,636	LUKOIL ADR	128,093,375
225,000	Moscow City Telephone	3,903,750
137,946	Moscow City Telephone ADR	2,276,109
212,600	North-West Telecom ADR (1)	7,254,975
7,535	NovaTek OAO	16,577,000
37,000	NovaTek OAO Sponsored GDR*†	814,000
2,234,287	OAO Gazprom ADR (1)	129,365,217
170,000	Onaco* (3)	701,250
547,586	RBC Information Systems*	2,973,392
172,081	Sberbank RF	153,152,090
492,671	Sibirtelecom ADR (1)	24,554,723
657,432	TNK-BP Ltd (3)	1,446,350
3,683,966	Tyumen Oil*	22,840,589
314,616	Unified Energy System GDR	11,137,406
3,189,153	Uralsvyazinform ADR (1)	22,260,288
3,385,843	VolgaTelecom	12,290,610
1,685,925	VolgaTelecom ADR	12,239,816
900,418	Wimm-Bill-Dann Foods ADR* (1)	16,261,549
		655,060,707
	Turkey—3.9%
2,133,594	Acibadem Saglik Hizmetleri Ve Ticaret (2)	14,217,420
16,709,255	Akbank TAS (2)	103,901,168
44,138	Alarko Gayrimenkul Yatirum Ortakligi* (2)	2,025,817
1,606,647	Aygaz AS (2)	4,658,218
528,658	Bim Birlesik Magazalar*	12,805,880
1,965,222	Cimsa Cimento Sanayi Ve Ticar (2)	11,410,680
31,886,630	Dogan Sirketler Grubu* (2)	79,856,637
7,134,030	Eczacibasi Ilac Sanayi ve Ticaret (2)	20,307,863
1	Enka Insaat ve Sanayi (2)	11
18,345,106	Haci Omer Sabanci (2)	85,654,050

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Turkey—Continued
2,040,444	Hurriyet Gazetecilik ve Matbaacilik (2)	$5,739,489
13,736,639	Koc Holding (2)	51,330,846
881,141	Migros Turk (2)	7,698,876
21,883,822	Turkiye Garanti Bankasi* (2)	65,083,271
18,422,962	Turkiye Is Bankasi (2)	127,667,612
		592,357,838
	Sweden—3.4%
419,315	Autoliv Inc (1)(2)	18,010,041
1,373,847	Capio AB* (1)(2)	23,715,107
692,724	Elekta AB-Class B (1)(2)	10,566,347
2,427,522	Ericsson AB-Class B (2)	7,963,381
2,494,900	ForeningsSparbanken AB (2)	61,540,506
2,097,928	Getinge AB-Class B (1)(2)	26,202,697
237,650	Hennes & Mauritz-Class B (2)	7,711,934
886,300	Modern Times Group-Class B* (1)(2)	33,892,165
11,444,000	Nordea AB (2)	112,097,268
5,484,800	Skandinaviska Enskilda Banken (2)	102,285,421
3,887,927	Skanska AB-Class B (2)	54,440,549
2,589,953	Svenska Handelsbanken-Class A (2)	59,033,079
816,500	Telia AB (2)	3,986,914
		521,445,409
	Italy—3.3%
1,985,943	Assicurazioni Generali (1)(2)	59,040,365
585,894	Autostrada Torino-Milano (1)(2)	11,124,321
10,155,932	Banca Intesa (2)	47,373,583
10,367,677	Banca Intesa-RNC (2)	44,882,823
391,498	Banca Popolare dell'Etruria e del Lazio (1)(2)	6,739,073
490,278	Banca Popolare di Intra (1)(2)	6,226,548
5,152,286	Banca Popolare di Milano (1)(2)	49,051,325
1,217,726	Banca Popolare di Sondrio (1)(2)	17,866,937
239,725	Banca Popolare Emilia Romagna (1)(2)	12,643,196
1,393,507	Banche Popolari Unite (2)	29,472,322
1,577,765	Banco Popolare di Verona (2)	29,099,343
6,696,801	Beni Stabili (2)	6,413,384
1,814,947	Buzzi Unicem (1)(2)	25,470,725
4,680,978	Capitalia SpA (2)	24,398,353
14,351,361	Cassa di Risparmio Di Firenze (2)	42,772,174
3,316,504	Credito Emiliano (2)	34,966,753

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Italy—Continued
170,593	Geox SpA (2)	$1,618,763
612,268	Luxottica Group (2)	14,796,499
4,575,771	Parmalat SpA* (2)	13,356,295
1,372,320	Piccolo Credito Valtellinese Scarl (2)	18,002,710
568,480	Societa Iniziative Autostradali e Servizi (2)	6,581,632
		501,897,124
	Austria—2.8%
1,117,734	Bank Austria Creditanstalt (1)(2)	122,721,835
185,000	Erste Bank der Oesterreichischen Sparkassen (2)	9,613,196
352,992	Flughafen Wien (2)	22,834,760
3,085,042	Immoeast Immobilien Anlagen* (2)	30,301,137
417,076	Meinl European Land* (2)	7,388,445
1,887,526	OMV AG (2)	101,804,167
1,110,679	Raiffeisen International Bank Holding* (1)(2)	69,870,213
2,012,050	Telekom Austria (2)	41,528,111
609,849	Wienerberger AG (2)	23,562,440
		429,624,304
	Norway—2.2%
6,598,262	Acta Holding (2)	15,542,953
332,800	Cermaq ASA* (2)	2,529,105
738,537	DNB Holding (2)	7,560,016
1,240,060	Norsk Hydro (2)	123,135,065
473,100	Orkla ASA (2)	16,579,274
5,626,805	Statoil ASA (2)	125,070,332
1,675,977	Telenor ASA (2)	16,387,197
3,016,152	Tomra Systems (1)(2)	20,684,137
		327,488,079
	Australia—2.0%
5,217,324	BHP Billiton (2)	80,899,897
1,863,506	Brambles Industries (1)(2)	11,801,787
813,577	CSL Ltd (2)	22,860,301
13,668,135	Macquarie Airports (2)	30,757,761
2,986,760	Macquarie Infrastructure (2)	7,679,219
5,697,651	Newcrest Mining (2)	77,782,040
2,276,078	News Corp (1)(2)	33,993,375
3,233,788	Patrick Corp (2)	16,556,292

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Australia—Continued
370,371	Rio Tinto (1)(2)	$15,631,012
740,447	Transurban Group (2)	3,550,182
		301,511,866
	Netherlands—1.9%
684,405	ABN Amro Holding (2)	16,170,081
1,014,208	Aegon NV (2)	15,253,109
67,250	Efes Breweries International GDR*†	2,127,118
310,549	Euronext NV (2)	13,186,973
450,229	European Aeronautic Defense and Space (1)(2)	15,578,946
925,363	Heineken NV (1)(2)	29,289,712
2,320,982	Philips Electronics (2)	60,645,952
2,071,588	Royal KPN (2)	19,701,082
440,677	Royal Numico* (1)(2)	17,826,901
1,782,632	TNT NV (2)	42,054,927
572,159	Unilever NV (1)(2)	40,244,489
344,797	VNU NV (2)	10,954,699
		283,033,989
	Czech Republic—1.6%
762,479	Cesky Telecom* (2)	15,672,213
328,981	CEZ (2)	8,631,076
1,584,688	Komercni Banka (2)	222,447,231
		246,750,520
	Spain—1.3%
410,244	ACS Actividades de Construccion y Servicios (2)	11,720,048
368,312	Cintra Concesiones De Infrae (2)	4,363,694
856,869	Corporacion Mapfre (2)	14,996,814
1,575,642	Endesa SA (2)	39,165,288
482,924	Fadesa Inmobiliaria (2)	16,227,566
511,811	Grupo Empresarial Chapultec (1)(2)	16,203,895
558,627	Grupo Ferrovial (2)	41,227,946
667,533	Inditex SA (2)	19,741,473
881,455	Promotora de Informaciones (2)	16,154,833
949,577	Telefonica SA (2)	15,138,206
		194,939,763

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Denmark—1.2%
127,300	Chr Hansen Holding-Class B (1)(2)	$11,929,789
1,542,967	Danske Bank (2)	48,358,178
259,709	Kobenhavns Lufthavne (2)	82,249,904
150,850	Novo Nordisk-Class B (2)	7,742,488
335,340	Royal UNIBREW (2)	26,008,843
565,902	Vestas Wind Systems* (1)(2)	12,245,789
		188,534,991
	Belgium—1.2%
262,782	Almancora (2)	25,468,875
1,090,411	Fortis (2)	31,021,733
368,759	InBev (2)	14,726,087
1,418,038	KBC Groupe (2)	115,452,092
		186,668,787
	Hungary—1.2%
187,510	Egis Rt (2)	16,193,652
9,025,465	Magyar Telekom RT (2)	42,892,388
3,417,425	OTP Bank (2)	123,578,375
		182,664,415
	South Korea—1.0%
281,183	Samsung Electronics (2)	150,464,709
	Mexico—0.9%
862,366	Consorcio Ara	3,180,249
5,075,309	Fomento Economico Mexicano	34,415,250
553,144	Fomento Economico Mexicano ADR	37,608,261
356,300	Grupo Aeroportuario del Sureste ADR	11,579,750
5,104,749	Grupo Financiero Banorte	43,481,396
966,393	Urbi Desarrollos Urbanos*	6,092,886
		136,357,792
	Romania—0.9%
16,921,274	Biofarm Bucuresti	2,769,167
2,610,000	Compa-Sibi	1,324,093
30,164,828	Impact SA	4,186,131
2,164,000	Rolast AG*	53,121
9,808,600	Romanian Bank for Development	41,413,590
59,500	Santierul Naval Braila* (3)	132,426
8,152,018	Sicomed SA*	3,441,922

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Romania—Continued
590,761,228	SNP Petrom*	$77,342,484
7,627,000	Socep Constanta*	686,487
		131,349,421
	Finland—0.7%
2,108,902	Fortum Oyj (2)	37,312,385
3,641,597	Nokia Oyj (1)(2)	61,070,686
281,480	Stockman Oyj-Class B (2)	10,030,265
		108,413,336
	Greece—0.6%
738,430	Alpha Bank (2)	21,186,469
1,755,231	Hellenic Telecommunication* (2)	36,263,269
849,222	National Bank of Greece (2)	33,162,224
		90,611,962
	Bulgaria—0.4%
7,602,910	Bulgarian Telecommunication	50,748,144
192,919	DZI*	9,451,023
		60,199,167
	Ireland—0.4%
876,543	Celtic Resources* (2)	3,304,814
219,934	DePfa Bank (2)	3,424,130
18,098,658	Dragon Oil* (2)	48,645,955
		55,374,899
	China—0.3%
29,145,847	Beijing Capital International Airport-Class H (2)	11,761,660
4,360,387	Shenzhen Chiwan Wharf (2)	6,165,250
14,352,455	Weiqiao Textile (2)	17,411,877
6,002,210	Wumart Stores-Class H (2)	12,411,031
		47,749,818
	Hong Kong—0.3%
4,848,000	China Merchants Holdings International (2)	9,432,844
22,494,000	Clear Media* (2)	18,897,051
19,070,264	Texwinca Holdings (2)	12,874,472
		41,204,367

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Indonesia—0.3%
56,478,090	Bank Mandiri Persero (2)	$7,385,436
35,835,820	Indofood Sukses Makmur (2)	2,905,826
5,595,740	Semen Gresik (2)	10,333,222
39,535,932	Telekomunikasi Indonesia (2)	19,816,551
		40,441,035
	Luxembourg—0.2%
690,277	Millicom International Cellular* (1)	13,135,971
348,273	TVSL SA*	19,188,623
		32,324,594
	United States—0.2%
260	News Corp-Class B (1)	3,916
148,082	Southern Copper (1)	8,165,241
617,718	Telewest Global*	14,090,148
		22,259,305
	Brazil—0.1%
340,212	Aracruz Celulose ADR	13,030,120
501,662	Diagnosticos da America*	8,129,943
		21,160,063
	Portugal—0.1%
5,988,128	Banco Comercial Portugues (2)	15,135,282
363,062	Jeronimo Martins (2)	5,227,212
		20,362,494
	Canada—0.1%
3,555,964	Bema Gold*	8,953,595
53,152	Centerra Gold*	1,020,637
2,387,649	Eldorado Gold*	7,307,374
243,177	Ivanhoe Mines*	1,826,585
		19,108,191
	New Zealand—0.1%
13,794,215	Auckland International Airport (2)	18,962,876

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Ukraine—0.1%
37,000,000	Bank Aval* (3)	$2,647,322
2,053,250	Centrenergo* (3)	1,224,237
165,000	Centrenergo ADR (3)	1,051,385
2,040,000	Slavutich Pivzavod* (3)	2,602,887
24,898	Ukrnafta Oil ADR* (3)	5,233,687
19,600,000	UkrTelecom*	2,921,594
334,455	Ukrtelecom GDR (2)	2,203,264
		17,884,376
	Cyprus—0.1%
3,446,357	Bank of Cyprus (2)	17,453,196
	Philippines—0.1%
504,288	Ayala Corp (2)	2,656,426
22,221,000	Ayala Land (2)	3,612,056
3,066,000	Bank of the Philippine Islands (2)	2,906,316
153,320	Globe Telecom (2)	1,966,506
152,993	Philippine Long Distance Telephone (2)	4,651,516
		15,792,820
	Bermuda—0.1%
268,600	Central European Media-Class A* (1)	12,487,214
	Singapore—0.1%
8,532,000	Singapore Telecommunications (2)	11,799,703
	Venezuela—0.1%
697,410	CANTV ADR	8,996,589
	Croatia—0.1%
8,149	Atlantska Plovidba*	1,233,311
20,979	Dom Holding*	478,991
11,424	Ericsson Nikola Tesla	3,697,755
779	Institut Gradevinarstva*	345,833
27,137	Podravka Prehrambena Industija*	1,395,514
3,957	Proficio Dd*	54,736
12,811	Validus Dd* (3)	187,634
		7,393,774
	Latvia—0.1%
1,424,182	Parex Bank* (3)(4)	7,349,985

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Kazkhstan—0.0%
557,311	Kazakhmys PLC* (2)	$5,327,531
	India—0.0%
1,334,100	India Cements GDR*† (1)	5,220,469
	Argentina—0.0%
676,203	Grupo Financiero Galicia ADR* (1)	5,220,287
	Lithuania—0.0%
144,733	Rokiskio Suris	3,614,999
	Thailand—0.0%
746,800	Airports of Thailand (2)	924,461
	TOTAL COMMON STOCKS (Cost $10,683,221,248)	13,052,391,065
PREFERRED STOCKS—0.3%
	Germany—0.3%
70,840	Henkel KGAA-Vorzug (2)	6,101,280
1,566,498	ProsiebenSat.1 Media (1)(2)	26,980,050
199,583	Volkswagen AG (2)	8,104,818
		41,186,148
	Croatia—0.0%
4,541	Adris Grupa	2,531,030
	TOTAL PREFERRED STOCKS (Cost $37,952,692)	43,717,178
INVESTMENT FUNDS—0.1%
	Romania—0.1%
5,488,000	SIF 1 Banat Crisana Arad	3,251,164
5,190,500	SIF 2 Moldova Bacau	3,142,875
5,460,500	SIF 3 Transilvania Brasov	3,163,383
8,070,000	SIF 4 Muntenia Bucuresti	3,354,466
5,801,500	SIF 5 Oltenia Craiova	4,082,488
		16,994,376
	Australia—0.0%
3,474,543	Australian Infrastructure Fund (2)	6,242,461
	TOTAL INVESTMENT FUNDS (Cost $23,321,891)	23,236,837

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
RIGHTS—0.0%
	Cyprus—0.0%
3,446,357	Bank of Cyprus Public Rights, Expires 12/19/2005 (Cost $0)	$1,238,362
WARRANTS—0.7%
	India—0.7%
9,492,878	Bharti Televentures-Class A Warrants, Expires 05/31/2010*†	67,953,818
1,374,128	Bharti Televentures Warrants, Expires 04/03/2006*†	10,875,536
844,816	CLSA State Bank of India Warrants, Expires 05/13/2010*†	17,953,488
		96,782,842
	Austria—0.0%
1,961,673	DZI AD Warrants, Expires 03/01/2006*	4,628,700
	Luxembourg—0.0%
177,472	Bharti Televentures Warrants, Expires 1/19/2009*†	1,384,636
	TOTAL WARRANTS (Cost $87,137,912)	102,796,178

Face Value	Currency
FOREIGN GOVERNMENT BONDS—0.0%
		Bulgaria—0.0%
4,812,631	BGN	Bulgaria Compensation Notes* (3)	2,042,347
1,678,768	BGN	Bulgaria Housing Compensation Notes* (3)	709,339
12,894,688	BGN	Bulgaria Registered Compensation Vouchers* (3)	5,468,201
		TOTAL FOREIGN GOVERNMENT BONDS (Cost $8,970,697)	8,219,887
STRUCTURED NOTES—0.2%
		Philippines—0.2%
1,679	USD	Phillippines Notes, due 10/17/2006 (Cost $24,931,891)*†	25,524,625
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—0.4%
		United States—0.4%
49,000,000	USD	U.S. Treasury Bill 3.340%, due 11/17/2005 (6)	48,927,262
10,000,000	USD	U.S. Treasury Bill 3.450%, due 11/25/2005 (6)	9,977,000
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $58,904,262)	58,904,262

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 1)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—6.0%
		United States—4.0%
9,926,200	USD	American Beacon Funds 3.806%, due 11/01/2005 (7)	$9,926,200
24,815,501	USD	Bank of America 3.770%, due 01/17/2006 (7)	24,815,501
19,852,401	USD	Bear Stearns & Co 4.198%, due 12/06/2005 (7)	19,852,401
12,867,296	USD	BGI Institional 3.923%, due 11/01/2005 (7)	12,867,296
49,631,002	USD	Branch Banker & Trust 3.835%, due 11/22/2005 (7)	49,631,002
69,987,732	USD	Credit Suisse First Boston, with rates ranging from 3.880%-4.105% and maturity dates ranging from 11/01/2005-03/10/2006. (7)	69,987,732
11,679,811	USD	Goldman Sachs Financial Square Prime Obligations Fund 3.788%, due 11/01/2005 (7)	11,679,811
161,637,931	USD	Goldman Sachs Group, with rates ranging from
		4.020%-4.103% and maturity dates ranging from
		11/01/2005-11/07/2005. (7)	161,637,931
9,926,200	USD	Harris Trust & Savings Bank 3.795%, due 11/04/2005 (7)	9,926,200
2,283,026	USD	Lehman Brothers Repo/Triparty 4.103%, due 11/01/2005 (7)	2,283,026
118,902,897	USD	Merrill Lynch & Co 4.103%, due 11/01/2005 (7)	118,902,897
67,748,985	USD	Merrimac Cash Fund-Premium Class 3.700%, due 11/01/2005 (7)	67,748,985
10,588,685	USD	Morgan Stanley Dean Witter & Co 4.168%, due 11/01/2005 (7)	10,588,685
14,889,300	USD	Ranger Funding 3.989%, due 11/15/2005 (7)	14,889,300
19,852,401	USD	Wells Fargo 4.010%, due 12/12/2005 (7)	19,852,401
			604,589,368
		United Kingdom—1.0%
148,893,004	USD	Royal Bank of Scotland, with rates ranging from 3.760%-4.000% and maturity dates ranging from 11/01/2005-12/12/2005. (7)	148,893,004
		Canada—0.6%
49,631,002	USD	Canadian Imperial Bank of Commerce 4.075%, due 05/18/2006 (7)	49,631,002
49,631,002	USD	Royal Bank of Canada 3.825%, due 11/22/2005 (7)	49,631,002
			99,262,004

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 1)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
		Belgium—0.4%
59,557,202	USD	Fortis Bank, with rates ranging from 3.850%-4.010
		and maturity dates ranging from
		11/03/2005-11/28/2005. (7)	$59,557,202
		TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING (Cost $912,301,578)	912,301,578
REPURCHASE AGREEMENTS—5.3%
		United States—5.3%
812,534,475	USD	Investors Bank & Trust Company Repurchase
		Agreement, dated 10/31/2005, due 11/01/2005,
		with a maturity value of $812,596,544 and an
		effective yield of 2.75%, collaterallized by
		U.S. Government and Agency Obligations, with
		rates ranging from 4.130-7.375%, maturities
		from 1/25/2015-12/15/2034, and an aggregate
		market value of $853,161,199
		(Cost $812,534,475)	812,534,475
		TOTAL INVESTMENTS—98.7% (Cost $12,649,276,646)	15,040,864,447
		OTHER ASSETS AND LIABILITIES (Net)—1.3%	197,522,088
		TOTAL NET ASSETS—100.0%	$15,238,386,535

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  GDR  Global Depositary Receipt

  (1)  All or a portion of this security was on loan to brokers at October 31, 2005.

  (2)  Security valued at fair value utilizing the fair value model in accordance with valuation policies approved by the board of directors.

  (3)  Illiquid security

  (4)  Security valued at fair value as determined by the policies approved by the board of directors.

  (5)  See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

  (6)  Security has been pledged for futures collateral.

  (7)  Represents investments of security lending collateral.

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $12,741,937,562.

Glossary of Currencies

  BGN  — Bulgarian Lev

USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2005

Julius Baer International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/02/2005	CZK	32,160,927	1,299,182	1,304,703	$(5,521)
11/30/2005	CZK	758,251,620	30,678,089	31,323,004	(644,915)
11/03/2005	EUR	92,533,331	110,837,782	113,388,493	(2,550,711)
11/30/2005	GBP	59,136,140	104,651,527	106,627,942	(1,976,415)
11/08/2005	JPY	24,985,679,996	214,789,605	226,114,751	(11,325,146)
12/01/2005	JPY	17,983,800,000	154,999,865	180,126,290	(25,126,425)
12/09/2005	JPY	11,065,400,000	95,460,730	110,897,976	(15,437,246)
12/19/2005	JPY	27,695,000,000	239,205,916	257,819,773	(18,613,857)
12/27/2005	JPY	26,618,423,700	230,124,918	235,020,517	(4,895,599)
01/23/2006	JPY	13,106,000,000	113,671,893	114,643,107	(971,214)
04/20/2006	JPY	26,477,720,001	232,156,752	233,561,681	(1,404,929)
11/28/2005 TRY		61,848,760	45,407,883	44,008,579	1,399,304
Net unrealized depreciation on forward foreign exchange contracts to buy					$(81,552,674)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/01/2005	CAD	224,384,664	190,229,040	189,610,162	$(618,878)
11/30/2005	CZK	1,487,400,420	60,178,708	61,572,900	1,394,192
12/27/2005	CZK	764,190,814	30,966,842	31,432,659	465,817
12/29/2005	CZK	2,154,218,701	87,304,271	88,305,489	1,001,218
01/23/2006	CZK	992,091,216	40,259,548	40,068,304	(191,244)
11/03/2005	HUF	2,258,940,473	10,820,419	10,816,090	(4,329)
12/29/2005	HUF	6,413,325,474	30,624,771	30,873,372	248,601
12/29/2005	PLN	69,765,310	21,055,505	21,465,457	409,952
01/23/2006	PLN	202,489,234	61,106,807	61,974,485	867,678
11/28/2005 TRY		84,943,921	62,363,798	57,872,900	(4,490,898)
12/29/2005 TRY		55,908,389	40,699,165	40,308,860	(390,305)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(1,308,196)

Glossary of Currencies

  CAD  — Canadian Dollar

CZK  — Czech Koruna

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

JPY  — Japanese Yen

PLN  — Polish Zloty

TRY  — Turkish Lira

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)   October 31, 2005

Julius Baer International Equity Fund  (Percentage of Net Assets)

At October 31, 2005, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 1)
INDUSTRY SECTOR
Financials	30.9%	$4,706,601,647
Consumer Discretionary	10.4	1,581,953,960
Consumer Staples	8.7	1,320,490,614
Industrials	8.1	1,233,428,496
Healthcare	7.2	1,098,491,438
Telecommunications	5.8	894,270,448
Energy	5.0	767,705,184
Materials	5.0	759,022,898
Utilities	3.8	574,195,606
Information Technology	2.1	320,963,841
US Treasury Bills	0.4	58,904,262
Cash & Cash Equivalents	11.3	1,724,836,053	*
Total Investments	98.7	15,040,864,447
Other Assets and Liabilities (Net)	1.3	197,522,088	*
Net Assets	100.0%	$15,238,386,535

*  Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for $984,437,544 and notional market value for futures, which is 6.5% of net assets, and $38,347,670 in market value for swaps, which is 0.3% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—79.4%
	Japan—11.2%
5,333	Acom Co (1)	$347,303
8,556	Aeon Credit Service (1)	672,308
6,050	Aiful Corp (1)	452,201
22,645	Aisin Seiki (1)	683,024
13,472	Astellas Pharma (1)	481,748
42,000	Bank of Fukuoka (1)	328,239
116,633	Bank of Yokohama (1)	949,319
11,490	Bridgestone Corp (1)	235,179
28,344	Canon Inc (1)	1,499,988
34,000	Chiba Bank (1)	304,043
30,472	Credit Saison (1)	1,384,363
12,000	Dai Nippon Printing (1)	196,020
6,000	Daihatsu Motor (1)	57,234
37,626	Denso Corp (1)	1,073,770
101	East Japan Railway (1)	602,080
2,600	Fanuc Ltd (1)	205,507
14,432	Fuji Photo Film (1)	460,873
333	Fuji Television Network (1)	741,410
48,000	Gunma Bank (1)	343,117
28,460	Honda Motor (1)	1,580,733
14,500	Ibiden Co (1)	590,367
141	Japan Tobacco (1)	2,232,027
50,000	Joyo Bank (1)	335,336
182,306	Matsushita Electric Industrial (1)	3,346,474
510	Mitsubishi Tokyo Financial (1)	6,431,099
652	Mizuho Financial (1)	4,379,497
30,000	NGK Spark Plug (1)	483,154
1,687	Nidec Corp*	93,477
26,500	Nikko Securities (1)	324,090
6,180	Nippon Television Network (1)	999,758
68,167	Nissan Motor (1)	712,457
16,569	Nitto Denko (1)	1,003,130
80,207	Nomura Holdings (1)	1,235,117
900	Orix Corp (1)	168,722
13,000	Ricoh Co (1)	205,968
4,500	Secom Co (1)	225,559
21,040	Seven & I Holdings* (1)	686,843
2,300	SMC Corp (1)	307,203
32,530	Sony Corp (1)	1,060,874

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Japan—Continued
435	Sumitomo Mitsui Financial (1)	$4,051,112
65,633	Sumitomo Trust & Banking (1)	557,635
10,396	Takeda Chemical Industries (1)	571,677
8,143	Takefuji Corp (1)	572,273
38,000	Toppan Printing (1)	367,221
72,000	Toshiba Corp (1)	335,093
66,924	Toyota Motor (1)	3,107,174
22,944	Yamaha Motor (1)	493,807
		47,475,603
	United Kingdom—10.6%
103,835	Aegis Group (1)	228,857
72,375	Associated British Ports (1)	701,397
103,981	BAE Systems (1)	608,066
37,067	Balfour Beatty (1)	199,834
111,974	Barclays (1)	1,109,539
32,932	BG Group (1)	289,016
160,069	BAA PLC (1)	1,738,580
10,762	British Land (1)	169,584
34,088	British Sky Broadcasting (1)	307,794
160,170	Burberry Group (1)	1,087,556
54,314	Cadbury Schweppes (1)	534,654
304,013	Compass Group (1)	1,022,705
314,403	Diageo PLC (1)	4,647,882
18,133	Exel PLC (1)	387,181
247,327	GlaxoSmithkline PLC (1)	6,435,276
398,997	Hilton Group (1)	2,394,869
46,553	Imperial Tobacco (1)	1,335,204
18,543	London Stock Exchange (1)	185,876
31,412	National Grid (1)	287,259
57,927	Pearson PLC (1)	644,089
131,511	Peninsular and Oriental Steam Navigation (1)	940,039
89,728	Prudential PLC (1)	753,021
65,005	Reckitt Benckiser (1)	1,964,648
88,787	Rolls-Royce Group* (1)	573,767
31,740	Royal Bank of Scotland (1)	878,881
38,917	Scottish & Newcastle (1)	321,926
83,674	Scottish Power (1)	819,212
119,646	Smith & Nephew (1)	1,012,528

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	United Kingdom—Continued
25,278	Smiths Group (1)	$408,188
8,439	South African Breweries (1)	159,162
672,211	Tesco PLC (1)	3,579,213
2,419,748	Vodafone Group (1)	6,351,411
22,399	Whitbread PLC (1)	372,485
81,053	William Hill (1)	766,461
19,569	Wolseley PLC (1)	398,104
131,924	WPP Group (1)	1,297,512
		44,911,776
	France—9.2%
4,247	Accor SA (1)	211,829
106,687	Alcatel Alsthom* (1)	1,251,367
4,848	Alstom* (1)	232,097
4,482	Atos Origin* (1)	308,033
12,280	Autoroutes du Sud de la France (1)	684,643
18,062	BNP Paribas (1)	1,368,565
34,572	Bouygues SA (1)	1,704,987
14,580	Carrefour SA (1)	647,633
15,228	Compagnie de Saint-Gobain (1)	833,639
5,446	Compagnie Generale des Etablissements Michelin-Class B (1)	293,707
3,150	Eurazeo (1)	305,881
103,687	France Telecom (1)	2,693,718
7,356	Havas SA (1)	35,671
21,731	JC Decaux* (1)	443,899
44,541	Lafarge SA (1)	3,660,838
8,122	L'Air Liquide (1)	1,476,130
43,091	LVMH SA (1)	3,486,969
16,590	Pernod-Ricard (1)	2,898,058
13,202	Pinault-Printemps-Redoute (1)	1,386,123
19,965	Publicis Groupe (1)	660,085
4,412	Renault SA (1)	381,596
56,791	Sanofi-Synthelabo (1)	4,544,562
7,431	Schneider Electric (1)	609,806
36,702	Societe Television Francaise (1)	940,409
52,374	Suez SA (1)	1,417,131
15,679	Total Fina-Class B (1)	3,945,830
3,451	Unibail (1)	455,559
16,129	Veolia Environnement (1)	672,075
18,650	Vinci SA (1)	1,455,840
		39,006,680

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Germany—6.5%
8,098	Adidas-Salomon (1)	$1,357,350
4,352	Allianz AG (1)	614,305
14,471	BASF AG (1)	1,042,598
25,211	Bayerische Hypo-und Vereinsbank* (1)	702,109
4,115	Bayerische Hypo-und Vereinsbank* (1)	114,901
41,960	Commerzbank AG (1)	1,097,294
3,751	Continental AG (1)	286,536
16,171	DaimlerChrysler AG-Registered (1)	809,081
12,953	Deutsche Bank (1)	1,212,441
5,159	Deutsche Boerse (1)	485,119
59,260	Deutsche Post (1)	1,320,043
9,242	Deutsche Postbank (1)	509,128
119,607	Deutsche Telekom (1)	2,113,269
24,385	E.ON AG (1)	2,208,395
68,877	Fraport AG (1)	3,485,902
6,053	Fresenius AG (1)	780,079
11,143	Fresenius Medical Care (1)	1,001,865
11,987	Henkel KGAA (1)	953,543
11,240	Hypo Real Estate Holding (1)	542,913
24,950	Karstadt AG* (1)	293,981
11,905	Linde AG (1)	847,612
6,364	Man AG (1)	295,283
19,682	Metro AG (1)	894,627
2,705	Muenchener Rueckversicherungs-Gesellschaft (1)	317,549
18,564	RWE AG (1)	1,184,938
8,583	Schering AG (1)	529,975
33,736	Siemens AG (1)	2,507,413
		27,508,249
	Switzerland—6.1%
1,223	BKW FMB Energie (1)	82,129
27,250	Compagnie Financiere Richemont (1)	1,035,610
46,075	Holcim Ltd (1)	2,862,751
23,654	Nestle SA-Registered (1)	7,031,153
3,321	Nobel Biocare Holding (1)	764,594
96,514	Novartis AG-Registered (1)	5,184,609
36,784	Roche Holding (1)	5,488,009
619	SGS SA (1)	455,506
3,718	Synthes Inc (1)	392,973
18,834	The Swatch Group-Class B (1)	2,607,061
		25,904,395

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Russia—3.9%
24,958	AFK Sistema Sponsored GDR (1)	$558,616
29,903	JSC MMC Norilsk Nickel ADR (2)	2,179,929
67,491	LUKOIL ADR	3,722,129
125	NovaTek OAO	275,000
8,737	NovaTek OAO Sponsored GDR*†	192,214
68,734	OAO Gazprom ADR (2)	3,979,699
5,195	Sberbank RF	4,623,550
114,145	Tyumen Oil*	707,699
14,174	Unified Energy System GDR	501,760
		16,740,596
	Poland—3.7%
3,754	Bank Handlowy w Warszawie (1)	66,654
101,674	Bank PEKAO (1)	4,813,290
6,984	Bank Prezemyslowo-Handlowy (1)	1,328,464
59,728	Bank Zachodni WBK (1)	2,010,437
623,576	Pko Bank Polski (1)	5,232,175
333,903	Telekomunikacja Polska (1)	2,394,615
		15,845,635
	Turkey—3.6%
635,750	Akbank TAS (1)	3,953,208
558,692	Haci Omer Sabanci (1)	2,608,556
401,142	Koc Holding (1)	1,498,981
888,270	Turkiye Garanti Bankasi* (1)	2,641,747
650,916	Turkiye Is Bankasi (1)	4,510,724
		15,213,216
	Sweden—3.1%
11,246	Autoliv Inc (1)	483,028
58,959	Ericsson AB-Class B (1)	193,412
71,796	ForeningsSparbanken AB (1)	1,770,958
67,619	Getinge AB-Class B (1)	844,548
13,380	Hennes & Mauritz-Class B (1)	434,192
21,850	Modern Times Group-Class B* (1)	835,545
292,483	Nordea AB (1)	2,864,955
142,075	Skandinaviska Enskilda Banken (1)	2,649,541
97,310	Skanska AB-Class B (1)	1,362,580
68,145	Svenska Handelsbanken-Class A (1)	1,553,236
9,000	Telia Sonera AB (1)	43,946
		13,035,941

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Italy—2.9%
58,112	Assicurazioni Generali (1)	$1,727,619
288,666	Banca Intesa (1)	1,346,518
261,164	Banca Intesa-RNC (1)	1,130,608
140,775	Banca Popolare di Milano (1)	1,340,221
36,994	Banca Popolare di Sondrio (1)	542,790
6,251	Banca Popolare Emilia Romagna (1)	329,680
43,189	Banche Popolari Unite (1)	913,436
38,417	Banco Popolare di Verona (1)	708,540
47,223	Buzzi Unicem (1)	662,721
129,116	Capitalia SpA (1)	672,983
383,062	Cassa di Risparmio Di Firenze (1)	1,141,661
90,130	Credito Emiliano (1)	950,264
17,652	Geox SpA (1)	167,500
16,757	Luxottica Group (1)	404,961
149,307	Parmalat SpA* (1)	435,815
		12,475,317
	Austria—2.5%
28,823	Bank Austria Creditanstalt (1)	3,164,627
100,126	Immofinanz Immobilien Anlagen* (1)	967,828
52,720	OMV AG (1)	2,843,466
27,148	Raiffeisen International Bank Holding* (1)	1,707,817
57,223	Telekom Austria (1)	1,181,066
18,241	Wienerberger AG (1)	704,769
		10,569,573
	Australia—2.1%
134,870	BHP Billiton (1)	2,091,296
57,996	Brambles Industries (1)	367,295
24,451	CSL Ltd (1)	687,037
768,840	Macquarie Airports (1)	1,730,141
95,716	Macquarie Infrastructure (1)	246,094
151,643	Newcrest Mining (1)	2,070,169
48,128	News Corp (1)	718,795
108,547	Patrick Corp (1)	555,737
11,082	Rio Tinto (1)	467,701
38,576	Transurban Group (1)	184,958
		9,119,223

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Netherlands—1.9%
23,200	ABN Amro Holding (1)	$548,134
24,404	Aegon NV (1)(2)	367,022
9,189	Euronext NV (1)	390,196
12,010	European Aeronautic Defense and Space (1)	415,573
27,271	Heineken NV (1)	863,185
66,474	Philips Electronics (1)	1,736,928
71,037	Royal KPN (1)	675,571
14,606	Royal Numico* (1)	590,863
45,233	TNT NV (1)	1,067,113
17,634	Unilever NV (1)	1,240,339
11,526	VNU NV (1)	366,198
		8,261,122
	Norway—1.8%
13,980	DNB Holding (1)	143,106
32,383	Norsk Hydro (1)	3,215,556
10,150	Orkla ASA (1)	355,696
145,049	Statoil ASA (1)	3,224,090
58,780	Telenor ASA (1)	574,733
		7,513,181
	Czech Republic—1.7%
19,516	Cesky Telecom* (1)	401,138
13,855	CEZ (1)	363,497
44,519	Komercni Banka (1)	6,249,261
		7,013,896
	Spain—1.3%
16,145	ACS Actividades de Construccion y Servicios (1)	461,238
23,050	Cintra Concesiones De Infrae (1)	273,092
22,533	Corporacion Mapfre (1)	394,370
45,790	Endesa SA (1)	1,138,189
14,810	Fadesa Inmobiliaria (1)	497,657
17,333	Grupo Ferrovial (1)	1,279,215
18,190	Inditex SA (1)	537,947
20,961	Promotora de Informaciones (1)	384,162
39,389	Telefonica SA (1)	627,942
		5,593,812

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Belgium—1.3%
8,418	Almancora (1)	$815,874
30,803	Fortis (1)	876,332
12,152	InBev (1)	485,280
40,431	KBC Groupe (1)	3,291,762
		5,469,248
	Hungary—1.2%
400,918	Magyar Telekom RT (1)	1,905,312
84,904	OTP Bank (1)	3,070,235
		4,975,547
	South Korea—1.1%
5,553	Samsung Electronics (1)	2,971,483
5,626	Samsung Electronics GDR (1)	1,502,485
		4,473,968
	Mexico—0.8%
215,207	Fomento Economico Mexicano	1,459,301
8,900	Fomento Economico Mexicano ADR	605,111
152,782	Grupo Financiero Banorte	1,301,371
		3,365,783
	Finland—0.6%
58,453	Fortum Oyj (1)	1,034,197
100,329	Nokia Oyj (1)	1,682,548
		2,716,745
	Greece—0.6%
20,180	Alpha Bank (1)	578,989
54,954	Hellenic Telecommunication* (1)	1,135,356
23,333	National Bank of Greece (1)	911,157
		2,625,502
	Denmark—0.4%
37,105	Danske Bank (1)	1,162,909
26,804	Vestas Wind Systems* (1)	580,023
		1,742,932

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
COMMON STOCKS—Continued
	Indonesia—0.3%
1,789,000	Bank Mandiri Persero (1)	$233,941
1,769,000	Telekomunikasi Indonesia (1)	886,674
		1,120,615
	Philippines—0.2%
25,577	Philippine Long Distance Telephone (1)	777,629
	Romania—0.2%
4,933,500	SNP Petrom*	645,894
	Hong Kong—0.1%
224,000	China Merchants Holdings International (1)	435,841
74,500	Yue Yuen Industrial Holdings (1)	188,099
		623,940
	Brazil—0.1%
16,059	Aracruz Celulose ADR	615,062
	United States—0.1%
3,442	Southern Copper	189,792
14,223	Telewest Global*	324,427
		514,219
	Canada—0.1%
18,482	Barrick Gold	464,577
	Portugal—0.1%
182,981	Banco Comercial Portugues (1)	462,493
	Singapore—0.1%
256,000	Singapore Telecommunications (1)	354,046
	Kazkhstan—0.0%
16,924	Kazakhmys PLC* (1)	161,782
	Ireland—0.0%
1,942	DePfa Bank (1)	30,235
	TOTAL COMMON STOCKS (Cost $330,449,738)	337,328,432
PREFERRED STOCKS—0.2%
	Germany—0.2%
3,451	Henkel KGAA-Vorzug (1)	297,227
39,828	ProsiebenSat.1 Media (1)	685,964
385	Volkswagen AG (1)	15,634
	TOTAL PREFERRED STOCKS (Cost $1,023,995)	998,825

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 1)
WARRANTS—0.8%
	India—0.8%
296,727	Bharti Televentures-Class A Warrants, Expires 05/31/2010*†	$2,124,090
51,595	CLSA State Bank of India Warrants, Expires 05/13/2010*†	1,096,464
	TOTAL WARRANTS (Cost $3,316,460)	3,220,554

Face Value	Currency
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—8.1%
		United States—8.1%
20,000	USD	U.S. Treasury Bill 3.470%, due 11/25/2005 (3)	19,954
2,000,000	USD	U.S. Treasury Bill 3.660%, due 11/25/2005 (3)	1,995,120
2,600,000	USD	U.S. Treasury Bill 3.300%, due 12/01/2005 (3)	2,592,850
30,000,000	USD	U.S. Treasury Bill 3.555%, due 12/15/2005 (3)	29,869,650
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $34,477,574)	34,477,574
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—1.2%
		United States—0.8%
55,222	USD	American Beacon Funds 3.806%, due 11/01/2005 (4)	55,222
138,056	USD	Bank of America 3.770%, due 01/17/2006 (4)	138,056
110,445	USD	Bear Stearns & Co 4.198%, due 12/06/2005 (4)	110,445
71,584	USD	BGI Institional 3.923%, due 11/01/2005 (4)	71,584
276,111	USD	Branch Banker & Trust 3.835%, due 11/22/2005 (4)	276,111
389,362	USD	Credit Suisse First Boston, with rates ranging from 3.880%-4.105% and maturity dates ranging from 11/01/2005-03/10/2006 (4)	389,362
64,978	USD	Goldman Sachs Financial Square Prime Obligations Fund 3.788%, due 11/01/2005 (4)	64,978
899,238	USD	Goldman Sachs Group, with rates ranging from 4.020%-4.103% and maturity dates ranging from 11/01/2005-11/07/2005. (4)	899,238
55,222	USD	Harris Trust & Savings Bank 3.795%, due 11/04/2005 (4)	55,222
12,701	USD	Lehman Brothers Repo/Triparty 4.103%, due 11/01/2005 (4)	12,701
661,491	USD	Merrill Lynch & Co 4.103%, due 11/01/2005 (4)	661,491
376,907	USD	Merrimac Cash Fund-Premium Class 3.700%, due 11/01/2005 (4)	376,907
58,908	USD	Morgan Stanley Dean Witter & Co 4.168%, due 11/01/2005 (4)	58,908

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 1)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
		United States—Continued
82,833	USD	Ranger Funding 3.989%, due 11/15/2005 (4)	$82,833
110,445	USD	Wells Fargo 4.010%, due 12/12/2005 (4)	110,445
			3,363,503
		United Kingdom—0.2%
828,334	USD	Royal Bank of Scotland, with rates ranging from 3.760%-4.000% and maturity dates ranging from 11/01/2005-12/12/2005 (4)	828,334
		Canada—0.1%
276,111	USD	Canadian Imperial Bank of Commerce 4.075%, due 05/18/2006 (4)	276,111
276,111	USD	Royal Bank of Canada 3.825%, due 11/22/2005 (4)	276,111
			552,222
		Belgium—0.1%
331,334	USD	Fortis Bank, with rates ranging from 3.850%-4.010% and maturity dates ranging from 11/03/2005-11/28/2005. (4)	331,334
		TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING (Cost $5,075,393)	5,075,393
REPURCHASE AGREEMENTS—9.7%
		United States—9.7%
41,307,395	USD	Investors Bank & Trust Company Repurchase Agreement,
		dated 10/31/2005, due 11/01/2005, with a maturity
		value of $41,310,550 and an effective yield of 2.75%,
		collaterallized by U.S. Government and Agency Obligations,
		with rates ranging from 5.875-7.125%, maturities from
		1/25/2022-09/25/2027, and an aggregate market value
		of $43,372,764 (Cost $41,307,395)	41,307,395
		TOTAL INVESTMENTS—99.4% (Cost $415,650,555)	422,408,173
		OTHER ASSETS AND LIABILITIES (Net)—0.6%	2,644,042
		TOTAL NET ASSETS—100.0%	$425,052,215

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Notes to the Portfolio of Investments:

  ADR  American Depositary Receipt

  GDR  Global Depositary Receipt

  (1)  Security valued at fair value utilizing the fair value model in accordance with valuation policies approved by the board of directors.

  (2)  All or a portion of this security was on loan to brokers at October 31, 2005.

  (3)  Security has been pledged for futures collateral.

  (4)  Represents investments of security lending collateral.

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $416,583,192.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2005

Julius Baer International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/01/2005	CHF	199,183	154,274	156,210	$(1,936)
11/02/2005	CHF	512,134	396,665	396,972	(307)
11/03/2005	CHF	1,366,092	1,058,181	1,080,000	(21,819)
11/02/2005	CZK	642,639	25,960	26,288	(328)
11/03/2005	DKK	5,249,318	842,557	864,000	(21,443)
11/01/2005	EUR	1,058,444	1,267,751	1,282,535	(14,784)
11/03/2005	EUR	5,703,112	6,831,272	7,000,000	(168,728)
11/14/2005	EUR	905,058	1,084,735	1,124,000	(39,265)
12/02/2005	EUR	1,438,384	1,725,615	1,782,000	(56,385)
12/09/2005	EUR	10,339,521	12,408,970	12,900,000	(491,030)
12/14/2005	EUR	7,690,626	9,232,424	9,500,000	(267,576)
01/05/2006	EUR	1,352,864	1,626,041	1,620,000	6,041
01/17/2006	EUR	180,510	217,106	218,173	(1,067)
11/01/2005	GBP	554,586	981,756	974,806	6,950
11/02/2005	GBP	42,499	75,234	75,249	(15)
11/03/2005	GBP	1,039,432	1,840,032	1,836,000	4,032
12/09/2005	GBP	1,758,634	3,112,004	3,225,000	(112,996)
12/14/2005	GBP	2,059,789	3,644,810	3,752,400	(107,590)
02/01/2006	GBP	401,427	710,172	711,450	(1,278)
11/01/2005	JPY	78,068,718	670,665	702,000	(31,335)
11/02/2005	JPY	11,159,080	95,864	95,901	(37)
11/04/2005	JPY	442,812,744	3,804,927	3,996,000	(191,073)
11/14/2005	JPY	99,776,700	858,312	900,000	(41,688)
11/18/2005	JPY	501,289,000	4,314,200	4,616,984	(302,784)
12/02/2005	JPY	195,262,650	1,683,132	1,782,000	(98,868)
12/09/2005	JPY	872,840,533	7,529,958	8,102,400	(572,442)
12/14/2005	JPY	543,750,000	4,693,678	5,000,000	(306,322)
12/27/2005	JPY	309,644,000	2,676,973	2,810,219	(133,246)
12/29/2005	JPY	160,220,900	1,385,489	1,421,658	(36,169)
01/05/2006	JPY	182,982,240	1,583,629	1,620,000	(36,371)
01/17/2006	JPY	741,250,000	6,424,430	6,548,434	(124,004)
01/24/2006	JPY	490,630,000	4,255,878	4,300,000	(44,122)
04/20/2006	JPY	117,544,845	1,030,634	1,036,871	(6,237)
11/03/2005 NOK		4,832,201	743,400	756,000	(12,600)
11/03/2005	SEK	8,262,864	1,037,644	1,080,000	(42,356)
11/28/2005 TRY		82,339	60,451	59,188	1,263
Net unrealized depreciation on forward foreign exchange contracts to buy					$(3,267,915)

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2005

Julius Baer International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
11/02/2005	CAD	4,118,824	3,491,961	3,481,677	$(10,284)
11/03/2005	CHF	1,366,092	1,058,181	1,077,742	19,561
11/09/2005	CZK	13,720,037	554,453	571,335	16,882
11/18/2005	CZK	32,582,000	1,317,358	1,378,141	60,783
11/30/2005	CZK	7,686,099	310,973	312,878	1,905
01/23/2006	CZK	4,873,555	197,771	196,832	(939)
11/01/2005	EUR	866,974	1,038,418	1,060,915	22,497
11/03/2005	EUR	5,703,112	6,831,272	6,977,631	146,359
12/02/2005	EUR	1,438,384	1,725,614	1,731,887	6,273
12/09/2005	EUR	10,339,521	12,408,970	12,773,183	364,213
12/14/2005	EUR	7,690,626	9,232,424	9,408,412	175,988
11/01/2005	GBP	401,427	710,627	711,931	1,304
11/03/2005	GBP	1,039,432	1,840,032	1,836,561	(3,471)
12/09/2005	GBP	1,200,000	2,123,469	2,205,384	81,915
12/14/2005	GBP	1,900,000	3,362,062	3,425,453	63,391
11/02/2005	HUF	24,768,975	118,645	119,397	752
11/03/2005	HUF	12,923,013	61,902	62,400	498
12/29/2005	HUF	6,153,102	29,382	29,621	239
01/23/2006	HUF	20,769,360	99,046	97,486	(1,560)
11/01/2005	JPY	78,068,718	670,665	706,728	36,063
12/09/2005	JPY	132,860,291	1,146,180	1,208,419	62,239
12/14/2005	JPY	376,414,000	3,249,225	3,430,491	181,266
11/03/2005 NOK		4,832,201	743,400	752,914	9,514
12/29/2005	PLN	355,940	107,425	109,516	2,091
01/23/2006	PLN	958,004	289,105	293,210	4,105
11/28/2005 TRY		82,339	60,451	56,100	(4,351)
01/23/2006 TRY		403,460	291,916	286,345	(5,571)
Net unrealized appreciation on forward foreign exchange contracts to sell					$1,231,662

Glossary of Currencies

  CAD  — Canadian Dollar

CHF  — Swiss Franc

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

JPY  — Japanese Yen

NOK  — Norwegian Krone

PLN  — Polish Zloty

SEK  — Swedish Krona

TRY  — Turkish Lira

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2005

Julius Baer International Equity Fund II  (Percentage of Net Assets)

At October 31, 2005, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 1)
INDUSTRY SECTOR
Financials	28.5%	$120,947,688
Consumer Discretionary	9.6	40,514,164
Industrials	8.0	33,882,038
Consumer Staples	7.9	33,562,198
Healthcare	6.4	27,174,808
Telecommunications	5.5	23,288,717
Materials	4.3	18,423,342
Energy	4.3	18,355,665
Utilities	3.7	15,869,840
Information Technology	2.2	9,529,351
US Treasury Bills	8.1	34,477,574
Cash & Cash Equivalents	10.9	46,382,788	*
Total Investments	99.4	422,408,173
Other Assets and Liabilities (Net)	0.6	2,644,042	*
Net Assets	100.0%	$425,052,215

*  Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for $30,559,240 and notional market value for futures, which is 7.2% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—46.2%
		Federal Agricultural Mortgage
4,000,000	USD	4.250% due 07/29/2008	$3,955,964
		Federal Home Loan Bank
7,000,000	USD	3.920% due 11/25/2005	6,981,707
2,000,000	USD	3.720% due 02/22/2007 (1)	1,999,162
4,928,491	USD	4.720% due 09/20/2012 (1)	4,922,330
			13,903,199
		Federal Home Loan Mortgage
4,000,000	USD	2.810% due 02/02/2006	3,985,248
3,800,000	USD	3.750% due 11/15/2006	3,768,555
3,600,000	USD	4.050% due 06/28/2007	3,569,479
			11,323,282
		Federal National Mortgage Association
4,300,000	USD	4.250% due 09/15/2007	4,271,212
1,510,000	USD	3.250% due 11/15/2007	1,470,216
4,300,000	USD	4.400% due 07/28/2008	4,246,168
12,000,000	USD	4.500% due 11/01/2020*	11,606,256
			21,593,852
		Government National Mortgage Association
92,235	USD	7.000% due 04/15/2032	96,988
8,500,000	USD	6.000% due 12/01/2034*	8,646,098
			8,743,086
			U.S. Treasury Bond
5,035,000	USD	6.875% due 08/15/2025	6,332,303
		U.S. Treasury Inflation Indexed Bond
2,280,388	USD	0.875% due 04/15/2010	2,192,203
		U.S. Treasury Inflation Indexed Notes
4,375,764	USD	3.625% due 01/15/2008	4,579,854
4,167,040	USD	2.375% due 01/15/2025	4,337,468
			8,917,322
		U.S. Treasury Notes
16,580,000	USD	1.875% due 01/31/2006	16,499,056
3,350,000	USD	4.250% due 08/15/2015	3,269,915
			19,768,971
		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $97,278,175)	96,730,182

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
CORPORATE BONDS—29.5%
		United States—23.7%
		Alliance Capital Management
2,300,000	USD	5.625% due 08/15/2006	$2,314,359
		AXA Equitable Life Insurance
1,500,000	USD	6.950% due 12/01/2005†	1,503,009
		Barrick Gold
1,500,000	USD	5.800% due 11/15/2034	1,413,865
		BHP Finance USA
4,300,000	USD	6.690% due 03/01/2006	4,333,338
		Cargill Inc
1,710,000	USD	3.625% due 03/04/2009†	1,642,735
1,000,000	USD	6.300% due 04/15/2009†	1,041,436
			2,684,171
		Citigroup
2,500,000	USD	5.000% due 09/15/2014	2,452,549
		Comcast Corp
1,300,000	USD	7.050% due 03/15/2033	1,394,243
		ConocoPhillips
2,000,000	USD	8.750% due 05/25/2010	2,312,548
		Credit Suisse First Boston USA
2,150,000	USD	4.875% due 08/15/2010	2,126,230
		General Electric Capital
2,700,000	USD	5.350% due 03/30/2006	2,709,947
		Home Depot
2,800,000	USD	4.625% due 08/15/2010	2,772,594
		International Lease Finance
595,000	USD	5.625% due 06/01/2007	601,190
		MassMutual Global Funding II
815,000	USD	4.040% due 12/13/2005 (1)†	814,870
		Nestle Holdings
4,000,000	USD	4.375% due 10/27/2009	3,954,440

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
CORPORATE BONDS—Continued
		United States—Continued
		Ocean Energy
2,475,000	USD	7.250% due 10/01/2011	$2,717,817
		Oglethorpe Power
2,400,000	USD	6.974% due 06/30/2011	2,483,642
		Reed Elsevier Capital
1,000,000	USD	6.125% due 08/01/2006	1,007,116
		Selkirk Cogen Funding, Series A
2,431,180	USD	8.650% due 12/26/2007	2,514,769
		Time Warner Entertainment
1,500,000	USD	8.375% due 03/15/2023	1,767,412
		UnitedHealth Group
2,525,000	USD	7.500% due 11/15/2005	2,527,209
		Valero Energy
1,100,000	USD	6.875% due 04/15/2012	1,194,212
		Viacom
1,400,000	USD	6.400% due 01/30/2006	1,406,094
		Wachovia Bank
1,700,000	USD	4.375% due 08/15/2008	1,681,292
		Wyeth
900,000	USD	5.500% due 02/01/2014	907,928
			49,594,844
		Supra National—2.6%
		European Investment Bank
3,800,000	USD	3.000% due 08/15/2006	3,760,298
		International Bank for Reconstruction & Development
2,000,000	USD	due 01/15/2008	1,798,114
			5,558,412
		Singapore—1.1%
		Temasek Financial I
2,500,000	USD	4.500% due 09/21/2015†	2,386,610

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency			Market Value (Note 1)
CORPORATE BONDS—Continued
			Germany—1.1%
			Kreditanstalt fuer Wiederaufbau
2,300,000	USD		3.875% due 06/30/2009	$2,248,011
			Qatar—1.0%
			Ras Laffan Liquefied Natural Gas II
2,100,000	USD		5.298% due 09/30/2020†	2,058,099
			TOTAL CORPORATE BONDS (Cost $62,783,964)	61,845,976
FOREIGN GOVERNMENT BONDS—19.0%
			France—4.7%
			Government of France
3,780,000	EUR		4.000% due 10/25/2014	4,754,603
3,230,000	EUR		5.750% due 10/25/2032	5,145,372
				9,899,975
			New Zealand—3.0%
			New Zealand Government
9,000,000	NZD		6.000% due 04/15/2015	6,318,692
			United Kingdom—2.7%
			United Kingdom
3,130,000	GBP		4.750% due 09/07/2015	5,722,651
			Canada—2.4%
			Canada Government
3,600,000	CAD		5.000% due 06/01/2014	3,245,143
			Ontario Province
1,900,000	CAD		4.500% due 02/03/2015	1,843,335
				5,088,478
			Iceland—2.1%
			Housing Finance Fund
269,411,993		ISK	3.750% due 06/15/2044	4,312,183
			Mexico—2.1%
			United Mexican States
48,765,000	MXN		8.000% due 12/19/2013	4,286,983

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
FOREIGN GOVERNMENT BONDS—Continued
		Israel—2.0%
		Israel Trust
4,275,000	USD	due 11/15/2006	$4,082,689
		TOTAL FOREIGN GOVERNMENT BONDS (Cost $39,623,371)	39,711,651
ASSET BACKED SECURITIES—15.3%
		Bank One Issuance Trust, , Series 2003-A5, Class A-5
4,000,000	USD	4.020% due 10/15/2008 (1)	4,003,107
		Bank One Issuance Trust, Series 2003-A2, Class A-2
1,600,000	USD	4.020% due 02/17/2009 (1)	1,601,602
		Chase Credit Card Master Trust, Series 2001-2, Class A
2,000,000	USD	4.090% due 09/15/2008 (1)	2,002,640
		Citibank Credit Card Issuance Trust, Series 2003-A2, Class A
4,000,000	USD	2.700% due 01/15/2008	3,988,505
		Discover Card Master Trust I, Series 2000-9, Class A
2,500,000	USD	6.350% due 07/15/2008	2,511,112
		Discover Card Master Trust I, Series 2001-2, Class A
7,000,000	USD	4.130% due 07/15/2008 (1)	7,006,711
		Harley-Davidson Motorcycle Trust, Series 2003-2, Class A
2,414,411	USD	2.070% due 02/15/2011	2,345,721
		MBNA Master Credit Card Trust, Series 2001-A, Class A
3,000,000	USD	4.120% due 07/15/2008 (1)	3,003,215
		Nissan Auto Lease Trust, Series 2005-A, Class A1
3,000,000	USD	4.271% due 11/15/2006	3,000,000
		Small Business Administration, Series 2005-P10B, Class 1
2,656,000	USD	4.940% due 08/10/2015	2,636,200
		TOTAL ASSET BACKED SECURITIES (Cost $32,109,564)	32,098,813

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
REPURCHASE AGREEMENTS—4.1%
		United States—4.1%
8,601,466	USD	Investors Bank & Trust Company Repurchase Agreement,
		dated 10/31/2005, due 11/01/2005, with a maturity
		value of $8,602,123 and an effective yield of 2.75%,
		collaterallized by U.S. Government and Agency
		Obligations, with rates ranging from 4.000-4.908%,
		maturities from 02/20/2033-07/01/2034,
		and an aggregate market value of $9,031,539.
		(Cost $8,601,466)	$8,601,466
		TOTAL INVESTMENTS—114.1% (Cost $240,396,540)	238,988,088
		OTHER ASSETS AND LIABILITIES (Net)—(14.1%)	(29,620,693)
		TOTAL NET ASSETS—100.0%	$209,367,395

Portfolio Footnotes:

  (1)  Variable rate security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

  *  TBA — To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

    Aggregate cost for federal income tax purposes was $240,482,246.

Glossary of Currencies

  CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound Sterling

ISK  — Icelandic Krona

MXN  — Mexican Nuevo Peso

NZD  — New Zealand Dollar

USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2005

Julius Baer Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Depreciation
12/16/2005	AUD	8,300,000	6,190,908	6,349,002	$(158,094)
12/16/2005	CAD	3,280,206	2,784,539	2,786,128	(1,589)
11/18/2005	CLP	2,300,000,000	4,225,172	4,295,854	(70,682)
12/16/2005	EUR	13,250,000	15,908,067	16,159,896	(251,829)
11/10/2005	JPY	866,087,000	7,447,003	7,795,563	(348,560)
12/16/2005	SEK	16,800,000	2,116,125	2,153,846	(37,721)
12/22/2005 TWD		69,600,000	2,087,019	2,115,502	(28,483)
Net unrealized depreciation on forward foreign exchange contracts to buy					$(896,958)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/18/2005	CLP	2,300,000,000	4,225,171	4,243,542	$18,371
11/02/2005	EUR	8,040,060	9,629,982	9,757,096	127,114
12/16/2005	EUR	21,645,901	25,988,261	26,519,192	530,931
12/16/2005	GBP	3,265,000	5,777,371	5,719,039	(58,332)
11/10/2005	JPY	870,948,250	7,488,803	7,569,567	80,764
Net unrealized appreciation on forward foreign exchange contracts to sell					$698,848

Glossary of Currencies

  AUD  — Australian Dollar

CAD  — Canadian Dollar

CLP  — Chilean Peso

EUR  — Euro

GBP  — British Pound Sterling

JPY  — Japanese Yen

SEK  — Swedish Krona

TWD  — New Taiwan Dollar

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2005

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

At October 31, 2005, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 1)
INDUSTRY SECTOR
U.S. Government and Agency Obligations	46.2%	$96,730,182
Corporate Bonds	29.5	61,845,977
Foreign Government Bonds	19.0	39,711,651
Asset Backed Securities	15.3	32,098,813
Cash & Cash Equivalents	4.1	8,601,466
Total Investments	114.1	238,988,089
Other Assets and Liabilities (Net)	(14.1)	(29,620,694)
Net Assets	100.0%	$209,367,395

See Notes to Financial Statements.

Julius Baer Investment Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
CORPORATE BONDS—68.0%
		United States—53.5%
		ACCO Brands
630,000	USD	7.625% due 08/15/2015†	$601,650
		Airgas Inc
820,000	USD	6.250% due 07/15/2014	820,000
		Allied Waste North America, Series B
630,000	USD	7.375% due 04/15/2014	593,775
		American Towers
400,000	USD	7.250% due 12/01/2011	420,000
		Buckeye Technologies
515,000	USD	8.000% due 10/15/2010	489,250
		Callon Petroleum
380,000	USD	9.750% due 12/08/2010	399,000
		Cincinnati Bell
180,000	USD	7.250% due 07/15/2013	188,550
		CMS Energy
800,000	USD	8.500% due 04/15/2011	878,000
		Cooper-Standard Automotive
120,000	USD	8.375% due 12/15/2014	90,600
		Crown Cork & Seal Company
580,000	USD	7.375% due 12/15/2026	551,000
		Crystal US Holdings
820,000	USD	10.500% due 10/01/2014 (1)	571,950
		Dex Media
300,000	USD	8.000% due 11/15/2013	306,750
		Dex Media West
138,000	USD	9.875% due 08/15/2013	152,835
		Dresser-Rand Group
821,000	USD	7.375% due 11/01/2014†	845,630
		Exco Resources
580,000	USD	7.250% due 01/15/2011	588,700
		Fisher Scientific International
400,000	USD	6.750% due 08/15/2014	415,000

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
CORPORATE BONDS—Continued
		United States—Continued
		Ford Motor
750,000	USD	7.450% due 07/16/2031	$555,000
		Foundation PA Coal
830,000	USD	7.250% due 08/01/2014	852,825
		IASIS Healthcare Capital
645,000	USD	8.750% due 06/15/2014	664,350
		Intcomex Inc
285,000	USD	11.750% due 01/15/2011†	285,000
		INVISTA
790,000	USD	9.250% due 05/01/2012†	852,212
		LaBranche & Co
900,000	USD	9.500% due 05/15/2009	951,750
		MedCath Holdings
600,000	USD	9.875% due 07/15/2012	639,000
		MSW Energy Holdings
400,000	USD	7.375% due 09/01/2010	416,000
300,000	USD	8.500% due 09/01/2010	321,000
			737,000
		Neff Rental/Neff Finance
200,000	USD	11.250% due 06/15/2012†	209,500
		Nortek Inc
220,000	USD	8.500% due 09/01/2014	211,200
		NRG Energy
250,000	USD	8.000% due 12/15/2013	273,750
		OM Group
975,000	USD	9.250% due 12/15/2011	943,312
		Owens Brockway Glass Container
390,000	EUR	6.750% due 12/01/2014	460,116
		Premcor Refining Group
100,000	USD	9.250% due 02/01/2010	108,375
575,000	USD	7.500% due 06/15/2015	615,250
			723,625

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
CORPORATE BONDS—Continued
		United States—Continued
		Qwest Communications International
250,000	USD	7.500% due 02/15/2014†	$240,625
		Range Resources
895,000	USD	6.375% due 03/15/2015	890,525
		Royal Caribbean Cruises
550,000	USD	7.500% due 10/15/2027	570,625
		SBA Communication
400,000	USD	8.500% due 12/01/2012	438,000
		Station Casinos
430,000	USD	6.875% due 03/01/2016	435,375
		Stone Energy
850,000	USD	8.250% due 12/15/2011	888,250
		Sun Guard Data Systems
715,000	USD	10.250% due 08/15/2015†	712,319
		Terex Corp
340,000	USD	7.375% due 01/15/2014	340,000
		UGS Corp
715,000	USD	10.000% due 06/01/2012	784,713
		United Air Lines, Series 00-1
399,694	USD	7.730% due 07/01/2010* (2)	386,025
		Wesco Distribution
500,000	USD	7.500% due 10/15/2017†	501,875
		Williams Cos
730,000	USD	7.750% due 06/15/2031	774,713
		XM Satellite Radio
140,000	USD	12.000% due 06/15/2010	157,150
			23,391,525
		United Kingdom—4.0%
		British Airways
140,000	GBP	7.250% due 08/23/2016	274,477

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
CORPORATE BONDS—Continued
		United Kingdom—Continued
		Lucasvarity PLC
350,000	GBP	10.875% due 07/10/2020	$802,366
		WRG Finance
375,000	GBP	9.000% due 12/15/2014†	693,717
			1,770,560
		Canada—3.5%
		Rogers Wireless Communications
670,000	CAD	7.625% due 12/15/2011	609,194
		Shaw Communications
1,000,000	CAD	7.500% due 11/20/2013	907,617
			1,516,811
		Luxembourg—1.9%
		Nell AF SARL
540,000	EUR	8.375% due 08/15/2015†	650,019
		Teksid Aluminum Luxembourg
200,000	EUR	11.375% due 07/15/2011	207,810
			857,829
		Belgium—1.9%
		Telenet Group Holding, Step Note
1,025,000	EUR	due 06/15/2014 (1)†	820,000
		Germany—1.4%
		Tele Columbus
500,000	EUR	9.375% due 04/15/2012†	625,824
		Brazil—1.3%
		Petrobras International Finance
500,000	USD	8.375% due 12/10/2018	552,500
		Netherlands—0.5%
		Kazkommerts International
210,000	EUR	8.000% due 11/03/2015†	210,000
		TOTAL CORPORATE BONDS (Cost $29,498,072)	29,745,049

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

Face Value	Currency			Market Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—15.9%
			U.S. Treasury Bill
7,000,000	USD		3.555% due 12/15/2005 (Cost $6,969,585)	$6,969,585
FOREIGN GOVERNMENT BONDS—6.4%
			Colombia—2.4%
			Republic of Colombia
2,000,000,000	COP		12.000% due 10/22/2015	1,020,371
			Uruguay—1.8%
			Republica of Uruguay
15,000,000		UYU	10.500% due 10/20/2006	789,302
			Argentina—1.7%
			Argentine Republic
2,200,000	ARS		2.000% due 09/30/2014	743,088
			Bulgaria—0.5%
540,000		BGN	Bulgaria Registered Compensation Vouchers* (3)	228,996
			TOTAL FOREIGN GOVERNMENT BONDS (Cost $2,367,789)	2,781,757
COMMON STOCKS—2.9%
			United States—2.1%
16,000		USD	Coinmach Service	220,960
73,500		USD	Oakmont Acquisition*	438,795
40,000		USD	Royster-Clark*	254,334
				914,089
			Canada—0.8%
21,000		CAD	Fort Chicago Energy Partners	204,739
5,000		CAD	Harvest Energy Trust	142,088
				346,827
			TOTAL COMMON STOCKS (Cost $1,354,960)	1,260,916
OPEN-ENDED TRUST—0.5%
			Canada—0.5%
20,000		CAD	Yellow Pages Income Fund (Cost $225,193)	228,901

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 1)
PREFERRED STOCKS—0.4%
		United States—0.4%
1,850	USD	Chesapeake Energy Convertible, 4.500% due 12/31/2049 (Cost $185,951)	$190,550
REPURCHASE AGREEMENTS—2.2%
		United States—2.2%
955,409	USD	Investors Bank & Trust Company Repurchase Agreement,
		dated 10/31/2005, due 11/01/2005, with a maturity value
		of $955,482 and an effective yield of 2.75%, collaterallized
		by a U.S. Government Agency Obligation, with a rate of
		6.625%, a maturity from 3/25/2022, and an aggregate
		market value of $1,003,180 (Cost $955,409)	955,409
		TOTAL INVESTMENTS—96.3% (Cost $41,556,959)	42,132,167
		OTHER ASSETS AND LIABILITIES (Net)—3.7%	1,619,799
		TOTAL NET ASSETS—100.0%	$43,751,966

Portfolio Footnotes:

  (1)  Variable rate security.

  (2)  Defaulted Security.

  (3)  Illiquid security

  *  Non-income producing security.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $41,554,189.

Glossary of Currencies

ARS  — Argentinian Peso

  BGN  — Bulgarian Lev

CAD  — Canadian Dollar

COP  — Colombian Peso

EUR  — Euro

GBP  — British Pound Sterling

USD  — United States Dollar

UYU  — Uruguayuan Peso

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2005

Julius Baer Global High Yield Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
01/04/2006	BRL	1,246,000	541,052	500,000	$41,052
01/31/2006	CAD	1,642,540	1,396,214	1,404,915	(8,701)
12/01/2005	EUR	2,167,000	2,599,587	2,669,007	(69,420)
01/31/2006	EUR	2,139,000	2,574,682	2,610,072	(35,390)
11/02/2005	GBP	135,000	238,984	239,104	(120)
12/01/2005	GBP	976,000	1,727,179	1,776,320	(49,141)
01/31/2006	GBP	906,899	1,604,416	1,595,507	8,909
01/05/2006	IDR	4,208,000,000	415,317	400,000	15,317
Net unrealized depreciation on forward foreign exchange contracts to buy					$(97,494)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local		Value in Currency	In Exchange USDfor USD	Net Unrealized Appreciation (Depreciation)
01/04/2006	BRL	1,246,000	541,051	531,230	$(9,821)
12/01/2005	CAD	742,000	629,598	630,202	604
01/31/2006	CAD	2,600,000	2,210,087	2,208,068	(2,019)
12/01/2005	EUR	2,077,151	2,491,803	2,500,000	8,197
01/31/2006	EUR	4,593,961	5,529,680	5,551,998	22,318
01/31/2006	GBP	2,115,000	3,741,695	3,739,135	(2,560)
Net unrealized appreciation on forward foreign exchange contracts to sell					$16,719

Glossary of Currencies

BRL  — Brazilian Real

  CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound Sterling

IDR  — Indonesian Rupiah

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2005

Julius Baer Global High Yield Bond Fund  (Percentage of Net Assets)

At October 31, 2005, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 1)
INDUSTRY SECTOR
Corporate Bonds	68.0%	$29,745,049
U.S. Government and Agency Obligations	15.9	6,969,585
Foreign Government Bonds	6.4	2,781,757
Common Stocks	3.4	1,489,817
Preferred Stocks	0.4	190,550
Cash & Cash Equivalents	2.2	955,409
Total Investments	96.3	42,132,167
Other Assets and Liabilities (Net)	3.7	1,619,799
Net Assets	100.0%	$43,751,966

See Notes to Financial Statements.

Julius Baer Investment Funds    2005 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES  October 31, 2005

	Julius Baer Global Equity		Julius Baer International Equity
ASSETS:
Investments in securities, at market value (Cost $45,883,087 and $12,649,276,646, respectively)	$47,842,281		$15,040,864,447
Cash	4,500		—
Foreign currency, at market value (Cost $4,625,709 and $1,152,678,171, respectively)	4,615,258		1,144,843,344
Receivables:
Investments sold	5,919,001		134,621,463
Fund shares sold	13,207		20,145,601
Interest and dividends	64,508		12,219,551
Daily variation margin on open financial futures contracts	43,823		17,239,219
Unrealized appreciation on open swap contracts	—		38,347,670
Tax reclaim	9,920		680,426
Miscellaneous	—		31,665
Unrealized appreciation on forward foreign exchange contracts	8,469		5,786,762
Receivable from advisor—net (Note 3)	836,280		—
Prepaid insurance	57,606		183,806
Total Assets	59,414,853		16,414,963,954
LIABILITIES:
Payables:
Investments purchased	6,007,421		151,675,614
Fund shares repurchased	1,920		7,145,205
Dividends	1,091		—
Collateral for securities loaned (Note 9)	1,707,418		912,301,578
Investment advisory fee (Note 2)	39,359		11,435,923
Unrealized depreciation on forward foreign exchange contracts	87,933		88,647,632
Accrued expenses and other payables	151,434		5,371,467
Total Liabilities	7,996,576		1,176,577,419
NET ASSETS	$51,418,277		$15,238,386,535
NET ASSETS Consist of:
Par value	$1,633		$439,793
Paid in capital in excess of par value	181,656,211		12,155,859,499
Undistributed net investment income	72,371		15,823,649
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency transactions, options, and swap contracts	(132,253,030)		695,254,768
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, options, and swap contracts	1,941,092		2,371,008,826
NET ASSETS	$51,418,277		$15,238,386,535
Class A	$34,608,326		$7,018,030,273
Class I	$16,809,951		$8,220,356,262
SHARES OUTSTANDING (Note 6)
Class A	1,100,472	(1)	204,655,118
Class I	532,311	(1)	235,137,467
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$31.45	(1)	$34.29
Class I	$31.58	(1)	$34.96

  (1)  Shares outstanding and net asset value were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES  October 31, 2005

	Julius Baer International Equity II	Julius Baer Total Return Bond
ASSETS:
Investments in securities, at market value (Cost $415,650,555 and $240,396,540, respectively)	$422,408,173	$238,988,088
Foreign currency, at market value (Cost $7,670,267 and $1,398,476, respectively)	7,655,559	1,405,891
Receivables:
Investments sold	3,028,639	9,629,982
Fund shares sold	7,262,744	1,004,936
Interest and dividends	176,966	1,769,283
Daily variation margin on open financial futures contracts	698,140	—
Miscellaneous receivable	3,792	—
Tax reclaim	5,639	—
Unrealized appreciation on forward foreign exchange contracts	1,276,124	757,180
Receivable from advisor—net (Note 3)	403,870	292,108
Prepaid expenses	31,753	2,603
Total Assets	442,951,399	253,850,071
LIABILITIES:
Payables:
Investments purchased	8,992,619	37,258,212
Fund shares repurchased	44,605	6,101,160
Dividends	—	46
Collateral for securities loaned (Note 9)	5,075,393	—
Investment advisory fee (Note 2)	267,490	81,836
Unrealized depreciation on forward foreign exchange contracts	3,312,377	955,290
Accrued expenses and other payables	206,700	86,132
Total Liabilities	17,899,184	44,482,676
NET ASSETS	$425,052,215	$209,367,395
NET ASSETS Consist of:
Par value	$38,797	$15,664
Paid in capital in excess of par value	418,625,783	205,086,454
Undistributed net investment income	1,879,635	4,329,021
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency transactions, options, and swap contracts	(1,462,400)	1,626,047
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, options, and swap contracts	5,970,400	(1,689,791)
NET ASSETS	$425,052,215	$209,367,395
Class A	$127,434,880	$68,222,845
Class I	$297,617,335	$141,144,550
SHARES OUTSTANDING (Note 6)
Class A	11,650,445	5,118,995
Class I	27,146,331	10,545,091
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.94	$13.33
Class I	$10.96	$13.38

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES  October 31, 2005

Julius Baer Global High Yield
ASSETS:
Investments in securities, at market value (Cost $41,556,959)	$42,132,167
Foreign currency, at market value (Cost $868,501)	872,865
Receivables:
Investments sold	1,554,690
Fund shares sold	20,130
Interest and dividends	704,580
Unrealized appreciation on forward foreign exchange contracts	96,397
Receivable from advisor—net (Note 3)	32,594
Prepaid insurance	345
Total Assets	45,413,768
LIABILITIES:
Payables:
Investments purchased	1,408,131
Fund shares repurchased	2,840
Investment advisory fee (Note 2)	28,083
Unrealized depreciation on forward foreign exchange contracts	177,172
Accrued expenses and other payables	45,576
Total Liabilities	1,661,802
NET ASSETS	$43,751,966
NET ASSETS Consist of:
Par value	$3,684
Paid in capital in excess of par value	38,642,267
Undistributed net investment income	1,745,535
Accumulated net realized gain on investments sold, forward foreign exchange contracts, foreign currency transactions, options, and swap contracts	2,861,602
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, options, and swap contracts	498,878
NET ASSETS	$43,751,966
Class A	$36,165,942
Class I	$7,586,024
SHARES OUTSTANDING (Note 6)
Class A	3,030,676
Class I	653,314
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.93
Class I	$11.61

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2005

	Julius Baer Global Equity	Julius Baer International Equity
INVESTMENT INCOME:
Interest†	$12,915	$27,879,813
Dividends††	888,123	267,099,635
	901,038	294,979,448
EXPENSES:
Investment advisory fee (Note 2)	362,662	109,831,650
Custody fees	92,435	6,094,694
Administration fees	188,473	8,862,996
Professional fees	180,239	617,156
Trustees' fees and expenses (Note 2)	43,041	392,865
Registration and filing fees	33,442	836,719
Shareholder reports	59,078	2,988,109
Insurance premium expense	89,114	211,464
Compliance expense	594	190,987
Miscellaneous fees	4,140	118,196
Total expenses common to all classes	1,053,218	130,144,836
Transfer agent fees
Class A	25,891	1,179,178
Classs I	4,401	249,049
Distribution and shareholder servicing fees (Class A) (Note 3)	78,075	14,577,882
Total gross expenses	1,161,585	146,150,945
Less: Custody Offset Arrangement (Note 2)	(4,935)	(1,760,590)
Expenses Reimbursed by Investment Advisor (Note 2)	(582,696)	—
Net expenses	573,954	144,390,355
NET INVESTMENT INCOME	327,084	150,589,093
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes 1 and 4):
Realized gain (loss) on:
Investments	4,717,304	719,248,153
Financial futures contracts	60,920	54,102,740
Interest rate swap contracts	—	85,297
Forward foreign exchange contracts	(14,183)	(14,749,604)
Foreign currency transactions	(241,049)	(83,031,807)
Net realized gain on investments	4,522,992	675,654,779
Net change in unrealized appreciation (depreciation) on:
Investments	752,509	1,460,735,016
Financial futures contracts	72,833	35,079,335
Interest rate swap contracts	—	17,791,606
Forward foreign exchange contracts	(89,645)	(128,064,956)
Currencies and net other assets	(1,296)	(909,723)
Net change in unrealized appreciation of investments	734,401	1,384,631,278
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,257,393	2,060,286,057
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,584,477	$2,210,875,150

  †  Interest Income includes security lending income of $1,799 and $13,409,560 for the Global Equity and the International Equity Fund, respectively.

  ††  Net of foreign wthholdings taxes of $72,818 and $34,434,894 for the Global Equity Fund and the International Equity Fund, repectively.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2005

	Julius Baer International Equity II (1)	Julius Baer Total Return Bond
INVESTMENT INCOME:
Interest†	$187,992	$6,508,298
Dividends††	600,053	—
Miscellaneous income	181	—
Total investment income	788,226	6,508,298
EXPENSES:
Investment advisory fee (Note 2)	631,662	777,219
Custody fees	38,327	76,219
Administration fees	382,780	48,080
Professional fees	23,167	38,038
Trustees' fees and expenses (Note 2)	1,124	4,900
Registration and filing fees	52,905	104,029
Shareholder reports	3,717	35,189
Organization expenses	29,326	—
Insurance premium expense	366	2,752
Compliance expense	1,050	2,627
Miscellaneous fees	715	5,027
Total expenses common to all classes	1,165,139	1,094,080
Transfer agent fees
Class A	6,186	9,267
Class I	2,818	7,170
Distribution and shareholder servicing fees (Class A) (Note 3)	51,244	165,974
Total gross expenses	1,225,387	1,276,491
Less: Custody Offset Arrangement (Note 2)	(8,455)	(11,090)
Expenses Reimbursed by Investment Advisor (Note 2)	(403,870)	(292,108)
Net expenses	813,062	973,293
NET INVESTMENT INCOME (LOSS)	(24,836)	5,535,005
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes 1 and 4):
Realized gain (loss) on:
Investments	(1,434,787)	5,127,755
Financial futures contracts	(26,759)	—
Forward foreign exchange contracts	720,265	(77,809)
Foreign currency transactions	(994,333)	622,835
Net realized gain (loss) on investments	(1,735,614)	5,672,781
Net change in unrealized appreciation (depreciation) on:
Investments	6,757,618	(6,070,865)
Financial futures contracts	1,254,187	—
Forward foreign exchange contracts	(2,050,961)	(322,097)
Currencies and net other assets	9,556	(123,882)
Net change in unrealized appreciation (depreciation) of investments	5,970,400	(6,516,844)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,234,786	(844,063)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,209,950	$4,690,942

  †  Interest Income includes security lending income of $4,030 for the International Equity Fund II.

  ††  Net of withholding taxes of $49,674 for the International Equity Fund II.

  (1)  Commenced operations on May 4, 2005.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2005

Julius Baer Global High Yield
INVESTMENT INCOME:
Interest	$4,870,925
Dividends	61,741
Total investment income	4,932,666
EXPENSES:
Investment advisory fee (Note 2)	503,404
Custody fees	52,102
Administration fees	32,920
Professional fees	32,647
Trustees' fees and expenses (Note 2)	2,767
Registration and filing fees	53,451
Shareholder reports	12,311
Insurance premium expense	2,106
Compliance expense	803
Miscellaneous fees	9,250
Total expenses common to all classes	701,761
Transfer agent fees
Class A	12,993
Class I	5,854
Distribution and shareholder servicing fees (Class A) (Note 3)	96,045
Total gross expenses	816,653
Less: Custody Offset Arrangement (Note 2)	(20,762)
Expense Reimbursed by Investment Advisor (Note2)	(28,038)
Net expenses	767,853
NET INVESTMENT INCOME	4,164,813
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes 1 and 4):
Realized gain (loss) on:
Investments	4,149,401
Written options	(156,490)
Interest rate swap contracts	287,590
Forward foreign exchange contracts	(22,273)
Foreign currency transactions	(224,496)
Net realized gain on investments	4,033,732
Net change in unrealized appreciation (depreciation) on:
Investments	(5,114,005)
Interest rate swap contracts	(90,625)
Forward foreign exchange contracts	320,731
Currencies and net other assets	(20,012)
Net change in unrealized depreciation of investments	(4,903,911)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(870,179)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,294,634

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Julius Baer Global Equity Fund

	For the Year Ended October 31, 2005	For the period April 1, 2004 Through October 31, 2004	For the Year Ended March 31, 2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$327,084	$(318,920)	$(1,104,733)
Net realized gain on investments	4,522,992	6,718,340	(5,977,618)
Net change in unrealized appreciation of investments	734,401	(4,976,829)	8,889,756
Net increase in net assets resulting from operations	5,584,477	1,422,591	1,807,405
DISTRIBUTIONS TO SHAREHOLDERS (Note 1):
Distributions from net investment income	(26,244)	—	—
FUND SHARE TRANSACTIONS (Note 6):
Proceeds from sale of shares
Class A	14,982,802	5,162,223	—
Class I	16,623,735	—	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	17,724	—	—
Class I	3,411	—	—
Cost of shares redeemed
Class A	(9,572,684)	(18,827,878)	—
Class I	(884,078)	—	—
Fees from redemptions	1,116	1,548	—
Net (decrease) increase from Fund share transactions	21,172,026	(13,664,107)	—
Net (decrease) increase in net assets	26,730,259	(12,241,516)	1,807,405
NET ASSETS:
Beginning of year	24,688,018	36,929,534	35,122,129
End of year (including undistributed net investment income of $72,371, and $20,483 and $0 respectively)	$51,418,277	$24,688,018	$36,929,534

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Julius Baer International Equity Fund

	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$150,589,093	$38,106,504
Net realized gain on investments	675,654,779	255,205,590
Net change in unrealized appreciation (depreciation) of investments	1,384,631,278	616,940,326
Net increase in net assets resulting from operations	2,210,875,150	910,252,420
DISTRIBUTIONS TO SHAREHOLDERS (Note 1):
Distributions from net investment income
Class A	(65,706,866)	(26,677,968)
Class I	(71,893,528)	(23,046,877)
Distributions from realized gain
Class A	(84,704,257)	—
Class I	(90,327,774)	—
FUND SHARE TRANSACTIONS (Note 6):
Proceeds from sale of shares
Class A	3,301,554,085	1,958,704,970
Class I	3,854,830,556	2,552,562,180
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	140,295,305	25,098,025
Class I	139,663,385	18,989,268
Cost of shares redeemed
Class A	(1,026,587,778)	(408,277,032)
Class I	(636,445,754)	(261,009,432)
Fees from redemptions	711,284	443,634
Net increase (decrease) from Fund share transactions	5,774,021,083	3,886,511,613
Net increase (decrease) in net assets	7,672,263,808	4,747,039,188
NET ASSETS:
Beginning of year	7,566,122,727	2,819,083,539
End of year (including undistributed net investment income (loss) of $15,823,649 and $33,773,256, respectively)	$15,238,386,535	$7,566,122,727

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Julius Baer International Equity Fund II

For the period Ended October 31, 2005 (1)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(24,836)
Net realized loss on investments	(1,735,614)
Net change in unrealized appreciation of investments	5,970,400
Net increase in net assets resulting from operations	4,209,950
FUND SHARE TRANSACTIONS (Note 6):
Proceeds from sale of shares
Class A	136,031,555
Class I	302,232,671
Cost of shares redeemed
Class A	(10,286,728)
Class I	(7,148,213)
Fees from redemptions	12,980
Net increase from Fund share transactions	420,842,265
Net increase in net assets	425,052,215
NET ASSETS:
Beginning of year	—
End of year (including undistributed net investment income of $1,879,635)	$425,052,215

  (1)  Commenced operations on May 4, 2005.

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Julius Baer Total Return Bond Fund

	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,535,005	$2,256,670
Net realized gain on investments	5,672,781	938,709
Net change in unrealized appreciation (depreciation) of investments	(6,516,844)	1,384,030
Net increase in net assets resulting from operations	4,690,942	4,579,409
DISTRIBUTIONS TO SHAREHOLDERS (Note 1):
Distributions from net investment income
Class A	(2,241,952)	(2,111,903)
Class I	(3,494,839)	(635,180)
Distributions from realized gain
Class A	(434,145)	(1,092,659)
Class I	(253,638)	(271,240)
FUND SHARE TRANSACTIONS (Note 6):
Proceeds from sale of shares
Class A	29,288,075	12,634,277
Class I	124,690,812	22,165,219
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	2,338,413	2,854,008
Class I	3,491,042	678,428
Cost of shares redeemed
Class A	(21,978,139)	(20,205,546)
Class I	(17,419,639)	(5,549,155)
Fees from redemptions	5,764	2,715
Net increase from Fund share transactions	120,416,328	12,579,946
Net increase in net assets	118,682,696	13,048,373
NET ASSETS:
Beginning of year	90,684,699	77,636,326
End of year (including undistributed net investment income of $4,329,021 and $478,284, respectively)	$209,367,395	$90,684,699

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Julius Baer Global High Yield Bond Fund

	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,164,813	$4,812,359
Net realized gain on investments	4,033,732	1,648,116
Net change in unrealized appreciation of investments	(4,903,911)	3,238,869
Net increase in net assets resulting from operations	3,294,634	9,699,344
DISTRIBUTIONS TO SHAREHOLDERS (Note 1):
Distributions from net investment income
Class A	(2,246,194)	(1,996,919)
Class I	(1,813,691)	(2,891,591)
Distributions from realized gain
Class A	(523,278)	(186,858)
Class I	(569,420)	(312,616)
FUND SHARE TRANSACTIONS (Note 6):
Proceeds from sale of shares
Class A	12,481,178	25,429,644
Class I	2,897,931	33,964,975
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	2,221,011	1,543,575
Class I	535,898	382,217
Cost of shares redeemed
Class A	(23,353,353)	(11,789,689)
Class I	(39,975,454)	(12,084,606)
Fees from redemptions	2,836	8,771
Net increase (decrease) from Fund share transactions	(45,189,953)	37,454,887
Net increase in net assets	(47,047,902)	41,766,247
NET ASSETS:
Beginning of year	90,799,868	49,033,621
End of year (including undistributed net investment income of $1,745,535 and $499,401, respectively)	$43,751,966	$90,799,868

See Notes to Financial Statements.

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global Equity Fund Inc. (8)

For a share outstanding throughout each period

	Class A
	Year Ended October 31,	April 1, 2004 through October 31,		Year Ended March 31,
	2005(7)	2004(7)		2004(7)	2003(7)	2002(7)	2001(7)
Net Asset Value, beginning of year	$26.90	$25.30		$24.10	$42.50	$76.60	$230.00
Net investment income (loss) (1)(2)	0.21	(0.30)		(0.80)	(0.60)	(0.70)	(1.40)
Net realized and unrealized gain (loss) on investments (2)	4.36	1.90		2.00	(17.50)	(33.40)	(133.30)
Total income (loss) from investment operations	4.57	1.60		1.20	(18.10)	(34.10)	(134.70)
Capital effect of dividend reinvestment	—	—		—	—	—	(2.70)
Less distributions:
From net realized gains on investments	—	—		—	—	—	(16.00)
From net investment income	(0.02)	—		—	(0.03)	—	—
Total Distributions	(0.02)	—		—	(0.30)	—	(16.00)
Net Asset Value, end of year	$31.45	$26.90		$25.30	$24.10	$42.50	$76.60
Market Value, end of year	$—	$—		$23.600	$19.700	$39.700	$67.500
Total Return	17.00%	6.32	%(5)	19.80%	(49.75)%	(41.19)%	(54.60)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$34,608	$24,688		$36,930	$35,122	$62,042	$111,737
Ratio of net investment income to average net assets	0.71%	(1.80	)%(4)	(3.25)%	(2.21)%	(1.11)%	(0.84)%
Ratio of expenses to average net assets (1)	1.51%	2.37	%(4)(6)	3.31%	2.93%	2.13%	1.61%
Ratio of expenses to average net assets (1)(3)	1.50%	2.30	%(4)(6)	3.25%	2.82%	1.85%	1.48%
Portfolio turnover rate	118%	204	%(5)	605%	1024%	778%	216%
(1) The net expenses of the Fund reflect a waiver of fees by an affiliate of the investment advisor . Had such an action not been taken, the operating expenses ratios would have been:
Ratio of expenses to average net assets (3)	2.98%	3.73%		3.50%	3.07%	2.10%	1.86%
Ratio of expenses to average net assets	2.99%	3.80%		3.56%	3.18%	2.38%	1.99%

  (2)  Based on average shares outstanding during the period.

  (3)  Ratio of expenses including the effect of expense offset arrangement.

  (4)  Annualized.

  (5)  Not Annualized.

  (6)  The current expenses for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursement not starting until July 1, 2004.

  (7)  Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

  (8)  On July 1, 2004 the Fund converted from a closed-end, non diversified investment company ("closed-end Fund") to an open-end diversified investment company with a different investment objective, different investment strategies and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund. For periods prior thereto, all historical performance information for Class A shares reflects the NAV performance of the Fund's common stock while it was a closed-end Fund.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global Equity Fund Inc.

For a share outstanding throughout each period

	Class I
	Period Ended October 31, 2005(6)(7)
Net Asset Value, beginning of period	$30.80
Net investment income (2)	0.23
Net realized and unrealized gain on investments (3)	0.56
Total income from investment operations	0.79
Less distributions:
From net investment income	(0.01)
Total Distributions	(0.01)
Net Asset Value, end of period	$31.58
Total Return	2.56	%(5)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$16,810
Ratio of net investment income to average net assets	1.15	%(4)
Ratio of expenses to average net assets (1)	1.17	%(4)
Ratio of expenses to average net assets (1)(3)	1.15	%(4)
Portfolio turnover rate	118	%(8)
(1) The net expenses of the Fund reflect a waiver of fees by an affiliate of the investment advisor . Had such an action not been taken, the operating expenses ratios would have been:
Ratio of expenses to average net assets(3)	2.49	%(4)
Ratio of expenses to average net assets	2.51	%(4)

  (2)  Based on average shares outstanding during the period.

  (3)  Ratio of expenses including the effect of the expense offeset arrangement.

  (4)  Annualized

  (5)  Not Annualized

  (6)  Class I commenced operations on March 14, 2005.

  (7)  Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

  (8)  Portfolio turnover is for the year ended October 31, 2005.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund

For a share outstanding throughout each year

	Class A
	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value, beginning of year	$28.99	$24.45	$19.60	$19.95	$25.06
Income (loss) from investment operations:
Net investment income	0.35	0.16	0.24	0.11	0.07
Net realized and unrealized gain (loss) on investments	5.98	4.71	4.93	(0.46)	(5.18)
Total income (loss) from investment operations	6.33	4.87	5.17	(0.35)	(5.11)
Less distributions:
From net realized gains on investments	(0.58)	—	—	—	—
From net investment income	(0.45)	(0.33)	(0.32)	—	—
Total Distributions	(1.03)	(0.33)	(0.32)	—	—
Net Asset Value, end of year	$34.29	$28.99	$24.45	$19.60	$19.95
Total Return	22.19%	20.05%	26.78%	(1.75)%	(20.49)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$7,018,030	$3,721,409	$1,705,074	$615,897	$287,174
Ratio of net investment income to average net assets	1.09%	0.58%	0.83%	0.49%	0.36%
Ratio of expenses to average net assets (1)	1.32%	1.35%	1.37%	1.51%	1.53%
Ratio of expenses to average net assets	1.31%	1.32%	1.31%	1.43%	1.40%
Portfolio turnover rate	57%	100%	114%	93%	89%

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund

For a share outstanding throughout each year

	Class I
	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value, beginning of year	$29.47	$24.79	$19.79	$20.08	$25.16
Income (loss) from investment operations:
Net investment income	0.44	0.23	0.28	0.21	0.14
Net realized and unrealized gain (loss) on investments	6.09	4.79	5.05	(0.45)	(5.16)
Total income (loss) from investment operations	6.53	5.02	5.33	(0.24)	(5.02)
Less distributions:
From net realized gains on investments	(0.58)	—	—	—	—
From net investment income	(0.46)	(0.34)	(0.33)	(0.05)	(0.06)
Total Distributions	(1.04)	(0.34)	(0.33)	(0.05)	(0.06)
Net Asset Value, end of year	$34.96	$29.47	$24.79	$19.79	$20.08
Total Return	22.52%	20.39%	27.39%	(1.21)%	(20.10)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$8,220,356	$3,844,713	$1,114,010	$415,159	$219,614
Ratio of net investment income to average net assets	1.33%	0.87%	1.16%	0.99%	0.86%
Ratio of expenses to average net assets (1)	1.05%	1.08%	1.08%	1.00%	1.02%
Ratio of expenses to average net assets	1.04%	1.05%	1.02%	0.92%	0.89%
Portfolio turnover rate	57%	100%	114%	93%	89%

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Internationl Equity Fund II

For a share outstanding throughout the period

	Class A
	Period Ended October 31, 2005(5)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.95
Total income from investment operations	0.94
Net Asset Value, end of period	$10.94
Total Return	9.30	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$127,435
Ratio of net investment income to average net assets	(0.11	)%(3)
Ratio of expenses to average net assets (1)	1.36	%(3)(4)
Ratio of expenses to average net assets	1.35	%(3)
Portfolio turnover rate	38	%(2)

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 2.06% for the period ended October 31, 2005.

  (5)  Commenced operations on May 4, 2005.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Internationl Equity Fund II

For a share outstanding throughout the period

	Class I
	Period Ended October 31, 2005(5)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net realized and unrealized gain on investments	0.96
Total income from investment operations	0.96
Net Asset Value, end of period	$10.96
Total Return	9.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$297,617
Ratio of net investment income to average net assets	(0.01	)%(3)
Ratio of expenses to average net assets (1)	1.09	%(3)(4)
Ratio of expenses to average net assets	1.08	%(3)
Portfolio turnover rate	38	%(2)

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 1.60% for the period ended October 31, 2005.

  (5)  Commenced operations on May 4, 2005.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Total Return Bond Fund

For a share outstanding throughout each year

	Class A
	Year Ended October 31,
	2005		2004	2003	2002(1)		2001
Net Asset Value, beginning of year	$13.37		$13.34	$12.55	$12.10		$11.09
Income from investment operations:
Net investment income	0.42		0.37	0.30	0.44		0.54
Net realized and unrealized gain on investments	0.10		0.35	0.92	0.49		0.95
Total income from investment operations	0.52		0.72	1.22	0.93		1.49
Less distributions:
From net realized gains on investments	(0.10)		(0.23)	(0.11)	—		—
From net investment income	(0.46)		(0.46)	(0.32)	(0.47)		(0.36)
From capital (Note 1)	—		—	—	(0.01)		(0.12)
Total Distributions	(0.56)		(0.69)	(0.43)	(0.48)		(0.48)
Net Asset Value, end of year	$13.33		$13.37	$13.34	$12.55		$12.10
Total Return	3.93%		5.50%	9.83%	7.86%		13.73%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$68,223		$58,823	$63,449	$33,858		$24,119
Ratio of net investment income to average net assets	3.11%		2.79%	2.24%	3.65%		4.70%
Ratio of expenses to average net assets (2)	0.78%		1.17%	1.16%	1.28%		1.16%
Ratio of expenses to average net assets	0.77	%(3)	1.17%	1.16%	1.28	%(3)	1.16	%(3)
Portfolio turnover rate	202%		69%	160%	156%		96%

  (1)  The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.

  (2)  Expense ratio without taking into consideration any reductions related to custody offset arrangement.

  (3)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.93%,1.38% and 1.49%, for the periods ended October 31, 2005, 2002 and 2001, respectively.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Total Return Bond Fund

For a share outstanding throughout each year

	Class I
	Year Ended October 31,
	2005		2004	2003	2002(1)		2001
Net Asset Value, beginning of year	$13.41		$13.37	$12.56	$12.07		$11.03
Income (loss) from investment operations:
Net investment income	0.47		0.41	0.37	0.48		0.59
Net realized and unrealized gain on investments	0.08		0.34	0.89	0.50		0.94
Total income (loss) from investment operations	0.55		0.75	1.26	0.98		1.53
Less distributions:
From net realized gains on investments	(0.10)		(0.23)	(0.11)	—		—
From net investment income	(0.48)		(0.48)	(0.34)	(0.48)		(0.39)
From capital (Note 1)	—		—	—	(0.01)		(0.10)
Total Distributions	(0.58)		(0.71)	(0.45)	(0.49)		(0.49)
Net Asset Value, end of year	$13.38		$13.41	$13.37	$12.56		$12.07
Total Return	4.10%		5.82%	10.19%	8.41%		14.20%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$141,145		$31,862	$14,188	$1,167		$538
Ratio of net investment income to average net assets	3.50%		3.08%	2.50%	4.00%		5.13%
Ratio of expenses to average net assets (2)	0.47%		0.88%	0.90%	0.85%		0.74%
Ratio of expenses to average net assets	0.47	%(3)	0.88%	0.89%	0.85	%(3)	0.74	%(3)
Portfolio turnover rate	202%		69%	160%	156%		96%

  (1)  The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.

  (2)  Expense ratio without taking into consideration any reductions related to custody offset arrangement.

  (3)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.65%, 0.95% and 1.07% for years ended October 31, 2005, 2002 and 2001, respectively.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global High Yield Bond Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31,			Period Ended October 31,
	2005		2004	2003(1)
Net Asset Value, beginning of year	$12.07		$11.43	$10.00
Income from investment operations:
Net investment income (2)	0.73		0.70	0.64
Net realized and unrealized gain (loss) on investments	(0.01)		0.72	1.37
Total income from investment operations	0.72		1.42	2.01
Less distributions:
From net realized gains on investments	(0.15)		(0.07)	—
From net investment income	(0.71)		(0.71)	(0.58)
Total Distributions	(0.86)		(0.78)	(0.58)
Net Asset Value, end of year	$11.93		$12.07	$11.43
Total Return	6.15%		12.87%	20.57	%(6)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$36,166		$45,164	$28,195
Ratio of net investment income to average net assets	6.01%		5.97%	6.71	%(3)
Ratio of expenses to average net assets (4)	1.28%		1.24%	1.26	%(3)
Ratio of expenses to average net assets	1.25	%(5)	1.25%	1.25	%(3)(5)
Portfolio turnover rate	99%		93%	83%

  (1)  Class A shares commenced operations on December 17, 2002.

  (2)  Based on average shares outstanding during the period.

  (3)  Annualized.

  (4)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expense previously assumed by the advisor.

  (5)  The net expenses of the fund reflect a waiver by the Fund's investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.30% and 1.95% for the years ended October 31, 2005 and October 31, 2003.

  (6)  Not annualized.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global High Yield Bond Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31,			Period Ended October 31,
	2005		2004	2003(1)
Net Asset Value, beginning of year	$12.01		$11.36	$10.00
Income from investment operations:
Net investment income (2)	0.78		0.73	0.57
Net realized and unrealized gain (loss) on investments	(0.05)		0.72	1.35
Total income from investment operations	0.73		1.45	1.92
Less distributions:
From net realized gains on investments	(0.15)		(0.07)	—
From net investment income	(0.98)		(0.73)	(0.56)
Total Distributions	(1.13)		(0.80)	(0.56)
Net Asset Value, end of year	$11.61		$12.01	$11.36
Total Return	6.37%		13.28%	19.66	%(6)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$7,586		$45,636	$20,839
Ratio of net investment income to average net assets	6.47%		6.24%	6.91	%(3)
Ratio of expenses to average net assets (4)	1.03%		0.97%	1.02	%(3)
Ratio of expenses to average net assets	1.00	%(5)	1.00%	1.00	%(3)(5)
Portfolio turnover rate	99%		93%	83%

  (1)  Class I shares commenced operations on January 30, 2003.

  (2)  Based on average shares outstanding during the period.

  (3)  Annualized.

  (4)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expense previously assumed by the Fund's investment advisor.

  (5)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expense ratios would have been 1.04% and 1.41% for the periods October 31, 2005 and October 31, 2003.

  (6)  Not annualized.

See Notes to Financial Statements

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

The Julius Baer Funds consist of the Julius Baer Global Equity Fund Inc. ( "Global Equity Fund") and the Julius Baer Investment Funds (the "Trust"). As of October 31, 2005, the Julius Baer Funds consisted of five funds (each a "Fund" and together, the "Funds").

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission ('SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2005, the Trust offered four investment funds: Julius Baer International Equity Fund (the "International Equity Fund"), Julius Baer International Equity Fund II (the "International Equity Fund II"), Julius Baer Total Return Bond Fund (the "Total Return Bond Fund") and Julius Baer Global High Yield Bond Fund (the "High Yield Bond Fund"). The International Equity Fund II commenced operations on May 4, 2005.

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. In addition, existing shareholders, may continue to invest.

Each Fund offers two share classes, Class A and Class I. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds' Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets. Class I shares commenced operations on March 14, 2005 for the Global Equity Fund.

The Global Equity Fund's investment objective is to maximize total return through capital appreciation. The International Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes. The International Equity Fund II investment objective is long term growth of capital primarily investing in a diversified portfolio

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

of common stocks, convertible securities and preferred stocks of foreign issuers focusing on mid to large capitalization companies. The Total Return Bond Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The High Yield Bond Fund's investment objective is to maximize total return, principally through a high level of current income, and secondarily through capital appreciation by investing in a diversified portfolio of below investment grade, fixed income securities (commonly known as "junk bonds") of issues located throughout the world.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund's investments are valued at market. Equity securities, which are traded primarily on a U.S. or foreign stock exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event subsequent to that time is likely to have changed such value, including substantial changes in the values of U.S. markets subsequent to the close of a foreign market. In these circumstances, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Global Equity Fund's Board of Directors, the Trust's Board of Trustees (each "Board" and collectively, the "Boards") or their respective delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the respective Board. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost. Any securities for which

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotations, are valued in accordance with fair value pricing approved by the respective Board.

The Boards have identified certain circumstances in which the use of fair value pricing method is necessary. In such circumstances, the Boards have also approved an independent fair value service for foreign equities, which may provide the fair value price. For options and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Funds' Pricing Committees may determine the fair value price based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services in similar securities or in similar markets. At October 31, 2005, the Global Equity Fund, the International Equity Fund and the International Equity Fund II held $23,721,597, $11,951,692,354 and $316,446,089 of fair-valued securities utilizing the fair value model in accordance with valuations policies approved by the board of directors, respectively.

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund's holding period is determinable. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

d) Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of its investment strategy, a Fund may enter into forward foreign currency contracts to manage the Fund's portfolio holdings against currency risks. A Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the advisor. With respect to a Fund's obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

e) Financial Futures Contracts: In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of future contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds' agree to receive from or pay to the broker an amount of cash equal to the daily flucation in the value of the contract. Such receipts or payments are know as "variation margin" and are recorded by a Fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts (see Note 11 for outstanding futures contracts at October 31, 2005).

f) Options: The Funds may write options to generate current income to manage investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by that Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, that Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which that Fund purchased upon exercise. The Funds will write only covered options.

The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

2% of its assets to purchase both put and call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and a Fund will realize a loss. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The International Equity Fund, the International Equity Fund II, the High Yield Bond Fund and the Global Equity Fund may purchase and sell call and put options on stock indices. A Fund's possible loss, in either, case will be limited to the premium paid for the option, plus related transaction costs. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, a Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

g) Swaps: The Funds may enter into interest rate, currency, index, total return and credit default swaps. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one counterparty to be "long" a third-party credit risk, and the other counterparty to be "short" the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, the investment adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

h) Securities Lending: The Global Equity Fund, the International Equity Fund and the International Equity Fund II have established a securities lending agreement with Investors Bank & Trust Company in which the Funds lend portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to 102% of the market value of the securities on loan. These Funds may loan securities to brokers, dealers, and financial institutions determined by the Adviser to be creditworthy, subject to certain limitations. Under the agreement, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash and receive any interest on the amount invested, but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

i) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using effective interest method. Dividend income is recorded in the statement of operations on the ex-dividend date or when the Fund becomes aware of dividend distributions. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

j) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Total Return Bond Fund and the High Yield Bond Fund declare and pay monthly dividends. The International Equity Fund, the International Equity Fund II and the Global Equity Fund declare and pay dividends from its net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

k) Federal income taxes: The Global Equity Fund and the Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2.  Investment Advisory Fee and Other Transactions

Julius Baer Investment Management LLC ("JBIM" or "Adviser") serves as the investment adviser. The Global Equity Fund pays JBIM a fee at an annual rate of 0.90%

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

of average daily net assets. Effective April 1, 2005, the International Equity Fund pays JBIM a fee at an annual rate of 0.90% for the first $7.5 billion dollars of average daily next assets, 0.88% for the next $2.5 billion dollars of average daily net assets and 0.85% for average daily net assets over $10.0 billion dollars. Prior to April 1, 2005, the International Equity Fund paid JBIM a fee at an annual rate of 0.90% of daily average net assets. The Total Return Bond Fund, the High Yield Bond Fund and the International Equity Fund II pay JBIM a fee at an annual rate of 0.45%, 0.75% and 0.90% of average daily net assets, respectively.

From July 1, 2004 until March 1, 2005 the adviser contractually agreed to reimburse certain expenses of the Global Equity Fund so that the net annual expenses of the Global Equity Fund based on average net assets were limited to 1.75% and 1.50% of the Class A and Class I shares, respectviely. Commencing on March 1, 2005, the adviser contractually agreed to reimburse certain expenses of the Global Equity Fund so that the net annual expenses of the Global Equity Fund based on average net assets were limited to 1.40% and 1.15% of the Class A and Class I shares, respectviely.

Commencing May 4, 2005, January 1, 2005 and December 17, 2002, the Adviser has contractually agreed to reimburse certain expenses of the the International Equity Fund II, the Total Return Bond Fund and the High Yield Bond Fund, respectively, through February 28, 2006, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited (the "Expense Limit") as specified in the table below. In addition, in connection with the commencement of these reimbursement plans, the Global Equity Fund, the Total Return Bond Fund, the High Yield Bond Fund and the International Equity Fund II have agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Funds' annual operating expenses to exceed the Expense Limit. Any such recoupment must be made within three years after the year in which the Adviser incurred the expense. The table below specifies the reimbursement made to each Fund by the Adviser for the year ended October 31, 2005 and the Adviser's potential recoupment as of October 31, 2005.

	Expense Limit			Potential
Fund	Class A	Class I	Reimbursement	Recoupment
Global Equity Fund	1.40%	1.15%	$582,696	$836,280
International Equity Fund II	1.35	1.08	403,870	403,870
Total Return Bond Fund	0.69	0.44	292,108	292,108
High Yield Bond Fund	1.25	1.00	28,038	109,461

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended October 31, 2005, the Global Equity Fund incurred total brokerage commissions of $127,021 of which $2,692 was paid to UBS Securities LLC, an affiliated broker dealer of the Adviser.

For the year ended October 31, 2005, the International Equity Fund incurred total brokerage commissions of $30,038,715 of which $1,489,333 and $1,274,234 was paid to UBS Securities LLC and Kepler Equities, respectively, affiliated broker dealers of the Adviser.

For the year ended October 31, 2005, the International Equity Fund II incurred total brokerage commissions of $442,713 of which $6,861 was paid to UBS Securities LLC, an affiliated broker dealer of the Adviser.

During the year ended October 31, 2005, the Adviser reimbursed the International Equity Fund II, the Total Return Bond Fund and the Global High Yield Bond Fund, for losses incurred on certain security transactions in the amount of $123, $9,355 and $14,538, respectively. These dollar amounts are recorded by the fund as realized gains on the Statement of Operations. The percentage of net assets for these realized gains were less than 0.05% for all three Funds. Additionally, the International Equity Fund II was reimbursed $3,792 by Investors Bank and Trust for a loss incurred by the Fund.

The Funds entered into expense offset arrangements as part of their custody agreement with Investors Bank and Trust Company. Under this agreement, each Fund's custody fees were reduced by $4,935, $1,760,590, $8,455, $11,090 and $20,762 respectively for the Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund and the Global High Yield Bond Fund.

In June 2005, the Funds adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and are recorded as to short-term security gain. The commission recapture amounts for the Funds during the year ended 10/31/05 were as follows:

Fund	Broker Commission Recaptured during the year ended 10/31/05
Global Equity Fund	$26,893
International Equity Fund	$194
International Equity Fund II	$14,160

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Distribution and Shareholder Servicing Plan

The Funds have adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' Class A shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A Shares. The Adviser may pay additional marketing and other distribution costs out of their profits.

Quasar Distributors, LLC ("Quasar" or "Distributor") is the Distributor of the Funds' shares.

Under their terms, the Funds' Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Directors/Trustees and a majority of those Directors/Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales (including paydowns) of securities, excluding short-term investments, during the year ended October 31, 2005 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Global Equity Fund	$61,463,738	$45,300,213
International Equity Fund	10,858,609,497	6,586,842,964
International Equity Fund II	396,169,138	59,926,175
Total Return Bond Fund	497,806,405	314,264,131
High Yield Bond Fund	58,296,882	103,345,840

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2005 were $270,419,232 and $206,324,190, respectively for the Total Return Bond Fund.

At October 31, 2005, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Global Equity Fund	$46,003,653	$2,916,798	$(1,078,170)	$1,838,628
International Equity Fund	12,741,937,562	2,467,877,681	(168,950,796)	2,298,926,885
International Equity Fund II	416,583,192	12,672,329	(6,847,348)	5,824,981
Total Return Bond Fund	240,482,246	519,395	(2,013,553)	(1,494,158)
High Yield Bond Fund	41,554,189	1,101,347	(523,369)	577,978

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act is one in which a Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the year ended October 31, 2005, is set forth below:

Summary of Transactions with Affiliated Companies

Julius Baer International Equity Fund

Affiliate	Shares Held October 31, 2005	Purchases (Cost)	Proceeds Sales	Dividend Income	Market Value October 31, 2005
Inter Cars	613,971	$1,270,152	$—	$24,557	$4,598,154
TOTALS		$1,270,152	$—	$24,557	$4,598,154

Thacher Proffitt & Wood are the legal counsel for the Funds and certain individuals of this firm serve as principal officers of the Funds. The following fees were paid by the Funds during the year ended 10/31/05:

Fund	Fees paid to Thacher Proffitt during the year ended 10/31/05
Global Equity Fund	$34,802
International Equity Fund	341,451
International Equity Fund II	290
Total Return Bond Fund	4,780
High Yield Bond Fund	1,976

6.  Shares of Beneficial Interest

The Funds may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Global Equity Fund, the International Equity Fund, the International Equity Fund II, the Total Return Bond Fund and the High Yield Bond Fund were as follows:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Global Equity Fund:
Class A†
Sold	504,221	$14,982,802	1,988,927	$5,162,223
Issued as reinvestment of dividends	595	17,724	—	—
Redeemed	(321,159)	(9,572,684)	(7,406,141)	(18,827,878)
Net increase (decrease)	183,657	$5,427,842	(5,417,214)	$(13,665,655)

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Class I†*
Sold	562,288	$16,623,735	—	$—
Issued as reinvestment of dividends	108	3,411	—	—
Redeemed	(30,084)	(884,078)	—	—
Net increase	532,312	$15,743,068	—	$—
International Equity Fund:
Class A
Sold	103,621,498	$3,301,554,085	1,988,927	$5,162,223
Issued as reinvestment of dividends	4,473,703	140,295,305	—	—
Redeemed	(31,794,210)	(1,026,587,778)	(7,406,141)	(18,827,878)
Net increase (decrease)	76,300,991	$2,415,261,612	(5,417,214)	$(13,665,655)
Class I
Sold	119,507,433	$3,854,830,556	—	$—
Issued as reinvestment of dividends	4,379,535	139,663,385	—	—
Redeemed	(19,229,479)	(636,445,754)	—	—
Net increase	104,657,489	$3,358,048,187	—	$—
International Equity Fund II:
Class A**
Sold	12,611,282	$136,031,555	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(960,837)	(10,286,728)	—	—
Net increase	11,650,445	$125,744,827	—	$—
Class I**
Sold	27,800,516	$302,232,671	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(654,185)	(7,148,213)	—	—
Net increase	27,146,331	$295,084,458	—	$—
Total Return Bond Fund:
Class A
Sold	2,168,655	$29,288,075	953,045	$12,634,277
Issued as reinvestment of dividends	173,411	2,338,413	216,337	2,854,008
Redeemed	(1,624,188)	(21,978,139)	(1,523,290)	(20,205,546)
Net increase (decrease)	717,878	$9,648,349	(353,908)	$(4,717,261)
Class I
Sold	9,201,128	$124,690,812	1,677,042	$22,165,219
Issued as reinvestment of dividends	258,094	3,491,042	51,336	678,428
Redeemed	(1,290,448)	(17,419,639)	(413,348)	(5,549,155)
Net increase	8,168,774	$110,762,215	1,315,030	$17,294,492

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
High Yield Bond Fund:
Class A
Sold	1,027,360	$12,481,178	2,141,901	$25,429,644
Issued as reinvestment of dividends	184,133	2,221,011	131,481	1,543,575
Redeemed	(1,922,780)	(23,353,353)	(999,041)	(11,789,689)
Net increase (decrease)	(711,287)	$(8,651,164)	1,274,341	$15,183,530
Class I
Sold	243,650	$2,897,931	2,970,016	$33,964,975
Issued as reinvestment of dividends	45,502	535,898	32,591	382,217
Redeemed	(3,436,553)	(39,975,454)	(1,035,636)	(12,084,606)
Net increase (decrease)	(3,147,401)	$(36,541,625)	1,966,971	$22,262,586

†  Share transactions were adjusted to reflect a 10 for 1 reverse split effective September 15, 2005.

*  Commenced operations on March 14, 2005.

**  Commenced operations on May 4, 2005.

The Funds assess a redemption fee of 2% for shares redeemed within 90 days of purchase. For the year ended October 31, 2005, the Global Equity Fund, the International Equity Fund, the International Equity Fund II, the Total Return Bond Fund and HighYield Bond Fund received redemption fees of $1,116, $711,284, $12,980, $5,764 and $2,836, respectively, which are disclosed in the statement of changes in net assets.

7.  Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Federal Tax Information

The tax character of distributions paid for the year ended October 31, 2005 were as follows:

	Global Equity Fund	International Equity Fund	International Equity Fund II	Total Return Bond Fund	High Yield Bond Fund
Ordinary Income	$26,244	$239,978,606	$—	$5,736,791	$5,121,653
Long Term Capital Gains	—	72,653,819	—	687,783	30,930

The tax character of distributions paid for the year ended October 31, 2004 were as follows:

	Total Return Bond Fund	International Equity Fund	High Yield Bond Fund
Ordinary Income	$3,192,805	$49,724,845	$5,379,480
Long Term Capital Gains	918,177	—	8,504

The Global Equity Fund did not have any distributions for the period ended October 31, 2004 and for the year ended March 31, 2004.

At October 31, 2005, the Global Equity Fund had $3,303,809, $92,632,637, $28,922,938 and $7,288,718 available as capital loss carryforwards which expire in 2008, 2009, 2010 and 2011, respectively.

As of October 31, 2005, the components of Distributable Earnings on a tax basis for the Global Equity Fund were as follows:

Undistributed Ordinary Income	$230
Unrealized Appreciation	$1,908,305
Undistributed Long Term Capital Gains	$0

The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Global Equity Fund are primarily due to mark-to-market of forwards.

As of October 31, 2005, the components of Distributable Earnings on a tax basis for the International Equity Fund were as follows:

Undistributed Ordinary Income	$219,792,699
Unrealized Appreciation	$2,364,937,310
Undistributed Long Term Capital Gains	$497,357,234

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards.

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2005, the International Equity Fund II had $585,104 available as capital loss carryforwards which expire in 2013.

As of October 31, 2005, the components of Distributable Earnings on a tax basis for the International Equity Fund II were as follows:

Undistributed Ordinary Income	$—
Unrealized Appreciation	$6,972,739
Undistributed Long Term Capital Gains	$—

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund II are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards.

As of October 31, 2005, the components of Distributable Earnings on a tax basis for the Total Return Bond Fund were as follows:

Undistributed Ordinary Income	$4,433,698
Unrealized Depreciation	$(1,658,182)
Undistributed Long Term Capital Gains	$1,489,761

The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Total Return Bond Fund are primarily due to wash sales and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2005, the components of Distributable Earnings on a tax basis for the High Yield Bond Fund were as follows:

Undistributed Ordinary Income	$2,047,593
Unrealized Appreciation	$597,741
Undistributed Long Term Capital Gains	$2,460,681

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the High Yield Bond Fund are primarily due to wash sales and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

9.  Security Lending Agreement

The security lending income net of the loan rebate fee for the Global Equity Fund, the International Equity and the International Equity Fund II amounted to $1,799, $13,409,560 and $4,030, respectively, for the year ended October 31, 2005 and is included in interest income in the statement of operations. The Global Equity Fund and the International Equity Fund II started security lending on October 14, 2005.

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2005 the value of the securities loaned and the value of the collateral amounted to approximately the following amounts:

	Market Value of Securities Loaned	Value of Collateral
Global Equity Fund	$1,652,383	$1,707,418
International Equity Fund	868,853,797	912,301,578
International Equity Fund II	4,912,232	5,075,393

10.  Line of Credit

On March 21, 2005, the High Yield Bond Fund ( the "Borrower") entered into a Credit Agreement (the "Agreement") with Investors Bank & Trust Company (the "Bank"). The Agreement is a $10.0 million revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Borrower will pay interest on the principal amount of the Loans outstanding at a floating rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, the Borrower shall pay to the Bank an annual commitment fee, in connection with the establishment and maintenance of the Credit Facility, at the rate of 0.10% per annum on the difference between $10.0 million and the average daily amount of Loans outstanding. During the year ended October 31, 2005, there were not borrowings on this line of credit.

11.Financial Futures Contracts

The following financial futures contracts were outstanding on the Fund as of October 31, 2005:

	Expiration Date	Contracts	Description	Position	Net Unrealized Appreciation (Depreciation)
Global Equity Fund:	12/05	4	DAX Index	Long	$(1,527)
	12/05	5	NIKKEI 225 Index	Long	32,987
	12/05	4	TOPIX Index	Long	40,024
	12/05	15	DJ EURO STOXX	Long	(3,401)
	12/05	3	FTSE 100 Index	Long	4,750
					$72,833
	Expiration Date	Contracts	Description	Position	Net Unrealized Appreciation (Depreciation)
International Equity Fund:	12/05	1663	DAX Index	Long	$(634,867)
	12/05	2382	NIKKEI 225 Index	Long	15,715,177
	12/05	1447	TOPIX Index	Long	16,570,715
	12/05	4574	DJ Euro Stoxx	Long	(1,037,177)
	12/05	982	FTSE 100 Index	Long	1,555,016
					$32,168,864

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Expiration Date	Contracts	Description	Position	Net Unrealized Appreciation (Depreciation)
International Equity Fund II:	12/05	232	Euro 10 Index	Long	$122,520
	12/05	138	DAX Index	Long	35,595
	12/05	56	NIKKEI 225 Index	Long	349,823
	12/05	14	TOPIX Index	Long	671,116
	12/05	57	DJ Euro STOXX	Long	(16,099)
	12/05	71	FTSE 100 Index	Long	91,232
					$1,254,187

12.  Written Options

Activity in written options for the High Yield Bond Fund for the year ended October 31, 2005 was as follows:

	Premium	Number of Contracts
Options outstanding at October 31, 2004	$—	—
Options written	78,956	7,000,250
Options closed	(78,956)	(7,000,250)
Options outstanding at October 31, 2005	$—	—

13.  Swaps

The International Equity Fund has entered into the following swap agreements:

A Relative Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread (0.30% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as a receivable for open swap contracts of $9,374,550 at October 31, 2005.

A Relative Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread (0.32% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as a receivable for open swap contracts of $8,104,572 at October 31, 2005.

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

A Relative Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread (0.37% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as a receivable for open swap contracts of $11,012,174 at October 31, 2005.

A Relative Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread (0.32% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as a receivable for open swap contracts of $9,743,678 at October 31, 2005.

A Total Return Swap Agreement with ING Bank N.V. whereby this fund will receive the notional amount multiplied by the return on SC Impact Bucuresti, variable rate, 6 month Euribor + 6.5%, due 01/31/2009. In exchange, this Fund will pay the net coupon amounts on the notional amount converted into EUR at a specified FX rate. The value of the contract, which expires on March 1, 2009 is recorded as receivable for open swap contracts of $112,696 at October 31, 2005.

Additional Information (unaudited)

Investment Advisory Agreement

At a meeting held on December 8, 2004, the Board of the Trust approved the renewals of the Investment Advisory Agreements (each an "Agreement" and collectively, the "Agreements") with the Adviser for the Total Return Bond Fund, International Equity Fund and High Yield Bond Fund (each a "JBIF Fund" and collectively, the "JBIF Funds"). The Adviser also contractually agreed to reimburse certain expenses of the Total Return Bond Fund, commencing January 1, 2005 through February 28, 2006. The Board noted that the Advisor also had agreed previously to reimburse certain expenses of the High Yield Bond Fund through February 28, 2006.

At a meeting held on March 16, 2005, the Board of the Trust, approved the investment advisor agreement for the International Equity Fund II ("IEF II Agreement").

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor also contractually agreed to reimburse certain expenses of International Equity Fund II through February 28, 2006.

In determining whether to approve the approval of the IEF II Agreement and the renewals to the Agreements, the Board of the Trust, including all of the Trustees who are not interested persons under the 1940 Act, as amended (the "Independent Trustees"), reviewed and considered, among other items: (1) a guide from independent counsel setting forth the Board's fiduciary duties, responsibilities and the factors the Board should consider in its evaluation of the renewals of the Agreements; (2) comparative information, comparing each JBIF Fund's proposed advisory fees, expenses and returns to those of its relevant peer group; (3) the Adviser's complete Form ADV; (4) the Adviser's Financial Statements for December 31, 2004, 2003 and 2002; and (5) reports of and presentations by representatives of the adviser that described: (i) the nature, extent and quality of the Adviser's services provided to their respective JBIF Funds; (ii) the experience and qualifications of the personnel providing those services, (iii) their investment advice and performance; (iv) their assets under management and client descriptions; (v) their soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the current and proposed advisory fee arrangements with the JBIF Funds and other similarly managed clients: (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing service to the JBIF Funds; (ix) fees and other benefits; (x) methodologies to allocate securities among the JBIF Funds; (xi) outstanding lawsuits; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the JBIF Funds.

At a meeting held on March 16, 2005, the Board of Trustees of the Trust approved an amendment to the International Equity Fund's Agreement to include breakpoints reducing the investment advisory fees on the International Equity Fund's net assets over $7.5 Billion. In determining whether to amend the International Equity Fund's Agreement to include breakpoints, the Board, including all of the Independent Trustees, reviewed and considered the materials presented at the December 8, 2004 and a forecast for the fiscal year ended 2005. The Trustees discussed the written materials and the Adviser's presentations and deliberation on the renewal of the Agreements in light of this information. In the deliberations, the Trustees did not identify any single piece of information that was all important or controlling but gave significant weight to the relative investment performance of the JBIF Funds along with consideration of the other relevant factors.

Julius Baer Funds    2005 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The Board including, all of the Independent Trustees of the Trust, reached conclusions, among others, regarding the Adviser and the respective renewals: the Adviser has the capabilities, resources and personnel necessary to manage the JBIF Funds; the Board is satisfied with the quality of service provided by the Adviser in advising the JBIF Funds; the proposed management/advisory fees for the JBIF Funds are reasonable as compared to the median and the average fees paid by comparable funds in their respective peer groups; the proposed total annual portfolio operating expenses to be paid by the JBIF Funds are reasonable as compared to the median and average expenses paid comparable funds in the respective peer group: the performance of the JBIF Funds are reasonable in comparison with their benchmark indices and other mutual funds in their peer groups; the expected profit of the Adviser for advisory services, based on the proposed fees, seems reasonable based on the data provided; and the benefits derived by the Adviser from managing the JBIF Funds, including how each uses soft dollars, the ways in which they conduct portfolio transactions and select brokers are reasonable.

Based upon the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, determined that the terms of the renewals to the Agreements were fair to, and in the best interests of the JBIF Funds and their shareholders.

The Board of the Global Equity Fund is not scheduled to consider the approval of the renewal of its Investment Advisory Agreement with the Adviser until the March 2006 meeting of the Board.

Julius Baer Funds    2005 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Julius Baer Global Equity Fund Inc.

To the Shareholders and Board of Trustees
Julius Baer Investment Funds

We have audited the accompanying statements of assets and liabilities of the Julius Baer Global Equity Fund Inc. and Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund and Julius Baer Global High Yield Bond Fund, each a series of Julius Baer Investment Funds, including the schedules of investments, as of October 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Equity Fund Inc., Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund and Julius Baer Global High Yield Bond Fund, as of October 31, 2005, the results of their operations, the changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 16, 2005

Julius Baer Funds    2005 Annual Report

ADDITIONAL INFORMATION PAGE

1.  Proxy Voting Policies

A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (1) on the Fund's website [www.us-funds.juliusbaer.com] and by calling the Funds at 1-800-387-6977 (2) on the SEC's (Securities and Exchange Commission) website [www.sec.gov].

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.  Quarterly Filing Requirements

Beginning July 2004, the Fund will be filing its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, will be available on the Commission's web-site at www.sec.gov or on the Funds' website at www.us-funds.juliusbaer.com.

Julius Baer Funds    2005 Annual Report

STOCK HOLDER MEETING RESULTS

JULIUS BAER GLOBAL EQUITY FUND INC.

Annual Meeting of Shareholders

The Fund held its annual meeting of Shareholders on July 25, 2005. 15,429,865.00 (94.808% of the record date common shares) were represented at the meeting. The matters below were voted by the Shareholders.

Proposal I: The election of Robert S. Matthews and Thomas J. Gibbons as Class II Directors of the Fund.

Elected by All Shareholders	Affirmative	Withheld
Robert S. Matthews	15,382,826.507	47,038.493
Thomas J. Gibbons	15,385,549.283	44,315.717

Messrs. Gerard J.M. Vlak, Antoine Bernheim, Harvey B. Kaplan, Peter Wolfram and Michael K. Quain continue in office as directors.

Julius Baer Funds    2005 Annual Report

JULIUS BAER FUNDS as of October 31, 2005

Julius Baer Funds (Unaudited)

Disinterested Trustees of the Trust and Directors of Julius Baer Global Equity Fund Inc. (Global Equity Fund):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Antoine Bernheim (May 30, 1953) 330 Madison Avenue, New York, NY 10017	Trustee and Director	Trustee since 2004; Director since 1990	President, Dome Capital Management, Inc.; Chairman, Dome Securities Corp.	5	None

Thomas Gibbons (June 1, 1947) 330 Madison Avenue, New York, NY 10017	Trustee and Director	Trustee since 2004; Director since 1993	President, Cornerstone Associates Management (Consulting Firm)	5	None

Harvey B. Kaplan, (Sept 22, 1937) 330 Madison Avenue, New York, NY 10017	Trustee and Director	Trustee since 1995; Director since 1990	Controller (Chief Financial Officer), Easter Unlimited, Inc. (toy company).	5	None

Robert S. Matthews, (October 16, 1947) 330 Madison Avenue, New York, NY 10017	Trustee and Director	Trustee since 1992; Director since 2002	Partner, Matthews & Co. (certified public accountants).	5	None

Gerard J.M. Vlak, (September 28, 1933) 330 Madison Avenue, New York, NY 10017	Trustee and Director	Trustee since 1992; Director since 2004	Retired.	5	The Rouse Company (1996-present).

Peter Wolfram, (April 2, 1953) 330 Madison Avenue, New York, NY 10017	Trustee and Director	Trustee since 1992; Director since 2004	Partner, Kelley Drye & Warren (law firm).	5	None

Julius Baer Funds    2005 Annual Report

JULIUS BAER FUNDS as of October 31, 2005 (Continued)

Julius Baer Funds (Unaudited)

Interested Trustees:

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Glen Wisher(3) (October 10, 1963) 330 Madison Avenue, New York, NY 10017	Trustee	Since 2005	CEO of Julius Baer Americas (since May 2004); Managing Director & Head of Institutional Asset Management Americas of Julius Baer Americas (October 2001-June 2004). Director of Fixed Income (London) (January 2001-October 2001; Senior Portfolio Manager (New York) (January 1999-December 2000).	4	None

* The Fund Complex, referred to in the charts above, is comprised of the four current series of the Trust and Global Equity Fund.

Principal Officers Who are Not Trustees:

The business address for each officer to the Trust, except Ms. Sanders, Ms. McFarlane Mr. McVoy, Mr. Howard and Mr. Majewski, is Julius Baer Investment Management LLC, 330 Madison Avenue, New York, New York, 10177. The business address for Ms. Sanders, and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The business address for Mr. McVoy is US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Howard and Mr. Majewski is Thatcher Proffitt and Wood, Two World Financial Center, New York, New York 10281.

Name, Age, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (4)	Principal Occupation(s) During the Past 5 Years
Anthony Williams, (March 15, 1964)	President, Chief Executive Officer and Principal Executive Officer	Since 2004	Chief Executive Officer of Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) and Asset Management Americas (since 2004); Head of Asset Management Americas and Chief Operating Officer, Julius Baer Investment Management LLC (since 2003); Director and Head of Cross Border Strategies, JP Morgan Fleming Asset Management (1989-2002); Chief Operating Officer, JP Morgan Fleming Asset Management (1998-2001).

Julius Baer Funds    2005 Annual Report

JULIUS BAER FUNDS as of October 31, 2005 (Continued)

Julius Baer Funds (Unaudited)

Principal Officers Who are Not Trustees—(Continued):

Name, Age, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (4)	Principal Occupation(s) During the Past 5 Years
Denise Downey, (September 1, 1961)	Vice President	Since 2004	First Vice President, Director, Institutional Investments (2002 to present); First Vice President, Head of Product Development, Bank Julius Baer (2001-2002); Vice President, Deputy Chief Investment Officer, Bank Julius Baer (1995-2001); Vice President, Senior Portfolio Manager, Bankers Trust Company (1986-1995).

Brett Gallagher (August 28, 1961)	Vice President	Since 1999 for the Trust; since 2004 for Global Equity Fund	First Vice President and Deputy Chief Investment Officer of Julius Baer Investment Management LLC (formerly, Bank Julius Baer Investment Management LLC.) (1999-present).

Greg Hopper, (March 24, 1957)	Vice President of the Trust	Since 2002	First Vice President of Julius Baer Investment Management LLC (formerly, Bank Julius Baer Investment Management LLC) (2002-present); Senior Vice President and High Yield Bond Portfolio Manager, Zurich Scudder Investments (2000-2002); High Yield Bond Portfolio Manager, Harris Investment Management (1999-2000).

Richard C. Pell, (September 21, 1954)	Vice President	Since 1995 for Trust; since 2004 for Global Equity Fund	Senior Vice President and Chief Investment Officer of Julius Baer Investment Management LLC (formerly, Bank Julius Baer & Co., Ltd., New York Branch ) (1995-present).

Donald Quigley, (January 13, 1965)	Vice President	Since 2001	Vice President and Head of Global Fixed-Income Management for Julius Baer Investment Management LLC (2001-present); Fixed Income Trader for Chase Asset Management (1993-2001).

Rudolph-Riad Younes, (September 25, 1961)	Vice President	Since 1997 for Trust; Since 2004 for Global Equity Fund	Senior Vice President and Head of International Equity Management of Julius Baer Investment Management LLC (formerly, Bank Julius Baer & Co., Ltd., New York Branch ) (1993-present).

Craig M. Giunta, (December 20, 1971)	Secretary and Chief Financial Officer	Since 2001 (Secretary) Since 2003 (Chief Financial Officer)	Vice President, Julius Baer Investment Management LLC (2002-present); Assistant Vice President, Bank Julius Baer & Co., Ltd. New York Branch (2001-2002); Supervisor of Fund Accounting, Neuberger Berman LLC (1994-2001).

Julius Baer Funds    2005 Annual Report

JULIUS BAER FUNDS as of October 31, 2005 (Continued)

Julius Baer Funds (Unaudited)

Principal Officers Who are Not Trustees—(Continued):

Name, Age, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (4)	Principal Occupation(s) During the Past 5 Years
Alex Bogaenko (April 13, 1963)	Treasurer	Since 2005	Vice President, Julius Baer Investment Management LLC (2005-present); Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995-2005).

Michael K. Quain (July 6, 1957)	Chief Compliance Officer	Since 2004	First Vice President of Julius Baer Investment Management LLC (since August 2002); First Vice President of Julius Baer Securities Inc. (1998-2002); First Vice President, Bank Julius Baer & Co., Ltd. New York Branch, (1998-2002); President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly, The European Warrant Fund, Inc)(1997-2004); President and Chief Executive Officer of Julius Baer Investment Funds LLC (1998-2004).

Michael McVoy (August 8, 1957)	Anti-Money Laundering Officer	Since 2004	Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986-present); Senior Vice President and Risk Manager for U.S. Bancorp (1999-Present).

Dorothy Sanders (May 18, 1955)	Assistant Secretary	Since 2005	Director, Mutual Fund Administration, Investors Bank & Trust Company (2004-present); Chief Legal Officer of Fred Algers (2000-2004).

Steve R. Howard (January 16, 1953)	Assistant Secretary	Since 2005 (5)	Partner, Thatcher Proffitt and Wood (2005-present); Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP (1998-2005).

Thomas M. Majewski (February 22, 1963)	Assistant Secretary	Since 2005 (5)	Counsel, Thatcher Proffitt and Wood (2005-present); Associate, Paul, Weiss, Rifkind, Wharton & Garrison LLP (1998-2005).

Victoria McFarlane (October 2, 1966)	Assistant Treasurer	Since 2003	Director, Mutual Fund Administration, Investors Bank & Trust Company (2001-present); Manager/Assistant Vice President of Fund Treasury for MFS Investment Services (1997-2002).

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor. Each Director serves for a period of 3 years and until his successor is elected and qualified.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Wisher is an interested trustee because he is an employee of the Julius Baer Americas.

(4) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office. Each officer of the Global Equity Fund is elected for a term of 1 year until his or her successor is duly elected and qualified.

(5) Resigned effective November 11, 2005.

Julius Baer Funds    2005 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The Global Equity Fund and International Equity Fund paid foreign taxes of $67,705 and $31,360,539 and earned $662,495 and $328,744,929 of foreign income during the year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, $0.04147 and $.07131 per share were designated as foreign taxes paid for the Global Equity Fund and International Equity Fund and $0.40575 and $0.74750 per share were designated as income earned from foreign sources for the Global Equity Fund and International Equity Fund for the year ended October 31, 2005.

The Global Equity Fund and International Equity Fund designate $26,244 and $239,978,606 of distributions paid from investment company taxable income earned in 10/31/05, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year end information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended October 31, 2005 qualified dividends received deductions for the Global Equity Fund was 100%.

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2005:

Long Term Capital Gain Dividend
International Equity Fund	72,653,819
Total Return Bond Fund	687,783
High Yield Bond Fund	30,930

Julius Baer Funds    2005 Annual Report

Item 2. Code of Ethics.

As of October 31, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer.  During the year ended October 31, 2005, the Registrant amended its code of ethics in response to new Securities and Exchange Commission Final Rule IA-2256, dated 07/02/04, requiring registered advisers to adopt codes of ethics setting forth standards of conduct expected of advisory personnel and addressing conflicts that arise from personal trading by advisory personnel.  During the year ended October 31, 2005, the Registrant did not grant any waivers from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR/A under Item 11(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Mr. Robert S. Matthews, who is an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, KPMG LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ending October 31, 2005 and 2004 were $91,000 and $70,000, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for the fiscal years ending October 31, 2005 and 2004.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ending October 31, 2005 and 2004 were $33,500 and $20,000, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by KPMG LLP for the fiscal years ending October 31, 2005 and 2004.

(e)          (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)          (2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) 100%

(f)            Not Applicable.

(g)   The aggregate non-audit fees billed by KPMG to the Trust for the fiscal years ending October 31, 2005 and October 31, 2004 were $33,500 and $20,000, respectively.  The aggregate non-audit fees billed by KPMG to the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust for the fiscal years ended October 31, 2005 and October 31, 2004 were $71,000 and $54,500, respectively.

(h)   The audit Committee has authorized the Chairman of the Audit Committee to pre-approve audit and non-audit services. For the fiscal years ended October 31, 2005 and October 31, 2004, the Audit Committee pre-approved all such services.

Items 5.  Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6. Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Items 8. Portfolio Managers of Closed-Ended Management Investments Companies

Not applicable to this filing.

Items 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing

Items 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics is attached.

(a)(2)                    Separate certifications for the Registrant’s of Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(b)                                 Certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b), under the Investment Company Act of 1940 are attached here to as Exhibit 99.906CERT.  These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR/A with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Julius Baer Investment Funds

By (Signature and Title)	/s/ Tony Williams
	Tony Williams	President (Principal Executive Officer)

Date	01/06/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Craig Giunta
	Craig Giunta	Chief Financial Officer (Principal Financial Officer)

Date	01/06/06

By (Signature and Title)	/s/ Tony Williams
	Tony Williams	President (Principal Executive Officer)

Date	01/06/06